UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23996

Blackstone Private Multi-Asset Credit and Income Fund

(exact name of Registrant as specified in charter)

345 Park Avenue
New York, New York 10154
(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Kevin Michel

Lucie Enns
Blackstone Private Credit Strategies LLC
345 Park Avenue
New York, New York 10154

Registrant’s telephone number, including area code: (212) 503-2100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1.	Report to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

Table of Contents

Manager Commentary and Fund Highlights	2
Fund Summary	7
Consolidated Schedule of Investments	8
Consolidated Statement of Assets and Liabilities	20
Consolidated Statement of Operations	22
Consolidated Statement of Changes in Net Assets	23
Consolidated Statement of Cash Flows	25
Consolidated Financial Highlights	27
Notes to Consolidated Financial Statements	30
Report of Independent Registered Public Accounting Firm	54
Additional Information	55
Privacy Procedures	56
Trustees & Officers	66

Blackstone Private Multi-Asset	Manager Commentary
Credit and Income Fund	and Fund Highlights

December 31, 2025 (Unaudited)

When we launched Blackstone Private Multi-Asset Credit and Income Fund (“BMACX” or the “Fund”) in May 2025, we did so with a clear view: the role of fixed income is evolving. We believe public markets tend to be more volatile and can be a less reliable source of income, as well as less effective as a diversifier at a time when investors are seeking stability.(1) Meanwhile, we have seen private credit become more essential to financing corporates and the real economy where secular demand across infrastructure, real estate and power are driving massive capital needs. Private credit has continued to deliver an attractive premium in an environment where leveraged loan and high-yield spreads are historically tight.(2) BMACX was built to meet this moment – providing a single access, one-stop, private multi-asset credit solution that seeks to deliver diversified income and access to Blackstone’s leading $520B(3) credit platform.

Since inception, we believe we have delivered on this vision. Through broad exposure across the expanding private credit landscape, BMACX has generated strong income while maintaining meaningfully lower volatility than traditional fixed income.(4) Furthermore, BMACX is intentionally structured to seek returns primarily driven by credit selection and downside protection rather than movements from interest rates.

Performance

As of December 31, 2025, BMACX has delivered an inception-to-date unannualized total net return of 7.8% (Class I) over its first eight months(5). Importantly, performance has been driven primarily by credit selection rather than movement in rates, which has supported the performance of high yield and investment grade bonds. Distributions increased steadily since inception, with $0.3128(6) per share paid for Class I shares in Q4. All four core BMACX strategies contributed positively to performance in 2025, reinforcing the benefits of diversification across asset classes embedded in the Fund’s design, with Private Corporate Credit delivering the largest contribution to return for the period ended December 31, 2025. During the period, we remained underweight to Liquid Credit as we assessed relative value. As the Fund continues to scale, we intend to broaden the portfolio across asset classes. We view diversification across asset classes as a source of resilience – allowing different income streams to complement one another across market environments.(7)

Blackstone’s Multi-Asset Credit (“MAC”) Framework

The evolution of credit markets and expansion of investment strategies in today’s dynamic environment call for a new and improved multi-asset credit approach. Private credit continues to offer ~200bps of yield premium to leveraged loans.(8) BMACX was designed to capture this opportunity through Blackstone’s MAC framework, anchored in three core principles:

Diversification Across Asset Classes – Blackstone’s unified and broad credit platform allows BMACX to source opportunities across a wide range of private credit assets that offer spread premium above public markets.(8) BMACX benefits from diversified credit opportunities as different asset classes offer attributes that can offset and complement each other, resulting in resilient income.

Disciplined Approach – A rigorous, bottom-up underwriting process informed by fundamental, quantitative insights and a single global investment committee ensure consistent risk standards across strategies. This approach has supported stronger risk-adjusted outcomes, with BMACX delivering performance in excess of public fixed income at 1/3 of the volatility.(4)

Dynamic Allocation – The opportunity set and relative value across the credit landscape shifts over time. We use our monthly Credit Market Forum to determine relative value and is anchored by proprietary insights, data, and portfolio manager contributions from across our credit business to identify asset classes and opportunities for BMACX.

Fund Highlights

$555M

Fund net asset value

$15.37

December NAV per share (Class I) (11)

Total ITD Net Return

(unannualized)

8-month performance as of 12/31/2025(5,12)

Portfolio Allocations

As of 12/31/2025(13)

2	www.bmacx.com

Blackstone Private Multi-Asset	Manager Commentary
Credit and Income Fund	and Fund Highlights

December 31, 2025 (Unaudited)

Our position as the world’s largest alternative asset manager,(9) combined with the breadth and depth of our credit platform, allow us to see trends earlier, and accordingly inform our investment and asset allocation decisions for BMACX. This includes Blackstone Credit and Insurance’s $3.5B marquee financing transaction for EQT,(10) one of the largest natural gas production and infrastructure companies in Northern America, where Blackstone’s scale, underwriting expertise, and flexibility enabled differentiated access to a portfolio of mission critical assets with stable cash flow.

Looking Ahead

We enter 2026 with optimism – supported by healthy credit fundamentals and growing demand for capital across the real economy. By leveraging the capabilities and expertise across the full breadth of Blackstone’s credit platform, we believe we are well-positioned as BMACX continues its ramp phase to broaden across credit assets. Guided by the 3D’s – diversification, disciplined approach and dynamic allocation – BMACX is committed to delivering a differentiated, all-weather solution with resilient, diversified income.

End Notes

Note: All figures as of December 31, 2025, unless otherwise noted. Reflects Blackstone Credit and Insurance’s (“BXCI”) views and beliefs as of the date of this material only, which is subject to change. Broad exposure does not ensure a profit nor protect against losses. Although certain loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein, and must be read in conjunction with the prospectus in order to understand fully all of the implications and risks of the offering to which this material relates. Past performance does not predict future returns, and there can be no assurance that any Blackstone fund or investment will achieve its objectives or avoid substantial losses. See “Use of Leverage” in the Important Disclosure Information for additional information regarding performance. A copy of the prospectus must be made available to you in connection with this offering, and is available at www.bmacx.com.

Annual Report | December 31, 2025	3

Blackstone Private Multi-Asset	Manager Commentary
Credit and Income Fund	and Fund Highlights

December 31, 2025 (Unaudited)

1) Reflects a comparison of return and volatility of private credit with those of certain traditional fixed income during the past five years. Private Credit represented by Cliffwater Direct Lending Index from September 30, 2020 through September 30, 2025, which is the most recent data available. See note 5 below for information on the indices that represent public or “traditional” fixed income. The indices presented (excluding private credit) represent investments that have material differences from an investment in BMACX or the investments that BMACX may make. For more information on these indices, please see the Index Definitions section at the end of this presentation. For a more detailed description of BMACX’s risk factors, please refer to BMACX’s prospectus. The returns of these indices do not account for management fees, trading costs, or other portfolio expenses that would reduce returns to investors. Please see “Index Definitions” and “Index Comparison” at the end of this communication for more information.

2) J.P. Morgan Research from January 2022 to December 2025. Refers to the spreads of the Morningstar LSTA US Leveraged Loan Index and the Bloomberg US High Yield Index.

3) AUM is estimated and unaudited as of December 31, 2025. AUM is a combined figure inclusive of Blackstone Credit and Insurance “BXCI” and Real Estate Debt businesses. The AUM for Blackstone, Blackstone Credit and Insurance or any specific fund, account or investment strategy presented in this material may differ from any comparable AUM disclosure in other non-public or public sources (including public regulatory filings) due to, among other factors, methods of net asset value and capital commitment reporting, differences in categorizing certain funds and accounts within specific investment strategies and exclusion of certain funds and accounts, or any part of net asset value or capital commitment thereof, from the related AUM calculations. Certain of these differences are in some cases required by applicable regulation. All figures are subject to change.

4) Reflects a comparison of BMACX’s volatility with those of certain traditional fixed income products for the period from BMACX’s Class I inception date of May 1, 2025 through December 31, 2025, which is the latest data available. Public or “traditional” fixed income includes high yield bonds, investment grade bonds, and leveraged loans. During the period from May 1, 2025 to December 31, 2025, BMACX Class I’s volatility was 0.7 compared to volatilities of high yield bonds, investment grade bonds, and leveraged loans of 2.0, 2.8, and 1.5, respectively. High yield bonds are represented by the Bloomberg US Corporate High Yield Index. Investment grade bonds are represented by the Bloomberg US Aggregate Bond Index. Leveraged loans are represented by the Morningstar LSTA US Leveraged Loan Index. Volatility is measured using standard deviation. The risk profile of the indices presented is likely to be materially different from that of BMACX including that BMACX’s fees and expenses may be higher, BMACX’s shares are not fixed-rate debt instruments and BMACX shares are significantly less liquid than public fixed income. Please see “Index Definitions” and “Index Comparison” at the end of this communication for more information.

5) Inception date for Class I shares: May 1, 2025. Inception date for Class I Advisory and Class S shares: July 1, 2025. Inception-to-date (ITD) total return as of December 31, 2025 for Class I Advisory shares: 5.4%. Inception-to-date (ITD) total return as of December 31, 2025 for Class S shares (no/ with upfront placement fee): 5.0%/1.4%. Total Net Return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. The Adviser waived the management fee in full for the six-month period beginning from the date the Fund completed its first sale of shares in its public offering. Without this waiver, returns would be lower. Greater than one year are annualized. All returns shown are derived from unaudited financial information and are net of all BMACX expenses, including general and administrative expenses, transaction related expenses, management fees, incentive fees, and share class specific fees, as applicable, but exclude the impact of early repurchase deductions on the repurchase of shares that have been outstanding for less than one year. Past performance does not predict future returns. There can be no assurance that any Blackstone fund or investment will achieve its objectives or avoid substantial losses. Class S listed as (With Upfront Placement Fee or Brokerage Commissions) reflect the returns after the maximum upfront placement fees. Class S listed as (No Upfront Placement Fee or Brokerage Commissions) exclude upfront placement fees. Class I and Class I Advisory do not have upfront placement fees. The returns have been prepared using unaudited data and valuations of the underlying investments in BMACX’s portfolio, which are estimates of fair value and form the basis for BMACX’s NAV. Valuations based upon unaudited reports from the underlying investments may be subject to later adjustments, may not correspond to realized value and may not accurately reflect the price at which assets could be liquidated.

6) Distributions reflect quarterly distribution amounts per share of Class I. The Fund also distributed $0.3128 per share for Class I Advisory shares and $0.2837 per share for Class S shares for the fourth quarter. We expect to declare distributions daily and pay regular monthly distributions. Accruals will occur daily, provided, however, that accruals on any non-business day will be effective as of the immediately preceding business day. Fourth quarter distribution per share includes daily accruals from October 1, 2025 through December 31, 2025. Past performance does not predict future returns. Distributions may be funded through sources other than net investment income. See BMACX’s prospectus. Please visit the Shareholders page on BMACX’s website for notices regarding distributions subject to Section 19(a) of the Investment Company Act of 1940. We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than net investment income, including the sale of assets, borrowings, return of capital, or offering proceeds, and although we generally expect to fund distributions from net investment income, we have not established limits on the amounts we may pay from such sources. As of December 31, 2025, 100% of inception-to-date distributions were funded from net investment income or realized short-term capital gains, rather than a return of capital on a GAAP basis. A return of capital is not paid from tax earnings or profits and will have the effect of reducing the tax basis of a shareholder’s Common Shares, such that when a shareholder sells its Common Shares the sale may be subject to tax, even if the Common Shares are sold for less than the original purchase price. Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by BMACX’s adviser, Blackstone Private Credit Strategies LLC (the “Adviser”) or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.

4	www.bmacx.com

Blackstone Private Multi-Asset	Manager Commentary
Credit and Income Fund	and Fund Highlights

December 31, 2025 (Unaudited)

7) Diversification of an investor’s portfolio does not ensure a profit or protect against loss in a declining market.

8) J.P. Morgan Research from January 2022 to December 2025.

9) Based on Blackstone Credit and Insurance analysis of company earnings presentations and calls, as of December 31, 2025 and latest publicly available data of Blackstone Credit and Insurance peers.

10) BMACX participated in this transaction with other Blackstone-managed investment vehicles through Pibb Member Holdings LLC. The selected investment presented above is for informational purposes only in order to illustrate a certain type of investment previously made by Blackstone Credit & Insurance that would be consistent with the relevant strategy, is not necessarily representative of the investments BMACX may pursue or be able to make and does not constitute investment advice or recommendation of past investments.

11) The NAV per share for each class of Common Shares is determined by dividing the value of total assets attributable to the class minus liabilities attributable to the class by the total number of Common Shares outstanding of the class at the date as of which the determination is made. Accruals will occur daily, provided, however, that accruals on any non-business day will be effective as of the immediately preceding business day. See the prospectus for more information. For information on the NAV per share for other classes, see bmacx.com.

12) “Investment Grade” is represented by the total return of the Bloomberg US Aggregate Bond Index. “Leveraged Loans” is represented by the total return of the Morningstar LSTA US Leveraged Loan Index. “High Yield” is represented by the total return of the Bloomberg US Corporate High Yield Index. Please see “Index Definitions” and “Index Comparison” at the end of this communication for more information.

13) Current BMACX allocations reflected herein are not intended to be indicative of future results to be achieved. BMACX and future allocations may change materially. BMACX may also invest in liquid credit and other types of investments to the extent that these investments are consistent with our investment objective, strategies and policies, and permissible under the Investment Company Act of 1940 and other applicable regulations.

Important Disclosure Information

Use of Leverage. The Fund currently uses leverage. The use of leverage or borrowings magnifies investment, market and certain other risks and may be significant. The Fund’s performance will be affected by the availability and terms of any leverage as such leverage will enhance returns from investments to the extent such returns exceed the costs of borrowings by the Fund. The leveraged capital structure of such assets will increase their exposure to certain factors such as rising interest rates, downturns in the economy, or deterioration in the financial condition of such assets or industry. In the event an investment cannot generate adequate cash flow to meet its debt service, the Fund may suffer a partial or total loss of capital invested in the investment, which may adversely affect the returns of the Fund. In addition, because the Fund will pay all expenses, including interest, associated with the use of leverage or borrowings, investors will indirectly bear such cost.

Past performance does not predict future returns. The opinions expressed herein reflect the current opinions of Blackstone as of the date appearing in this material only. There can be no assurance that views and opinions expressed in this document will come to pass. Certain information contained in the materials discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice.

Forward Looking Statement Disclosure

Certain information contained in this communication constitutes “forward looking statements” within the meaning of the federal securities laws. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “could,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include financial projections and estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are inherently subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BMACX believes these factors also include but are not limited to those described under the section entitled “Risk Factors” in its prospectus, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BMACX’s prospectus and other filings). Except as otherwise required by federal securities laws, BMACX undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Annual Report | December 31, 2025	5

Blackstone Private Multi-Asset	Manager Commentary
Credit and Income Fund	and Fund Highlights

December 31, 2025 (Unaudited)

Index Definitions

Bloomberg US Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg US Corporate High Yield Index measures the USD-denominated, high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

Cliffwater Direct Lending Index is comprised primarily of senior and unitranche loans held within Business Development Companies (BDCs) and was created to address comparative performance of senior middle market loans against the entire universe of middle market loans represented by CDLI. CDLI seeks to measure unlevered, gross-of-fee performance of US middle market corporate loans, as represented by the asset-weighted performance of the underlying assets of BDCs, including both exchange-traded and unlisted BDCs, subject to certain eligibility requirements.

Morningstar LSTA US Leveraged Loan Index is a market value-weighted index designed to measure the performance of the US leveraged loan market based upon market weightings, spreads and interest payments.

Index Comparison. The volatility and risk profile of the index presented in this document is likely to be materially different from those of BMACX, including those related to fees and expenses, liquidity, safety, and tax features. In addition, the index employs different investment guidelines and criteria than BMACX and may not employ leverage; as a result, the holdings in BMACX and the liquidity of such holdings may differ significantly from the securities that comprise the index. BMACX’s per share NAV is based on the valuation of its investments and is not subject to market pricing forces as is the price of the index presented. BMACX shares are likely to be significantly less liquid than the indices presented. The index is generally not subject to fees or expenses, are meant to illustrate general market performance, and it may not be possible to invest in the index. Further information about the index presented is available upon request.

6	www.bmacx.com

Blackstone Private Multi-Asset
Credit and Income Fund	Fund Summary

December 31, 2025 (Unaudited)

Performance Summary

Performance quoted represents past performance, which is no guarantee of future results. Past performance is not indicative of future results. Because of market volatility and other factors, current performance may be higher or lower than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are repurchased, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses.

Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. The returns shown do not reflect transaction or other fees, including upfront placement fees or brokerage commissions, charged by certain financial intermediaries that may apply or taxes that an investor would pay on fund distributions or on the sale of fund shares. The graph assumes the initial investment amount for Class I shares of the Fund shown below, assuming the reinvestment of distributions. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. To obtain the most recent month-end performance, visit www.bmacx.com.

Value of a $1,000,000 Investment

Average Annual Total Return (as of December 31, 2025)*

Since Inception
Class I(1)	7.8%
Class I Advisory(2)	5.4%
Class S(2)	5.0%
Bloomberg US Aggregate Bond Index(3)	4.0%
Bloomberg US Corporate High Yield Index(3)	7.6%
Morningstar LSTA US Leveraged Loan Index(3)	5.5%

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. An investment cannot be made directly in an index. Performance data quoted represents past performance and does not guarantee future results.
(1)	For the period May 1, 2025 (commencement of operations) to December 31, 2025.
(2)	For the period July 1, 2025 (commencement of operations) to December 31, 2025.
(3)	Inception to date returns for the Bloomberg US Aggregate Bond Index, Bloomberg US Corporate High Yield Index, and Morningstar LSTA US Leveraged Loan Index are based on Class I Shares' commencement of operations date of May 1, 2025.

Annual Report | December 31, 2025	7

Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount/ Units(3)		Cost(4)	Fair Value
First Lien Debt - non-controlled/non-affiliated - 19.6%
Aerospace & Defense - 1.3%
Galileo Parent, Inc., Revolver(5)(6)(7)(8)	SOFR + 5.75%	9.42%	05/03/2029	05/09/2025	$672		$672	$672
Galileo Parent, Inc., Term Loan(5)(7)(8)	SOFR + 5.75%	9.42%	05/03/2030	05/09/2025	6,436		6,436	6,436
							7,108	7,108
Commercial Services & Supplies - 8.1%
Ground Penetrating Radar Systems LLC, Delayed Draw Term Loan(5)(6)(7)(9)(10)	SOFR + 4.50%	8.17%	01/02/2032	05/09/2025	141		139	148
Ground Penetrating Radar Systems LLC, Revolver(5)(6)(7)(9)(10)	SOFR + 4.50%	8.19%	01/02/2032	05/09/2025	30		29	33
Ground Penetrating Radar Systems LLC, Term Loan(5)(7)(9)(10)	SOFR + 4.50%	8.17%	01/02/2032	05/09/2025	5,763		5,722	5,763
ISQ Hawkeye Holdco, Inc., Delayed Draw Term Loan(5)(6)(7)(9)(10)	SOFR + 4.68%	8.43%	08/20/2031	05/09/2025	159		159	159
ISQ Hawkeye Holdco, Inc., Delayed Draw Term Loan(5)(7)(9)(10)	SOFR + 4.68%	8.43%	08/20/2031	05/09/2025	1,558		1,558	1,558
ISQ Hawkeye Holdco, Inc., Revolver(5)(6)(7)(9)(10)	SOFR + 4.68%	8.43%	08/20/2030	05/09/2025	221		221	221
ISQ Hawkeye Holdco, Inc., Term Loan(5)(7)(9)(10)	SOFR + 4.68%	8.43%	08/20/2031	05/09/2025	4,298		4,298	4,298
Jupiter Purchaser LLC, Term Loan(5)(7)(9)(10)(11)	SOFR + 5.00%	8.67% (incl. 2.75% PIK)	11/08/2031	05/09/2025	6,163		6,055	6,159
Langan Midco LLC, Term Loan(5)(7)(8)(10)	SOFR + 4.75%	8.47%	01/16/2029	10/31/2025	12,589		12,526	12,589
Scutum SA, Term Loan(5)(7)(10)(12)	E + 5.00%	7.02%	07/25/2032	12/03/2025	8,536	EUR	9,780	9,914
Veregy Consolidated, Inc., Term Loan(5)(7)(9)(10)	SOFR + 4.25%	8.14%	04/16/2031	10/31/2025	$3,993		3,973	3,994
							44,460	44,836
Construction & Engineering - 4.2%
AS Renewable Technologies Holdings LLC, Term Loan(5)(7)(8)	SOFR + 6.75%	10.53%	10/07/2029	05/09/2025	9,226		9,206	9,226
Saber Power Services LLC, Revolver(5)(6)(7)(9)	SOFR + 5.50%	9.27%	10/21/2031	10/21/2025	231		231	231
Saber Power Services LLC, Term Loan(5)(7)(9)	SOFR + 5.50%	9.27%	10/21/2031	10/21/2025	13,846		13,826	13,846
							23,263	23,303
Health Care Technology - 1.1%
eResearchTechnology, Inc., Delayed Draw Term Loan(5)(7)(9)	SOFR + 4.75%	8.47%	01/19/2032	05/09/2025	860		852	860
eResearchTechnology, Inc., Delayed Draw Term Loan(5)(6)(7)(9)	SOFR + 4.75%	8.47%	01/19/2032	05/09/2025	137		135	145
eResearchTechnology, Inc., Term Loan(5)(7)(9)	SOFR + 4.75%	8.47%	01/19/2032	05/09/2025	5,177		5,127	5,176
							6,114	6,181
Real Estate Management & Development - 1.2%
Odevo AB, Delayed Draw Term Loan(5)(6)(7)(12)	E + 5.25%	7.36%	12/31/2030	05/09/2025	1,235	EUR	1,417	1,451
Odevo AB, Delayed Draw Term Loan(5)(7)(12)	SOFR + 5.25%	8.96%	12/31/2030	05/09/2025	$1,030		1,029	1,030
Odevo AB, Delayed Draw Term Loan(5)(7)(12)	S + 5.25%	9.22%	12/31/2030	05/09/2025	372	GBP	504	500
Odevo AB, Term Loan(5)(7)(12)	ST + 5.25%	7.21%	12/31/2030	05/09/2025	5,835	SEK	607	633
Odevo AB, Term Loan(5)(7)(12)	E + 5.25%	7.36%	12/31/2030	05/09/2025	30	EUR	34	35
Odevo AB, Term Loan(5)(7)(12)	SOFR + 5.25%	8.96%	12/31/2030	05/09/2025	$3,366		3,366	3,366
Odevo AB, Term Loan(5)(7)(12)	S + 5.25%	9.22%	12/31/2030	05/09/2025	26	GBP	35	35
							6,992	7,050
Software - 3.7%
Denali Bidco Ltd., Term Loan(5)(7)(12)	E + 5.00%	7.02%	09/05/2031	09/05/2025	84	EUR	99	98
Denali Bidco Ltd., Term Loan(5)(7)(12)	S + 5.00%	8.72%	09/05/2031	09/05/2025	39	GBP	52	52
Dropbox, Inc., Term Loan(5)(7)(9)(10)(13)	SOFR + 4.91%	8.65%	12/11/2029	05/09/2025	$4,809		4,769	4,761
IRI Group Holdings, Inc., Term Loan(5)(7)(9)	SOFR + 4.25%	7.97%	12/01/2029	05/09/2025	3,657		3,657	3,657
Optus 1011. GmbH, Delayed Draw Term Loan(5) (7)(12)	E + 5.00%	7.02%	03/24/2032	05/09/2025	793	EUR	899	923
Optus 1011. GmbH, Term Loan(5)(7)(12)	E + 5.00%	7.02%	03/24/2032	05/09/2025	9,423	EUR	10,657	10,957
							20,133	20,448
TOTAL FIRST LIEN DEBT - NON-CONTROLLED/NON-AFFILIATED							$108,070	$108,926

See Notes to Consolidated Financial Statements.

8	www.bmacx.com

Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount/ Units(3)		Cost(4)	Fair Value
First Lien Debt - non-controlled/affiliated - 0.0%(14)
Transportation Infrastructure - 0.0%(14)
Enstructure LLC, Term Loan(5)(7)(15)(16)	SOFR + 4.50%	8.24%	08/15/2032	08/15/2025	$196		$196	$196
TOTAL FIRST LIEN DEBT - NON-CONTROLLED/AFFILIATED							$196	$196

Second Lien Debt - non-controlled/non-affiliated - 6.4%
Software - 2.8%
Denali Holdco Ltd., Term Loan(5)(7)(11)		9.80% PIK	09/05/2032	09/05/2025	8,007	EUR	9,310	9,310
Denali Holdco Ltd., Term Loan(5)(7)(11)		11.20% PIK	09/05/2032	09/05/2025	4,630	GBP	6,201	6,166
							15,511	15,476
Trading Companies & Distributors - 3.6%
BCPE Empire Holdings, Inc., Term Loan(5)(7)(8)(10)	SOFR + 5.25%	9.07%	12/31/2031	10/03/2025	$20,000		$19,725	19,900
TOTAL SECOND LIEN DEBT - NON-CONTROLLED/NON-AFFILIATED							$35,236	$35,376

Subordinate & Other Debt - non-controlled/non-affiliated - 3.2%
Financial Services - 3.2%
Auxilior Capital Partners, Inc., Delayed Draw Term Loan(5)(7)		9.50%	07/01/2030	08/22/2025	17,857		$17,857	17,857
TOTAL SUBORDINATE & OTHER DEBT - NON-CONTROLLED/NON-AFFILIATED							$17,857	$17,857
Corporate Bonds - non-controlled/non-affiliated - 9.3%
Aerospace & Defense - 0.1%
Bombardier, Inc.(7)(17)		7.45%	05/01/2034	12/19/2025	120		134	135
BWX Technologies, Inc.(7)(17)		4.13%	04/15/2029	12/19/2025	270		264	263
							398	398
Air Freight & Logistics - 0.1%
JetBlue Airways Corp. / JetBlue Loyalty LP(7)(17)		9.88%	09/20/2031	12/12/2025	280		282	282
Automobile Components - 0.1%
Forvia SE(7)		8.00%	06/15/2030	12/12/2025	330		353	354
Tenneco, Inc.(7)(17)		8.00%	11/17/2028	12/12/2025	70		70	70
The Goodyear Tire & Rubber Co.(17)		5.00%	07/15/2029	12/19/2025	300		294	297
							717	721
Automobiles - 0.2%
Aston Martin Capital Holdings Ltd.(7)		10.00%	03/31/2029	12/12/2025	330		306	308
Jaguar Land Rover Automotive plc(7)		5.50%	07/15/2029	12/19/2025	60		60	60
Nissan Motor Acceptance Co. LLC(7)(17)		7.05%	09/15/2028	12/12/2025	530		548	550
Nissan Motor Co. Ltd.(7)(17)		4.81%	09/17/2030	12/12/2025	50		47	47
ZF North America Capital, Inc.(7)		7.50%	03/24/2031	12/19/2025	30		30	30
ZF North America Capital, Inc.(7)		6.88%	04/23/2032	12/12/2025	100		97	98
							1,088	1,093
Biotechnology - 0.0%(14)
Emergent BioSolutions, Inc.(7)		3.88%	08/15/2028	12/12/2025	140		125	126
Broadline Retail - 0.1%
Kohl's Corp.(7)(17)		10.00%	06/01/2030	12/12/2025	120		132	132
Kohl's Corp.		5.55%	07/17/2045	12/12/2025	40		29	28
Macy's Retail Holdings LLC(7)(17)		7.38%	08/01/2033	12/12/2025	140		149	149
Nordstrom, Inc.		4.38%	04/01/2030	12/12/2025	10		9	10
Nordstrom, Inc.		4.25%	08/01/2031	12/19/2025	20		19	19
Nordstrom, Inc.		5.00%	01/15/2044	12/12/2025	40		30	30
Rakuten Group, Inc.(7)		9.75%	04/15/2029	12/12/2025	100		112	112
							480	480
Capital Markets - 0.0%(14)
Aretec Group, Inc.(7)		10.00%	08/15/2030	12/19/2025	40		43	43
Jane Street Group LLC / JSG Finance, Inc.(7)(17)		6.13%	11/01/2032	12/12/2025	170		173	173
							216	216
Chemicals - 0.0%(14)
Celanese US Holdings LLC(17)		6.50%	04/15/2030	12/12/2025	150		151	151
Nufarm Australia Ltd. / Nufarm Americas, Inc.(7)		5.00%	01/27/2030	12/12/2025	40		36	37
The Chemours Co.(7)		4.63%	11/15/2029	12/12/2025	20		18	18

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	9

Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount/ Units(3)	Cost(4)	Fair Value
Corporate Bonds - non-controlled/non-affiliated - 9.3% (continued)
Chemicals - 0.0%(14) (continued)
Tronox, Inc.(7)(17)		4.63%	03/15/2029	12/12/2025	$30	$22	$21
						227	227
Commercial Services & Supplies - 0.1%
ACCO Brands Corp.(7)(17)		4.25%	03/15/2029	12/12/2025	200	185	186
Cimpress plc(7)		7.38%	09/15/2032	12/19/2025	170	174	174
Deluxe Corp.(7)(17)		8.00%	06/01/2029	12/12/2025	190	194	194
Garda World Security Corp.(7)		6.50%	01/15/2031	12/12/2025	100	102	102
R.R. Donnelley & Sons Co.(7)		9.50%	08/01/2029	12/12/2025	60	62	62
						717	718
Communications Equipment - 0.1%
ATP Tower Holdings LLC / Andean Telecom Partners Chile SpA / Andean Tower Partners Colombia SAS(7)		7.88%	02/03/2030	12/12/2025	40	41	41
Ciena Corp.(7)(17)		4.00%	01/31/2030	12/12/2025	130	126	125
Viavi Solutions, Inc.(7)(17)		3.75%	10/01/2029	12/12/2025	130	124	125
						291	291
Construction & Engineering - 0.0%(14)
Brundage-Bone Concrete Pumping Holdings, Inc.(7)		7.50%	02/01/2032	12/19/2025	20	21	20
Dycom Industries, Inc.(7)(17)		4.50%	04/15/2029	12/19/2025	160	158	158
Tutor Perini Corp.(7)		11.88%	04/30/2029	12/12/2025	30	33	34
Williams Scotsman, Inc.(7)		6.63%	04/15/2030	12/12/2025	20	21	21
						233	233
Construction Materials - 0.0%(14)
Smyrna Ready Mix Concrete LLC(7)		8.88%	11/15/2031	12/12/2025	20	21	21
Star Holding LLC(7)		8.75%	08/01/2031	12/12/2025	40	39	39
						60	60
Consumer Finance - 0.5%
Ally Financial, Inc.(17)		6.70%	02/14/2033	12/12/2025	330	346	345
Atlanticus Holdings Corp.(7)		9.75%	09/01/2030	12/19/2025	130	129	130
Bread Financial Holdings, Inc.(7)(17)		6.75%	05/15/2031	12/12/2025	300	310	311
Credit Acceptance Corp.(7)(17)		6.63%	03/15/2030	12/12/2025	250	251	251
Enova International, Inc.(7)(17)		9.13%	08/01/2029	12/12/2025	300	319	320
Navient Corp.(17)		5.50%	03/15/2029	12/12/2025	60	59	60
Navient Corp.(17)		11.50%	03/15/2031	12/12/2025	158	176	177
Navient Corp.(17)		7.88%	06/15/2032	12/12/2025	320	334	335
OneMain Finance Corp.		6.75%	03/15/2032	12/12/2025	20	21	21
OneMain Finance Corp.(17)		7.13%	09/15/2032	12/19/2025	320	332	333
OneMain Finance Corp.(17)		6.75%	09/15/2033	12/12/2025	240	242	243
PRA Group, Inc.(7)		5.00%	10/01/2029	12/19/2025	30	28	28
PROG Holdings, Inc.(7)(17)		6.00%	11/15/2029	12/12/2025	200	198	198
Synchrony Financial(17)		7.25%	02/02/2033	12/12/2025	250	269	269
						3,014	3,021
Containers & Packaging - 0.2%
Cascades, Inc. / Cascades USA, Inc.(7)(17)		6.75%	07/15/2030	12/12/2025	270	281	281
Mauser Packaging Solutions Holding Co.(7)		7.88%	04/15/2030	12/12/2025	30	30	30
OI European Group BV(7)(17)		4.75%	02/15/2030	12/19/2025	380	369	368
Owens-Brockway Glass Container, Inc.(7)(17)		7.25%	05/15/2031	12/12/2025	120	122	123
Owens-Brockway Glass Container, Inc.(7)		7.38%	06/01/2032	12/19/2025	30	30	30
						832	832
Diversified Consumer Services - 0.0%(14)
Carriage Services, Inc.(7)(17)		4.25%	05/15/2029	12/12/2025	130	125	126
Service Corp. International(17)		3.38%	08/15/2030	12/12/2025	120	112	112
						237	238
Diversified Telecommunication Services - 0.1%
Directv Financing LLC / Directv Financing Co-Obligor, Inc.(7)(17)		10.00%	02/15/2031	12/12/2025	170	173	174

See Notes to Consolidated Financial Statements.

10	www.bmacx.com

Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount/ Units(3)	Cost(4)	Fair Value
Corporate Bonds - non-controlled/non-affiliated - 9.3% (continued)
Diversified Telecommunication Services - 0.1% (continued)
Iliad Holding SAS(7)		7.00%	04/15/2032	12/12/2025	$10	$11	$11
Viasat, Inc.(7)(17)		7.50%	05/30/2031	12/12/2025	40	38	38
Virgin Media Vendor Financing Notes IV DAC(7)		5.00%	07/15/2028	12/12/2025	40	39	39
Ziggo BV(7)		4.88%	01/15/2030	12/12/2025	110	104	104
						365	366
Electrical Equipment - 0.0%(14)
Albion Financing 1 SARL / Aggreko Holdings, Inc.(7)		7.00%	05/21/2030	12/12/2025	60	63	63
Electronic Equipment, Instruments & Components - 0.0%(14)
TTM Technologies, Inc.(7)		4.00%	03/01/2029	12/12/2025	40	39	39
Energy Equipment & Services - 0.3%
Nabors Industries, Inc.(7)		8.88%	08/15/2031	12/12/2025	380	372	369
Noble Finance II LLC(7)		8.00%	04/15/2030	12/12/2025	60	62	62
Precision Drilling Corp.(7)(17)		6.88%	01/15/2029	12/12/2025	130	131	132
Seadrill Finance Ltd.(7)		8.38%	08/01/2030	12/12/2025	40	42	42
SESI LLC(7)		7.88%	09/30/2030	12/12/2025	40	40	39
Tidewater, Inc.(7)(17)		9.13%	07/15/2030	12/12/2025	210	224	226
Transocean International Ltd.(7)		8.25%	05/15/2029	12/12/2025	340	339	343
Transocean International Ltd.(7)(17)		8.50%	05/15/2031	12/12/2025	90	91	89
Valaris Ltd.(7)(17)		8.38%	04/30/2030	12/12/2025	370	384	385
Viridien(7)		10.00%	10/15/2030	12/12/2025	70	74	74
						1,759	1,761
Entertainment - 0.0%(14)
Warnermedia Holdings, Inc.(17)		4.28%	03/15/2032	12/12/2025	150	133	132
Financial Services - 0.2%
Burford Capital Global Finance LLC(7)(17)		9.25%	07/01/2031	12/19/2025	200	207	206
Encore Capital Group, Inc.(7)(17)		6.63%	04/15/2031	12/12/2025	480	484	483
Freedom Mortgage Holdings LLC(7)		8.38%	04/01/2032	12/12/2025	30	32	31
Jefferson Capital Holdings LLC(7)		8.25%	05/15/2030	12/12/2025	50	53	53
LD Holdings Group LLC(7)		8.75%	11/01/2027	12/19/2025	20	20	20
LD Holdings Group LLC(7)		6.13%	04/01/2028	12/12/2025	10	9	9
Rfna LP(7)		7.88%	02/15/2030	12/19/2025	10	10	10
TrueNoord Capital DAC(7)		8.75%	03/01/2030	12/12/2025	40	42	42
United Wholesale Mortgage LLC(7)		5.50%	04/15/2029	12/12/2025	60	59	60
VFH Parent LLC / Valor Co-Issuer, Inc.(7)		7.50%	06/15/2031	12/19/2025	40	42	42
						958	956
Food Products - 0.1%
B&G Foods, Inc.(7)(17)		8.00%	09/15/2028	12/12/2025	200	197	197
Post Holdings, Inc.(7)(17)		4.50%	09/15/2031	12/12/2025	100	95	95
						292	292
Gas Utilities - 0.1%
AmeriGas Partners LP / AmeriGas Finance Corp.(7)		9.50%	06/01/2030	12/12/2025	10	11	11
Suburban Propane Partners LP / Suburban Energy Finance Corp.(7)(17)		5.00%	06/01/2031	12/12/2025	390	374	375
Superior Plus LP / Superior General Partner, Inc.(7) (17)		4.50%	03/15/2029	12/12/2025	200	194	195
Venture Global Plaquemines LNG LLC(7)(17)		7.50%	05/01/2033	12/19/2025	70	75	76
Venture Global Plaquemines LNG LLC(7)		6.50%	01/15/2034	12/12/2025	50	50	51
Venture Global Plaquemines LNG LLC(7)		6.75%	01/15/2036	12/19/2025	70	71	72
						775	780
Ground Transportation - 0.0%(14)
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.(7)		8.25%	01/15/2030	12/12/2025	10	11	10
The Hertz Corp.(7)		12.63%	07/15/2029	12/12/2025	10	10	10
The Hertz Corp.(7)		5.00%	12/01/2029	12/12/2025	30	20	21
						41	41

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	11

Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount/ Units(3)	Cost(4)	Fair Value
Corporate Bonds - non-controlled/non-affiliated - 9.3% (continued)
Health Care Providers & Services - 0.1%
AdaptHealth LLC(7)(17)		5.13%	03/01/2030	12/12/2025	$70	$68	$69
CHS / Community Health Systems, Inc.(7)		6.13%	04/01/2030	12/12/2025	280	227	225
Encompass Health Corp.(17)		4.50%	02/01/2028	12/12/2025	170	170	170
Prime Healthcare Services, Inc.(7)		9.38%	09/01/2029	12/12/2025	60	63	63
Select Medical Corp.(7)		6.25%	12/01/2032	12/12/2025	20	20	19
						548	546
Health Care REITs - 0.2%
Diversified Healthcare Trust		4.75%	02/15/2028	12/12/2025	400	386	387
Diversified Healthcare Trust		4.38%	03/01/2031	12/19/2025	50	44	44
MPT Operating Partnership LP / MPT Finance Corp.(17)		4.63%	08/01/2029	12/12/2025	580	487	486
						917	917
Hotels, Restaurants & Leisure - 0.2%
Great Canadian Gaming Corp. / Raptor LLC(7)		8.75%	11/15/2029	12/12/2025	40	40	41
Hilton Domestic Operating Co., Inc.(7)(17)		3.75%	05/01/2029	12/12/2025	40	39	39
Hilton Domestic Operating Co., Inc.(7)(17)		4.00%	05/01/2031	12/12/2025	130	124	125
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower, Inc.(7)(17)		5.00%	06/01/2029	12/12/2025	630	610	612
Station Casinos LLC(7)		6.63%	03/15/2032	12/19/2025	40	41	41
Travel + Leisure Co.(7)		4.63%	03/01/2030	12/12/2025	30	29	29
Voyager Parent LLC(7)(17)		9.25%	07/01/2032	12/12/2025	70	75	74
Yum! Brands, Inc.(7)(17)		4.75%	01/15/2030	12/19/2025	270	270	271
						1,228	1,232
Household Durables - 0.2%
Beazer Homes USA, Inc.(7)(17)		7.50%	03/15/2031	12/12/2025	190	193	193
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC(7)(17)		4.88%	02/15/2030	12/12/2025	70	65	65
LGI Homes, Inc.(7)(17)		8.75%	12/15/2028	12/12/2025	90	94	94
M/I Homes, Inc.(17)		4.95%	02/01/2028	12/12/2025	230	230	230
Somnigroup International, Inc.(7)(17)		4.00%	04/15/2029	12/12/2025	150	146	146
Taylor Morrison Communities, Inc.(7)(17)		5.75%	01/15/2028	12/19/2025	490	499	499
The New Home Co., Inc.(7)		8.50%	11/01/2030	12/12/2025	50	52	52
Whirlpool Corp.		6.50%	06/15/2033	12/12/2025	10	10	10
						1,289	1,289
Independent Power and Renewable Electricity Producers - 0.0%(14)
California Buyer Ltd. / Atlantica Sustainable Infrastructure plc(7)		6.38%	02/15/2032	12/12/2025	20	20	20
TerraForm Power Operating LLC(7)		4.75%	01/15/2030	12/12/2025	10	10	10
						30	30
Industrial Conglomerates - 0.1%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.(17)		9.75%	01/15/2029	12/12/2025	320	322	319
Icahn Enterprises LP / Icahn Enterprises Finance Corp.(17)		4.38%	02/01/2029	12/12/2025	100	87	87
						409	406
Insurance - 0.0%(14)
APH Somerset Investor 2 LLC / APH2 Somerset Investor 2 LLC / APH3 Somerset Investor 2 LLC(7)		7.88%	11/01/2029	12/12/2025	50	51	51
Jones Deslauriers Insurance Management, Inc.(7)		8.50%	03/15/2030	12/12/2025	50	52	52
The Nassau Cos. of New York(7)		7.88%	07/15/2030	12/12/2025	40	38	38
						141	141
Interactive Media & Services - 0.1%
ANGI Group LLC(7)		3.88%	08/15/2028	12/12/2025	40	37	37
Cars.com, Inc.(7)(17)		6.38%	11/01/2028	12/19/2025	135	135	135
Dotdash Meredith, Inc.(7)		7.63%	06/15/2032	12/12/2025	40	37	36
ZipRecruiter, Inc.(7)		5.00%	01/15/2030	12/12/2025	180	148	142

See Notes to Consolidated Financial Statements.

12	www.bmacx.com

Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount/ Units(3)	Cost(4)	Fair Value
Corporate Bonds - non-controlled/non-affiliated - 9.3% (continued)
Interactive Media & Services - 0.1% (continued)
ZoomInfo Technologies LLC / ZoomInfo Finance Corp.(7)		3.88%	02/01/2029	12/19/2025	$10	$10	$9
						367	359
IT Services - 0.1%
APLD ComputeCo LLC(7)		9.25%	12/15/2030	12/12/2025	90	88	88
Asurion LLC and Asurion Co-Issuer, Inc.(7)		8.00%	12/31/2032	12/19/2025	30	31	31
Cipher Compute LLC(7)(17)		7.13%	11/15/2030	12/12/2025	70	72	72
Twilio, Inc.(17)		3.63%	03/15/2029	12/18/2025	310	300	300
						491	491
Life Sciences Tools & Services - 0.0%(14)
Charles River Laboratories International, Inc.(7)(17)		4.25%	05/01/2028	12/19/2025	140	139	139
Charles River Laboratories International, Inc.(7)(17)		3.75%	03/15/2029	12/12/2025	140	135	135
						274	274
Machinery - 0.1%
ATS Corp.(7)		4.13%	12/15/2028	12/12/2025	30	29	29
ESAB Corp.(7)(17)		6.25%	04/15/2029	12/12/2025	230	237	237
JB Poindexter & Co., Inc.(7)		8.75%	12/15/2031	12/12/2025	50	52	52
Mueller Water Products, Inc.(7)(17)		4.00%	06/15/2029	12/12/2025	150	147	147
Park-Ohio Industries, Inc.(7)(17)		8.50%	08/01/2030	12/12/2025	110	113	114
Wabash National Corp.(7)		4.50%	10/15/2028	12/12/2025	30	28	28
						606	607
Marine Transportation - 0.1%
Danaos Corp.(7)		6.88%	10/15/2032	12/12/2025	180	185	186
DCLI Bidco LLC(7)		7.75%	11/15/2029	12/12/2025	40	41	41
Stena International SA(7)		7.25%	01/15/2031	12/12/2025	60	61	62
						287	289
Media - 0.3%
AMC Networks, Inc.(7)(17)		10.50%	07/15/2032	12/12/2025	90	99	99
Clear Channel Outdoor Holdings, Inc.(7)		7.50%	06/01/2029	12/12/2025	60	59	60
EchoStar Corp.		10.75%	11/30/2029	12/19/2025	180	199	199
Gray Media, Inc.(7)(17)		4.75%	10/15/2030	12/12/2025	240	188	186
Gray Media, Inc.(7)		5.38%	11/15/2031	12/12/2025	160	121	120
iHeartCommunications, Inc.(7)		10.88%	05/01/2030	12/12/2025	180	156	156
Lamar Media Corp.(17)		3.75%	02/15/2028	12/19/2025	610	600	601
Sinclair Television Group, Inc.(7)		5.50%	03/01/2030	12/12/2025	60	54	54
Stagwell Global LLC(7)		5.63%	08/15/2029	12/12/2025	60	59	59
Univision Communications, Inc.(7)(17)		9.38%	08/01/2032	12/12/2025	170	181	183
						1,716	1,717
Metals & Mining - 0.2%
Century Aluminum Co.(7)(17)		6.88%	08/01/2032	12/19/2025	130	133	134
Cleveland-Cliffs, Inc.(7)		7.00%	03/15/2032	12/19/2025	50	51	51
Compass Minerals International, Inc.(7)(17)		8.00%	07/01/2030	12/19/2025	180	188	189
IAMGOLD Corp.(7)		5.75%	10/15/2028	12/12/2025	30	30	30
Mineral Resources Ltd.(7)(17)		7.00%	04/01/2031	12/12/2025	580	607	605
Novelis Corp.(7)		4.75%	01/30/2030	12/12/2025	120	116	116
SunCoke Energy, Inc.(7)(17)		4.88%	06/30/2029	12/12/2025	160	149	149
						1,274	1,274
Mortgage Real Estate Investment Trusts (REITs) - 0.2%
Apollo Commercial Real Estate Finance, Inc.(7)(17)		4.63%	06/15/2029	12/19/2025	160	155	155
Arbor Realty SR, Inc.(7)		7.88%	07/15/2030	12/12/2025	40	39	38
Rithm Capital Corp.(7)		8.00%	04/01/2029	12/12/2025	30	31	31
Rithm Capital Corp.(7)(17)		8.00%	07/15/2030	12/12/2025	390	399	399
Starwood Property Trust, Inc.(7)(17)		7.25%	04/01/2029	12/12/2025	70	74	74
Starwood Property Trust, Inc.(7)(17)		6.50%	10/15/2030	12/19/2025	160	167	167
UWM Holdings LLC(7)(17)		6.63%	02/01/2030	12/12/2025	70	71	71
						936	935

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	13

Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount/ Units(3)		Cost(4)	Fair Value
Corporate Bonds - non-controlled/non-affiliated - 9.3% (continued)
Oil, Gas & Consumable Fuels - 0.8%
Antero Midstream Partners LP / Antero Midstream Finance Corp.(7)(17)		6.63%	02/01/2032	12/19/2025	$240		$249	$249
Antero Midstream Partners LP / Antero Midstream Finance Corp.(7)(17)		5.75%	10/15/2033	12/12/2025	110		110	111
Buckeye Partners LP(7)		4.50%	03/01/2028	12/12/2025	110		109	110
California Resources Corp.(7)(17)		8.25%	06/15/2029	12/12/2025	410		428	429
California Resources Corp.(7)		7.00%	01/15/2034	12/12/2025	10		10	10
CNX Resources Corp.(7)(17)		6.00%	01/15/2029	12/12/2025	120		121	121
CNX Resources Corp.(7)(17)		7.25%	03/01/2032	12/19/2025	120		125	125
Comstock Resources, Inc.(7)(17)		6.75%	03/01/2029	12/12/2025	430		430	431
CVR Energy, Inc.(7)(17)		5.75%	02/15/2028	12/12/2025	90		89	89
Delek Logistics Partners LP / Delek Logistics Finance Corp.(7)(17)		8.63%	03/15/2029	12/12/2025	110		115	115
Delek Logistics Partners LP / Delek Logistics Finance Corp.(7)(17)		7.38%	06/30/2033	12/19/2025	180		183	184
Excelerate Energy LP(7)		8.00%	05/15/2030	12/12/2025	50		53	53
Gulfport Energy Operating Corp.(7)(17)		6.75%	09/01/2029	12/12/2025	210		217	217
Hess Midstream Operations LP(7)(17)		5.88%	03/01/2028	12/12/2025	400		408	409
Hilcorp Energy I LP / Hilcorp Finance Co.(7)		6.00%	02/01/2031	12/12/2025	10		10	10
Hilcorp Energy I LP / Hilcorp Finance Co.(7)(17)		8.38%	11/01/2033	12/19/2025	110		111	113
Hilcorp Energy I LP / Hilcorp Finance Co.(7)		7.25%	02/15/2035	12/12/2025	20		19	19
Kraken Oil & Gas Partners LLC(7)		7.63%	08/15/2029	12/12/2025	40		40	40
NGL Energy Operating LLC / NGL Energy Finance Corp.(7)(17)		8.38%	02/15/2032	12/12/2025	270		279	280
PBF Holding Co. LLC / PBF Finance Corp.(7)(17)		9.88%	03/15/2030	12/12/2025	210		216	216
Summit Midstream Holdings LLC(7)(17)		8.63%	10/31/2029	12/12/2025	270		277	280
Talos Production, Inc.(7)(17)		9.38%	02/01/2031	12/12/2025	410		425	428
Venture Global LNG, Inc.(7)(17)		8.38%	06/01/2031	12/12/2025	120		118	119
Venture Global LNG, Inc.(7)(17)		9.88%	02/01/2032	12/12/2025	100		101	103
Wildfire Intermediate Holdings LLC(7)		7.50%	10/15/2029	12/12/2025	40		41	41
							4,284	4,302
Paper & Forest Products - 0.0%(14)
Domtar Corp.(7)		6.75%	10/01/2028	12/19/2025	10		8	8
Magnera Corp.(7)(17)		4.75%	11/15/2029	12/12/2025	70		65	65
							73	73
Passenger Airlines - 0.1%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd.(7)(17)		5.75%	04/20/2029	12/12/2025	590		600	601
Personal Care Products - 0.1%
HLF Financing SARL LLC / Herbalife International, Inc.(7)(17)		4.88%	06/01/2029	12/12/2025	510		479	480
Pharmaceuticals - 1.5%
Rossini SARL(5)(7)(11)(12)	E + 7.00%	9.12% PIK	03/30/2030	06/05/2025	6,945	EUR	7,863	8,096
Professional Services - 0.1%
ASGN, Inc.(7)(17)		4.63%	05/15/2028	12/19/2025	$180		177	177
Clarivate Science Holdings Corp.(7)		4.88%	07/01/2029	12/12/2025	80		76	76
Neptune Bidco US, Inc.(7)		10.38%	05/15/2031	12/12/2025	120		123	123
TriNet Group, Inc.(7)(17)		3.50%	03/01/2029	12/12/2025	320		302	304
							678	680
Real Estate Management & Development - 0.1%
Ashton Woods USA LLC / Ashton Woods Finance Co.(7)		4.63%	08/01/2029	12/12/2025	60		57	57
Five Point Operating Co. LP(7)		8.00%	10/01/2030	12/12/2025	40		42	42
The Howard Hughes Corp.(7)(17)		4.38%	02/01/2031	12/12/2025	210		200	200
							299	299
Semiconductors & Semiconductor Equipment - 0.1%
ams-OSRAM AG(7)		12.25%	03/30/2029	12/19/2025	250		267	267

See Notes to Consolidated Financial Statements.

14	www.bmacx.com

Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount/ Units(3)		Cost(4)	Fair Value
Corporate Bonds - non-controlled/non-affiliated - 9.3% (continued)
Semiconductors & Semiconductor Equipment - 0.1% (continued)
Kioxia Holdings Corp.(7)		6.25%	07/24/2030	12/19/2025	$150		$155	$154
							422	421
Software - 2.1%
Cloud Software Group, Inc.(7)(17)		8.25%	06/30/2032	12/12/2025	280		293	293
Fair Isaac Corp.(7)(17)		4.00%	06/15/2028	12/12/2025	620		612	614
Open Text Corp.(7)(17)		3.88%	02/15/2028	12/12/2025	200		196	196
Pagaya US Holdings Co. LLC(7)		8.88%	08/01/2030	12/12/2025	160		141	140
TeamSystem Holdco 3 SpA(5)(7)(12)	E + 5.75%	7.75%	07/07/2033	07/07/2025	8,755	EUR	10,179	10,179
							11,421	11,422
Specialty Retail - 0.1%
PetSmart LLC / PetSmart Finance Corp.(7)(17)		7.50%	09/15/2032	12/12/2025	$90		91	92
Wayfair LLC(7)(17)		7.25%	10/31/2029	12/12/2025	100		104	104
Wayfair LLC(7)(17)		6.75%	11/15/2032	12/12/2025	490		502	504
							697	700
Technology Hardware, Storage & Peripherals - 0.1%
Seagate Data Storage Technology Pte. Ltd.(7)(17)		4.09%	06/01/2029	12/12/2025	250		245	245
WULF Compute LLC(7)(17)		7.75%	10/15/2030	12/12/2025	110		113	114
							358	359
Textiles, Apparel & Luxury Goods - 0.0%(14)
VF Corp.(17)		2.95%	04/23/2030	12/12/2025	110		99	100
Trading Companies & Distributors - 0.0%(14)
Star Leasing Co. LLC(7)		7.63%	02/15/2030	12/12/2025	50		46	46
Veritiv Operating Co.(7)		10.50%	11/30/2030	12/12/2025	50		54	54
							100	100
TOTAL CORPORATE BONDS - NON-CONTROLLED/NON-AFFILIATED							$51,228	$51,506

Unsecured Debt - non-controlled/non-affiliated - 2.8%
IT Services - 2.8%
Evergreen Services Group Holdco LLC, Delayed Draw Term Loan(5)(7)(10)(11)		12.75% PIK	04/05/2031	10/28/2025	2,534		2,485	2,484
Evergreen Services Group Holdco LLC, Term Loan(5)(7)(10)(11)		12.75% PIK	04/05/2031	10/28/2025	12,998		12,748	12,738
							15,233	15,222
TOTAL UNSECURED DEBT - NON-CONTROLLED/NON-AFFILIATED							$15,233	$15,222
Structured Finance Obligations - Debt Instruments - non-controlled/non-affiliated - 0.5%
Financial Services - 0.5%
Galaxy 35 CLO Ltd.(5)(7)(12)	SOFR + 5.00%	9.30%	04/20/2038	06/25/2025	2,749		2,765	$2,745
TOTAL STRUCTURED FINANCE OBLIGATIONS - DEBT INSTRUMENTS - NON-CONTROLLED/NON-AFFILIATED							$2,765	$2,745

Investments(1)	Reference Rate & Spread	Interest Rate	Maturity Date	Acquisition Date	Par Amount/ Units(3)	Cost(4)	Fair Value
Structured Finance Obligations - Equity Instruments - non-controlled/non-affiliated - 3.1%
Financial Services - 3.1%
Aimco CLO 20 Ltd.(5)(7)(18)	Effective yield	13.30%	10/16/2038	11/07/2025	$5,659	5,121	$4,690
CarVal CLO XIII-C Ltd.(5)(6)(7)(19)			06/24/2027	06/24/2025	769	769	769
Galaxy 35 CLO Ltd.(5)(7)(18)	Effective yield	12.89%	04/20/2038	06/25/2025	8,010	6,899	6,296
HPS Loan Management Ltd.(5)(7)(18)	Effective yield	12.21%	04/15/2037	06/18/2025	2,000	1,264	1,134
MidOcean Credit CLO XIX Ltd.(5)(7)(18)	Effective yield	8.12%	07/20/2036	09/24/2025	2,000	1,472	1,471
Regatta Kilo(5)(6)(7)(19)			12/27/2026	06/13/2025	973	973	973
Whitebox CLO V Ltd.(5)(7)(18)	Effective yield	11.17%	07/20/2038	09/24/2025	2,500	2,157	1,960
						18,655	17,293

TOTAL STRUCTURED FINANCE OBLIGATIONS - EQUITY INSTRUMENTS - NON-CONTROLLED/NON-AFFILIATED	$18,655	$17,293

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	15

Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

Investments(1)	Reference Rate & Spread	Interest Rate	Maturity Date	Acquisition Date	Par Amount/ Units(3)	Cost(4)	Fair Value
Equity & Other - non-controlled/non-affiliated - 2.0%
Health Care Technology - 2.0%
Azalea Parent Corp., Preferred Units(5)(7)(11)		12.75% PIK		11/21/2025	10,555	$10,351	$10,871
TOTAL EQUITY & OTHER - NON-CONTROLLED/NON-AFFILIATED						$10,351	$10,871

Equity & Other - non-controlled/affiliated - 9.4%
Financial Services - 1.2%
Taurus I Cayman TopCo LP - LP Interest(5)(6)(7)(15)				12/23/2025	6,708,416	$6,712	$6,780
Oil, Gas & Consumable Fuels - 4.5%
Pibb Member Holdings LLC - LLC Interest(5)(7)(15)				06/25/2025	25,000,000	24,929	25,297
Transportation Infrastructure - 3.7%
Enstructure Holdco LLC, Preferred Units(5)(7)(11)(12)(15)	SOFR + 7.00%	10.66% PIK		08/15/2025	20,525	20,230	20,371
TOTAL EQUITY & OTHER - NON-CONTROLLED/AFFILIATED						$51,871	$52,448

Equity & Other - controlled/affiliated - 5.9%
Insurance - 5.9%
Fort Greene Reinsurance Holdings LLC
Class A Common Units(5)(7)(15)(19)				08/04/2025	515	$5,155	$5,205
Class A Preferred Units, A-1(5)(7)(15)		10.00%		08/04/2025	150	1,500	1,500
Class A Preferred Units, A-2(5)(7)(15)		10.00%		08/29/2025	650	6,500	6,500
Class A Preferred Units, A-3(5)(7)(15)		11.00%		09/29/2025	1,600	16,000	16,000
Class A Preferred Units, A-4(5)(7)(15)		10.67%		12/29/2025	349	3,492	3,492
						32,647	32,697
Foundry Insurance Services Ltd., Common Units(5) (7)(15)(19)				07/11/2025	10	–	–
TOTAL EQUITY & OTHER - CONTROLLED/AFFILIATED						$32,647	$32,697

Investments(1)	Acquisition Date	Par Amount/ Units	Cost	Fair Value
Investee Funds - non-controlled/affiliated - 61.4%
Financial Services - 61.4%
Blackstone Private Credit Fund - Class I(5)(7)(15)(20)	05/01/2025	8,263,256	$207,500	$205,342
Blackstone Private Real Estate Credit and Income Fund, Common Shares(5)(7)(15)(20)	06/01/2025	5,205,353	132,500	135,756
TOTAL INVESTEE FUNDS - NON-CONTROLLED/AFFILIATED			$340,000	$341,098
TOTAL PORTFOLIO INVESTMENTS - 123.6%			$684,109	$686,235

	Interest Rate	Cost	Fair Value
Cash and Cash Equivalents - 2.9%
BlackRock Liquidity FedFund - Class Institutional	3.64%	$4,321	$4,321
Dreyfus Government Cash Management - Class Institutional	3.65%	25	25
Fidelity Investments Money Market Treasury Portfolio - Class I	3.65%	5,108	5,108
Other Cash and Cash Equivalents		7,121	7,121
TOTAL CASH AND CASH EQUIVALENTS		$16,575	$16,575
TOTAL PORTFOLIO INVESTMENTS, CASH AND CASH EQUIVALENTS - 126.5%		$700,684	$702,810
Debt Outstanding - (11.5)%			(63,781)
Reverse Repurchase Agreements - (4.0)%			(22,008)
Other Assets, less Liabilities - (11.0)%			(61,851)
Net Assets - 100.0%			$555,170

Amounts above are shown as a percentage of net assets as of December 31, 2025.

See Notes to Consolidated Financial Statements.

16	www.bmacx.com

Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

Reverse Repurchase Agreements Outstanding at December 31, 2025

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Face Value	Face Value Including Accrued Interest
J.P. Morgan Securities LLC	3.40%	12/15/2025	On Demand(21)	$(188)	$(188)
J.P. Morgan Securities LLC	3.75%	12/12/2025	On Demand(21)	(1,776)	(1,779)
J.P. Morgan Securities LLC	3.75%	12/19/2025	On Demand(21)	(5,490)	(5,495)
Morgan Stanley Bank NA	(1.00)%	12/22/2025	On Demand(21)	(16)	(16)
Morgan Stanley Bank NA	1.00%	12/19/2025	On Demand(21)	(28)	(28)
Nomura Securities International, Inc.	3.99%	12/12/2025	On Demand(21)	(2,451)	(2,455)
Nomura Securities International, Inc.	3.99%	12/19/2025	On Demand(21)	(12,059)	(12,074)
Total Reverse Repurchase Agreements Outstanding				$(22,008)	$(22,035)

(1)	Unless otherwise indicated, the Fund is not affiliated with, nor does it “control” any of the issuers listed. Under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”), the Fund is generally deemed to “control” a portfolio company if the Fund owns more than 25% of its outstanding voting securities and/or has the power to exercise control over the management or policies of the portfolio company. Under the 1940 Act, the Fund is generally deemed an “affiliated person” of a portfolio company if the Fund owns 5% or more of the portfolio company’s outstanding voting securities.
(2)	Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either Sterling Overnight Interbank Average Rate (“SONIA” or “S”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR”), or Stockholm Interbank Offered Rate (“STIBOR” or “ST”), which gnerally resets periodically. For each loan, the Fund has indicated the reference rate used and provided the spread and the interest rate in effect as of December 31, 2025. Variable rate loans typically include an interest reference rate floor feature.
(3)	Unless otherwise indicated, all debt and equity investments held by the Fund are denominated in U.S. Dollars. All debt investments are income producing unless otherwise indicated. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount (in thousands) is presented for debt investments and structured finance obligations, while the number of shares or units (in whole amounts) owned is presented for equity investments. Each of the Fund’s investments is pledged as collateral under its revolving credit facility unless otherwise indicated.
(4)	The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“GAAP”).
(5)	These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by the Adviser under the direction of the Board of Trustees (see Note 2 and Note 3), pursuant to the Fund’s valuation policy.
(6)	Position or portion thereof is an unfunded commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Fund’s unfunded commitments:

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Carval CLO XIII-C Ltd.	Structured Finance Obligations - Equity Instruments	06/24/2027	$1,106	$–
Dropbox, Inc.	Delayed Draw Term Loan	03/15/2026	2,924	–
Dropbox, Inc.	Delayed Draw Term Loan	12/10/2026	2,680	–
Enstructure LLC	Delayed Draw Term Loan	06/10/2026	122	–
eResearchTechnology, Inc.	Delayed Draw Term Loan	01/17/2027	839	9
eResearchTechnology, Inc.	Revolver	10/17/2031	488	–
Galileo Parent, Inc.	Revolver	05/03/2029	351	–
Ground Penetrating Radar Systems LLC	Delayed Draw Term Loan	07/02/2027	973	7
Ground Penetrating Radar Systems LLC	Revolver	01/02/2032	564	3
IRI Group Holdings, Inc.	Revolver	12/01/2028	3,844	–
ISQ Hawkeye Holdco, Inc.	Delayed Draw Term Loan	08/20/2026	909	–
ISQ Hawkeye Holdco, Inc.	Revolver	08/20/2030	317	–
Jupiter Purchaser LLC	Delayed Draw Term Loan	11/08/2026	1,453	(4)
Langan Midco LLC	Delayed Draw Term Loan	01/16/2027	3,052	–
Odevo AB	Delayed Draw Term Loan	12/12/2027	610	–
Regatta Kilo	Structured Finance Obligations - Equity Instruments	12/27/2026	777	–
Saber Power Services LLC	Revolver	10/21/2031	923	–
Scutum SA	Delayed Draw Term Loan	07/25/2028	2,920	15
Taurus I Cayman TopCo LP	Equity	07/02/2027	11,041	–
Veregy Consolidated, Inc.	Delayed Draw Term Loan	04/16/2027	352	2
Veregy Consolidated, Inc.	Revolver	04/16/2031	845	–
Total Unfunded Commitments			$37,090	$32

(7)	Denoted securities are exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2025, the aggregate fair value of these securities is $680,740 or 122.6% of the Fund’s net assets. The initial acquisition dates have been included for such securities.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	17

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

(8)	The interest rate floor on these investments as of December 31, 2025 was 1.00%.
(9)	The interest rate floor on these investments as of December 31, 2025 was 0.75%.
(10)	For unsettled positions the interest rate does not include the base rate.
(11)	Income may be received in additional securities and/or cash.
(12)	There are no interest rate floors on these investments.
(13)	These loans are “last-out” portions of loans. The “last-out” portion of the Fund’s loan investment generally earns a higher interest rate than the “first-out” portion, and in exchange the “first-out” portion would generally receive priority with respect to payment principal, interest and any other amounts due thereunder over the “last-out” portion.
(14)	Rounds to less than 0.1%.
(15)	Under the 1940 Act, the Fund is generally deemed to “control” a portfolio company if the Fund owns more than 25% of its outstanding voting securities and/or has the power to exercise control over the management or policies of the portfolio company. Under the 1940 Act, the Fund is generally deemed an “affiliated person” of a portfolio company if the Fund owns 5% or more of the portfolio company’s outstanding voting securities. Shareholders will not bear duplicative fees on investments into investment companies or business development companies managed by the Adviser or its affiliates. As of December 31, 2025, the Fund’s controlled/affiliated and non-controlled/ affiliated investments were as follows:

	Fair Value as of May 1, 2025	Gross Additions	Gross Reductions	Net Change in Unrealized	Net Realized Gain (Loss)	Fair Value as of December 31, 2025	Income
Non-Controlled/Affiliated Investments
Blackstone Private Credit Fund - Class I	$—	$207,500	$—	$(2,158)	$—	$205,342	$8,819
Blackstone Private Real Estate Credit and Income Fund, Common Shares	—	132,500	—	3,256	—	135,756	4,345
Enstructure Holdco LLC, Preferred Units	—	20,230	—	141	—	20,371	855
Enstructure LLC, Term Loan	—	196	—	—	—	196	7
Pibb Member Holdings LLC - LLC Interest	—	24,929	—	368	—	25,297	1,650
Taurus I Cayman TopCo LP - LP Interest	—	6,729	(17)	68	—	6,780	43
Controlled/Affiliated Investments
Fort Greene Reinsurance Holdings LLC -
Class A Common Units	—	5,155	—	50	—	5,205	—
Class A Preferred Units, A-1	—	1,500	—	—	—	1,500	63
Class A Preferred Units, A-2	—	6,500	—	—	—	6,500	226
Class A Preferred Units, A-3	—	16,000	—	—	—	16,000	460
Class A Preferred Units, A-4	—	3,492	—	—	—	3,492	3
Foundry Insurance Services Ltd., Common Units	—	—	—	—	—	—	—
Total	$—	424,731	$(17)	$1,725	$—	$426,439	$16,471

(16)	The interest rate floor on these investments as of December 31, 2025 was 0.50%.
(17)	All or a portion of this security is pledged as collateral in connection with reverse repurchase agreements. These securities are not pledged as collateral under the Fund's revolving credit facility.
(18)	Interest rate represents the effective yield of estimated future cash flows on the equity class of structured finance obligation vehicles using the effective yield method in accordance with GAAP.
(19)	Non-income producing.
(20)	Additional information for the investments in other registered investment companies or business development companies (“Investee Fund”), including the financial statements is available from the SEC’s EDGAR database at www.sec.gov.
(21)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

Foreign Currency Forward Contracts

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank NA	USD	625	SEK	5,789	03/25/2026	$(6)

See Notes to Consolidated Financial Statements.

18	www.bmacx.com

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Schedule of Investments

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

Currency
EUR	Euro
GBP	British Pound
SEK	Swedish Krona
USD	United States Dollar

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	19

Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Statement of Assets and Liabilities

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

ASSETS:
Investments at fair value
Non-controlled/non-affiliated investments (cost of $259,395)	$259,796
Non-controlled/affiliated investments (cost of $392,067)	393,742
Controlled/affiliated investments (cost of $32,647)	32,697
Total investments at fair value (cost of $684,109)	686,235
Cash and cash equivalents	16,107
Cash denominated in foreign currencies (cost of $468)	468
Dividend and interest receivable from investments	6,060
Deferred financing costs	1,420
Deferred offering costs	443
Receivable for investments sold	8,641
Receivable for Fund shares sold	9,746
Receivable from Adviser (Note 3)	9,812
Total assets	$738,932

LIABILITIES:
Debt outstanding (Note 7)	$63,781
Reverse repurchase agreements (Note 7)	22,008
Payable for investments purchased	81,301
Management fees payable (Note 3)	623
Incentive fees payable (Note 3)	1,506
Interest payable	600
Administrative service expenses payable (Note 3)	211
Due to affiliates (Note 3)	6,568
Distribution payable	2,958
Board of Trustees’ fees payable	105
Distribution and shareholder servicing fees payable (Note 3)	57
Accrued expenses and other liabilities	4,038
Unrealized depreciation on forward foreign currency contracts	6
Total liabilities	$183,762
Commitments and contingencies (Note 9)
Net assets	$555,170

COMPOSITION OF NET ASSETS:
Paid in capital in excess of par value	$549,793
Total distributable earnings	5,377
Net assets	$555,170

See Notes to Consolidated Financial Statements.

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Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Statement of Assets and Liabilities

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

NET ASSET VALUE
Class I:
Net asset value per share	$15.37
Net assets	$518,100
Shares outstanding, par value $0.01 per share, unlimited shares authorized	33,701,544

Class I Advisory:
Net asset value per share	$15.37
Net assets	$5,823
Shares outstanding, par value $0.01 per share, unlimited shares authorized	378,764

Class S:
Net asset value per share	$15.37
Net assets	$31,247
Shares outstanding, par value $0.01 per share, unlimited shares authorized	2,032,673

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	21

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Statement of Operations

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	For the Period Ended December 31, 2025*

INVESTMENT INCOME:
From non-controlled/non-affiliated investments:
Interest income	$4,878
Payment-in-kind interest income	1,594
Dividend income	470
Payment-in-kind dividend income	152
From non-controlled/affiliated investments:
Interest income	7
Dividend income	14,857
Payment-in-kind dividend income	855
From controlled/affiliated investments:
Dividend income	752
Total investment income	23,565
EXPENSES:
Professional fees	4,222
Organization costs	2,804
Management fees (Note 3)	1,584
Incentive fees (Note 3)	1,506
Interest expense	1,455
Amortization of continuous offering costs	918
Transfer agent fees	845
Board of Trustees’ fees	366
Administrative service expenses (Note 3)	211
Distribution and shareholder servicing fees (Note 3)
Class S	57
Other	399
Total expenses	14,367
Expenses recouped (reimbursed) by Adviser (Note 3)	(8,710)
Fees waived and reimbursed (Note 3)	(2,063)
Net expenses	3,594
Net investment income before tax expense	19,971
Excise and other tax expense	667
Net investment income after tax expense	19,304
REALIZED AND UNREALIZED GAIN (LOSS):
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	401
Non-controlled/affiliated investments	1,675
Controlled/affiliated investments	50
Foreign currency and other transactions	(92)
Forward contracts	(6)
Net change in unrealized appreciation (depreciation)	2,028
Net realized gain (loss):
Non-controlled/non-affiliated investments	827
Foreign currency transactions	(437)
Forward contracts	(9)
Net realized gain (loss)	381
Net realized and change in unrealized gain (loss)	2,409

Net increase (decrease) in net assets resulting from operations	$21,713

*	For the period May 1, 2025 (commencement of operations) to December 31, 2025.

See Notes to Consolidated Financial Statements.

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Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Statement of Changes in Net Assets

(in thousands, except share amounts, per share data, percentages and as otherwise noted)

For the Period Ended December 31, 2025*
FROM OPERATIONS:
Net investment income after tax expense	$19,304
Net change in unrealized appreciation (depreciation)	2,028
Net realized gain (loss)	381
Net increase (decrease) in net assets resulting from operations	21,713
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class I	(15,820)
Class I Advisory	(142)
Class S	(551)
Net decrease in net assets from distributions to common shareholders	(16,513)
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares sold	510,538
Distributions reinvested	2,434
Class I Advisory
Proceeds from shares sold	5,674
Distributions reinvested	116
Class S
Proceeds from shares sold	30,688
Distributions reinvested	420
Net increase from capital transactions	549,870
Net increase in net assets	555,070

Net Assets:
Beginning of Period	$100
End of Period	$555,170

*	For the period May 1, 2025 (commencement of operations) to December 31, 2025.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	23

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Statement of Changes in Net Assets

(in thousands, except share amounts, per share data, percentages and as otherwise noted)

For the Period Ended December 31, 2025*
SHARE TRANSACTIONS: Class I
Beginning shares	6,667
Shares sold	33,536,083
Reinvestment in shares	158,794
Net change in shares resulting from share transactions	33,694,877
Ending shares	33,701,544
Class I Advisory
Beginning shares	—
Shares sold	371,235
Reinvestment in shares	7,529
Net change in shares resulting from share transactions	378,764
Ending shares	378,764
Class S
Beginning shares	—
Shares sold	2,005,285
Reinvestment in shares	27,388
Net change in shares resulting from share transactions	2,032,673
Ending shares	2,032,673

*	For the period May 1, 2025 (commencement of operations) to December 31, 2025.

See Notes to Consolidated Financial Statements.

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Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Statement of Cash Flows

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	For the Period Ended December 31, 2025*

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$21,713
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(725,374)
Proceeds from sales of investments and principal repayments	44,726
(Accretion of discount) amortization of premium	(33)
Amortization of deferred financing costs	147
Amortization of deferred offering costs	918
Payment-in-kind interest capitalized	(1,594)
Payment-in-kind dividend capitalized	(1,007)
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	(401)
Non-controlled/affiliated investments	(1,675)
Controlled/affiliated investments	(50)
Foreign currency and other transactions	92
Forward contracts	6
Net realized gain (loss):
Non-controlled/non-affiliated investments	(827)
Foreign currency and other transactions	437
Forward contracts	9
(Increase) decrease in assets:
Dividend and interest receivable from investments	(6,060)
Receivable for investments sold	(8,641)
Receivable from Adviser	(9,812)
Increase (decrease) in liabilities:
Interest payable	600
Payable for investments purchased	81,301
Management fees payable	623
Incentive fees payable	1,506
Administrative service expenses payable	211
Due to affiliates	6,568
Board of Trustees’ fees payable	105
Distribution and shareholder servicing fees payable	57
Accrued expenses and other liabilities	4,038
Net cash provided by (used in) operating activities	(592,417)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from debt outstanding	122,481
Repayments of debt outstanding	(59,000)
Proceeds from reverse repurchase agreement	22,008
Deferred financing costs paid	(1,567)
Deferred offering costs paid	(1,361)
Proceeds from shares sold (net of receivable for fund shares sold)	537,154
Distributions to common shareholders paid (net of distributions reinvested and payable)	(10,585)
Net cash provided by (used in) financing activities	609,130

Net increase in cash and cash equivalents	16,713
Effect of foreign exchange rate changes on cash and cash equivalents	(238)
Cash and cash equivalents, beginning of period	$100
Cash and cash equivalents, end of period	$16,575

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	25

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Statement of Cash Flows

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	For the Period Ended December 31, 2025*

Supplemental disclosure of cash flow information:
Interest paid during the period	$708
Distribution payable	$2,958
Reinvestment of dividends during the period	$2,970

*	For the period May 1, 2025 (commencement of operations) to December 31, 2025.

See Notes to Consolidated Financial Statements.

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Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Financial Highlights

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	For a Share Outstanding Throughout the Period

Class I
For the Period Ended December 31, 2025*
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period(1)	$15.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.94
Net realized and unrealized gain (loss)	0.20
Total Income (Loss) from Investment Operations	1.14
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.77)
Total Distributions to Shareholders(3)	(0.77)
Net asset value - end of period	$15.37
Total Investment Return - Net Asset Value(4)	7.8%

RATIOS TO AVERAGE NET ASSETS(5)(6)
Total expenses before reimbursement from Adviser and fees waived and reimbursed(7)	6.4%
Expenses recouped (reimbursed) by Adviser	(3.8)%
Fees waived and reimbursed	(1.0)%
Total expenses after reimbursement from Adviser and fees waived and reimbursed	1.6%
Net investment income	9.5%

SUPPLEMENTAL DATA:
Net assets, end of period	$518,100
Portfolio turnover rate(8)	13%

DEBT OUTSTANDING:
Aggregate principal amount, end of period	$63,781
Average borrowings outstanding during the period	$43,761
Asset coverage, end of period per $1,000	$9,704

*	For the period May 1, 2025 (commencement of operations) to December 31, 2025.
(1)	On May 1, 2025, Class I Shares were sold at the initial offering price of $15.00 per share.
(2)	Per share amounts presented are based on average shares outstanding throughout the period indicated.
(3)	The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions.
(4)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions or upfront fees, if any, and are not annualized.
(5)	Ratios are annualized with the exception of nonrecurring expenses like organization costs, incentive fees, and excise and other tax expense.
(6)	The ratios do not reflect the Fund’s share of the income and expenses of the underlying Investee Funds.
(7)	Represents the ratio of other expenses including incentive fees of 0.5% (unannualized), and prior to the impact of any recoupment (reimbursement) and fees waived and reimbursed.
(8)	Refer to Note 12, Securities Transactions for further details.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	27

Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Financial Highlights

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	For a Share Outstanding Throughout the Period

Class I Advisory
For the Period Ended December 31, 2025*
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period(1)	$15.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.70
Net realized and unrealized gain (loss)	0.11
Total Income (Loss) from Investment Operations	0.81
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.61)
Total Distributions to Shareholders(3)	(0.61)
Net asset value - end of period	$15.37
Total Investment Return - Net Asset Value(4)	5.4%

RATIOS TO AVERAGE NET ASSETS(5)(6)
Total expenses before reimbursement from Adviser and fees waived and reimbursed(7)	4.6%
Expenses recouped (reimbursed) by Adviser	(2.1)%
Fees waived and reimbursed	(0.9)%
Total expenses after reimbursement from Adviser and fees waived and reimbursed	1.6%
Net investment income	9.6%

SUPPLEMENTAL DATA:
Net assets, end of period	$5,823
Portfolio turnover rate(8)	13%

DEBT OUTSTANDING:
Aggregate principal amount, end of period	$63,781
Average borrowings outstanding during the period	$43,761
Asset coverage, end of period per $1,000	$9,704

*	For the period July 1, 2025 (commencement of operations) to December 31, 2025.
(1)	Class I Advisory Shares were initially sold at the June 30, 2025 end of day NAV per share of $15.17 and commenced operations on July 1, 2025.
(2)	Per share amounts presented are based on average shares outstanding throughout the period indicated.
(3)	The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions.
(4)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions or upfront fees, if any, and are not annualized.
(5)	Ratios are annualized with the exception of nonrecurring expenses like organization costs, incentive fees, and excise and other tax expense.
(6)	The ratios do not reflect the Fund’s share of the income and expenses of the underlying Investee Funds.
(7)	Represents the ratio of other expenses including incentive fees of 0.4% (unannualized), and prior to the impact of any recoupment (reimbursement) and fees waived and reimbursed.
(8)	Refer to Note 12, Securities Transactions for further details.

See Notes to Consolidated Financial Statements.

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Blackstone Private Multi-Asset	Consolidated
Credit and Income Fund	Financial Highlights

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	For a Share Outstanding Throughout the Period

Class S
For the Period Ended December 31, 2025*
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period(1)	$15.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.65
Net realized and unrealized gain (loss)	0.10
Total Income (Loss) from Investment Operations	0.75
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.55)
Total Distributions to Shareholders(3)	(0.55)
Net asset value - end of period	$15.37
Total Investment Return - Net Asset Value(4)	5.0%

RATIOS TO AVERAGE NET ASSETS(5)(6)
Total expenses before reimbursement from Adviser and fees waived and reimbursed(7)	5.4%
Expenses recouped (reimbursed) by Adviser	(2.1)%
Fees waived and reimbursed	(0.9)%
Total expenses after reimbursement from Adviser and fees waived and reimbursed	2.4%
Net investment income	8.9%

SUPPLEMENTAL DATA:
Net assets, end of period	$31,247
Portfolio turnover rate(8)	13%

DEBT OUTSTANDING:
Aggregate principal amount, end of period	$63,781
Average borrowings outstanding during the period	$43,761
Asset coverage, end of period per $1,000	$9,704

*	For the period July 1, 2025 (commencement of operations) to December 31, 2025.
(1)	Class S Shares were initially sold at the June 30, 2025 end of day NAV per share of $15.17 and commenced operations on July 1, 2025.
(2)	Per share amounts presented are based on average shares outstanding throughout the period indicated.
(3)	The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions.
(4)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions or upfront fees, if any, and are not annualized.
(5)	Ratios are annualized with the exception of nonrecurring expenses like organization costs, incentive fees, and excise and other tax expense.
(6)	The ratios do not reflect the Fund’s share of the income and expenses of the underlying Investee Funds.
(7)	Represents the ratio of other expenses including incentive fees of 0.4% (unannualized), and prior to the impact of any recoupment (reimbursement) and fees waived and reimbursed.
(8)	Refer to Note 12, Securities Transactions for further details.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	29

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

NOTE 1. ORGANIZATION

Blackstone Private Multi-Asset Credit and Income Fund (“BMACX” or the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund engages in a continuous offering of its Common Shares and operates as an interval fund that will offer to make quarterly repurchases of shares at least 5% and up to 25% of its Common Shares at net asset value (“NAV”). Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Common Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares (in the aggregate across all share classes) at NAV (either by number of shares or aggregate NAV), subject to the approval of the Board of Trustees (the “Board” and individually, the “Trustees”).

The Fund currently offers four classes of shares of beneficial interest on a continuous basis: Class S Common Shares (“Class S Shares”), Class D Common Shares (“Class D Shares”), Class I Common Shares (“Class I Shares”) and Class I Advisory Common Shares (“Class I Advisory Shares” and, together with the Class S Shares, Class D Shares and Class I Shares, “Common Shares”). The Fund is authorized to issue an unlimited number of Common Shares.

Blackstone Private Credit Strategies LLC (the “Adviser”), an affiliate of Blackstone Alternative Credit Advisors LP (collectively with its affiliates in the credit, asset based finance and insurance asset management business unit of Blackstone Inc. (“Blackstone”), “Blackstone Credit & Insurance” or “BXCI”), acts as the Fund’s investment adviser. The Adviser is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser is responsible for the day-to-day management of the Fund. The Fund operates under the direction of the Board. The Fund has five Trustees, four of whom are not considered to be “interested persons” of the Fund under the 1940 Act (“Independent Trustees”). The Independent Trustees are responsible for, among other things, reviewing the performance of the Adviser and approving the compensation paid to the Adviser and its affiliates.

The Fund’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. The Fund seeks to achieve its investment objectives by employing a flexible mandate and dynamically allocating assets across a wide range of credit and income-oriented strategies with a focus on private investments.

The Fund was organized as a Delaware statutory trust on July 26, 2024, pursuant to an Amended and Restated Agreement and Declaration of Trust, governed by the laws of the State of Delaware. The Fund had no operations from that date to January 31, 2025, other than those related to organizational matters and the registration of its Common Shares under applicable securities laws. The Adviser purchased 6,667 Class I Shares at a NAV of $15.00 per share on January 31, 2025.

On May 1, 2025, Class I Shares were sold at the initial offering price of $15.00 per share and the Fund commenced investment operations. Class S Shares and Class I Advisory Shares were initially sold at the June 30, 2025 end of day NAV per share and commenced operations on July 1, 2025. As of December 31, 2025, Class S Shares, Class I Shares and Class I Advisory Shares were outstanding. As of December 31, 2025, the Fund had not issued any Class D Shares.

As of December 31, 2025, the Adviser owns 1,666,667 Class I Shares.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“GAAP”) and are stated in U.S. dollars. As an investment company, the Fund applies the accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”) issued by the Financial Accounting Standards Board (“FASB”).

In the opinion of management, all adjustments considered necessary for the fair presentation of the consolidated financial statements for the period presented have been included. The current period’s results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2025.

All intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Such amounts could differ from those estimates and such differences could be material. Assumptions and estimates regarding the valuation of investments involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to the consolidated financial statements. Actual results may ultimately differ from those estimates.

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Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

Consolidation

As provided under ASC 946, the Fund will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund.

As of December 31, 2025, the Fund’s consolidated subsidiaries are Blackstone BMACX C-1 LLC, BXCI Enstructure LLC, and BMACX Pibb LLC.

Determination of Net Asset Value

The NAV for each class of Common Shares is calculated by the Fund daily, as of the close of regular trading on the New York Stock Exchange. The NAV per share for each class of Common Shares is determined by dividing the value of total assets attributable to the class minus liabilities attributable to the class by the total number of Common Shares outstanding of the class at the date as of which the determination is made.

Investments

Investment transactions are recorded on a trade date basis.

Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries, and is recorded within net realized gain (loss) on the Consolidated Statement of Operations.

The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period, and is recorded within net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations.

Valuation of Investments

The Fund is required to report its investments, including those for which current market values are not readily available, at fair value.

The Fund values its investments in accordance with ASC Topic 820, Fair Value Measurement (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date, and Rule 2a-5 under the 1940 Act.

Under ASC 820, fair value is based on observable market prices or parameters or derived from such prices or parameters when such quotations are readily available. In accordance with Rule 2a-5 under the 1940 Act, fair value means the value of a portfolio investment for which market quotations are not readily available. A market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable.

In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee to perform fair value determinations related to the Fund’s investments, subject to the Board’s oversight and periodic reporting requirements. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser under the Fund’s valuation procedures established by, and under the general supervision and responsibility of, the Board. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as valuation designee to the Board at each regularly scheduled quarterly meeting. These valuation approaches involve some level of estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity. The Board may modify the Fund’s valuation procedures from time to time.

Investments for which market quotations are readily available are typically valued at those market quotations. To validate market quotations, the Adviser utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. To assess the continuing appropriateness of pricing sources and methodologies, the Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. The Adviser does not adjust the prices unless it has a reason to believe market quotations are not reflective of the fair value of an investment.

As part of the valuation process, the Adviser generally takes into account relevant factors in determining the fair value of the Fund’s investments for which reliable market quotations are not readily available, including and in combination, as relevant: (i) the nature and realizable value of any collateral; (ii) the underlying investment’s ability to make payments based on its earnings and cash flow; (iii) the markets in which the underlying investment does business; and (iv) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity or debt sale occurs, the Adviser, with the assistance of independent valuation firm(s), considers whether the pricing indicated by the external event corroborates its valuation.

Annual Report | December 31, 2025	31

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

Where prices or inputs are not available or, in the judgment of the Adviser, with assistance of independent valuation firm(s), determined to be not reliable, valuation techniques based on the facts and circumstances of the particular investment will be utilized. These valuation approaches involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity. In the absence of observable, reliable market prices, the Fund values its investments using various valuation methodologies applied on a consistent basis.

An enterprise value (“EV”) analysis is generally performed to determine the value of equity investments, control debt investments and non-control debt investments that are credit-impaired, and to determine if debt investments are credit-impaired. The Adviser generally utilizes approaches including the market approach, the income approach or both approaches, as appropriate, when calculating EV. The primary method for determining EV for non-control investments, and control investments without reliable projections, uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s earnings before interest, taxes, depreciation and amortization or another key financial metric (e.g., such as revenues, cash flows or net income) (“Performance Multiple”). Performance Multiples are typically determined based upon a review of publicly-traded comparable companies and market comparable transactions, if any. The second method for determining EV (and primary method for control investments with reliable projections) uses a discounted cash flow analysis whereby future expected cash flows and the anticipated terminal value of the portfolio company are discounted to determine a present value using estimated discount rates. The income approach is generally used when the Adviser has visibility into the long-term projected cash flows of a portfolio company.

If debt investments are credit-impaired, which occurs when there is insufficient coverage under the enterprise value analysis through the respective investment’s position in the capital structure, the Adviser generally uses the enterprise value “waterfall” approach or a recovery method (if a liquidation or restructuring is deemed likely) to determine fair value. For debt investments that are not determined to be credit-impaired, the Adviser generally uses a market interest rate yield analysis to determine fair value. To determine fair value using a yield analysis, the expected cash flows are projected based on the contractual terms of the debt security and discounted back to the measurement date based on a market yield. A market yield is determined based upon an assessment of current and expected market yields for similar investments and risk profiles. The Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Fund are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable. The fair value of loans with call protection is generally capped at par plus applicable prepayment premium in effect at the measurement date.

Investments in other registered investment companies or business development companies (“Investee Fund”) are valued at the NAV reported by such vehicles with daily adjustments made by an independent valuation firm to account for estimated daily accruals of income and expenses, and market movements on an aggregate portfolio level.

ASC 820 prioritizes the use of observable market prices derived from such prices. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities. The three levels of the fair value hierarchy are as follows:

●	Level 1: Inputs to the valuation methodology are quoted prices available in active markets for identical instruments as of the reporting date. The types of financial instruments included in Level 1 may include unrestricted securities, including equities and derivatives, listed in active markets.

●	Level 2: Inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. The types of financial instruments in this category may include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities and certain over-the-counter derivatives where the fair value is based on observable inputs.

●	Level 3: Inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category may include debt and equity investments in privately held entities, equity investments in Investee Funds, collateralized loan obligations (“CLOs”) and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment, with the assistance of independent valuation firm(s), of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Transfers between levels, if any, are recognized at the beginning of the year in which the transfer occurs.

32	www.bmacx.com

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

The Fund evaluates the source of the inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), the Fund subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period, and these differences could be material. Additionally, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, certain investments may be subject to legal and other restrictions on resale or otherwise are less liquid than publicly-traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

Cash and Cash Equivalents

Cash and cash equivalents represents cash on hand, cash held in banks, money market funds and liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund deposits its cash and cash equivalents with financial institutions which, at times, may exceed the Federal Deposit Insurance Corporation insured limit. Cash and cash equivalents held by the Fund as of December 31, 2025 include cash equivalents that are categorized as Level 1 within the fair value hierarchy established by ASC 820.

Derivative Instruments

In the normal course of business, the Fund has commitments and risks resulting from its investment transactions, which may include those involving derivative instruments. Derivative instruments are measured in terms of the notional contract amount and derive their value based upon one or more underlying instruments. While the notional amount gives some indication of the Fund’s derivative activity, it generally is not exchanged but is only used as the basis on which interest and other payments are exchanged. Derivative instruments are subject to various risks similar to non-derivative instruments including market, credit, liquidity, and operational risks. The Fund manages these risks on an aggregate basis as part of its risk management process.

From time to time, the Fund may enter into forward currency contracts which is an obligation between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund utilizes forward currency contracts to economically hedge the currency exposure associated with certain foreign currency denominated assets and liabilities of the Fund. The use of forward currency contracts does not eliminate fluctuations in the price of the underlying investment the Fund has but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the exchange rates on the contract date and reporting date and are recorded as net change in unrealized appreciation (depreciation). The fair value of the foreign currency forwards are included as unrealized appreciation (depreciation) on forward foreign currency contracts on the Fund's Consolidated Statement of Assets and Liabilities. Changes in the fair value of the foreign currency forwards are presented in Net change in unrealized appreciation (depreciation): forward contracts and Net realized gains (losses): forward contracts in the Consolidated Statement of Operations.

Receivables/Payables From Investments Sold/Purchased

Receivables/payables from investments sold/purchased consist of amounts receivable to or payable by the Fund for transactions that have not settled at the reporting date.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars (“USD”) on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into USD based upon currency exchange rates effective on the last business day of the period; and (ii) purchases and sales of investments, borrowings and repayments of such borrowings, income, and expenses denominated in foreign currencies are translated into USD based upon currency exchange rates prevailing on the transaction dates.

The Fund does not separately disclose that portion of its results of operations arising from changes in the foreign exchange rates on investments from the fluctuations that result from changes in the market prices of investments held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) from investments in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Annual Report | December 31, 2025	33

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

Revenue Recognition

Interest Income

Interest income is recorded on an accrual basis and includes the accretion of discounts and amortizations of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including loan origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.

In accordance with ASC 325-40, the Fund recognizes accretable yield as interest income over the life of beneficial interests, such as equity class securities of structured finance obligation vehicles, using the effective yield method. Interest income is recorded daily based on estimated future cash flows and effective yield which are reevaluated on a quarterly basis.

PIK Income

The Fund may have loans in its portfolio that contain payment-in-kind (“PIK”) provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. Such income is included in interest income in the Consolidated Statement of Operations. If at any point the Fund expects that PIK will not be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest is generally reversed through interest income. To satisfy the Fund’s annual RIC distribution requirements, this non-cash source of income must be included in determining the amounts to be paid out to shareholders in the form of dividends, even though the Fund has not yet collected cash.

Dividend Income

Dividend income, including dividends paid in kind, on preferred equity securities are recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies and Investee Funds.

Fee Income

The Fund may receive various fees in the ordinary course of business such as structuring, consent, waiver, amendment, syndication and other miscellaneous fees, as well as fees for managerial assistance rendered by the Fund to the portfolio companies. Such fees are recognized as income when earned or the services are rendered.

Non-Accrual Income

Loans are generally placed on non-accrual status when there is reasonable doubt whether principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

For further information regarding the non-accrual status of investments, refer to “Note 4. Investments.”

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities held by the Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold. Transactions involving reverse repurchase agreements are treated as secured borrowings and are recorded at their contracted repurchase price which approximates fair value due to the short term nature of the transactions.

Organization and Offering Expenses

Costs associated with the organization of the Fund are expensed as incurred. These expenses consist primarily of legal fees and other costs of organizing the Fund.

34	www.bmacx.com

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

Costs associated with the offering of the Fund’s shares are capitalized as Deferred offering costs on the Consolidated Statement of Assets and Liabilities and amortized over a twelve-month period from incurrence. These expenses consist primarily of legal fees and other costs incurred in connection with the Fund’s continuous offering. Organizational and offering costs are subject to the Total Expense Cap (as defined in Note 3).

For the period ended December 31, 2025, the Fund accrued organization costs of $2,804 and offering costs of $918 in the Consolidated Statement of Operations.

Deferred Financing Costs

Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Fund’s borrowings. These expenses are deferred and amortized into interest expense over the life of the debt instrument. Deferred financing costs related to revolving credit facilities are presented separately as an asset on the Fund’s Consolidated Statement of Assets and Liabilities.

Income Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”) by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). So long as the Fund maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Rather, any tax liability related to income earned and distributed by the Fund would represent obligations of the Fund’s investors and would not be reflected in the consolidated financial statements of the Fund.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that there are no material uncertain tax positions through December 31, 2025. As applicable, the Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

To qualify for and maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Fund must distribute to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” for that year (without regard to the deduction for dividends paid), which is generally its ordinary income plus the excess, if any, of its realized net short-term capital gains over its realized net long-term capital losses and (ii) its net tax-exempt income.

In addition, based on the excise tax distribution requirements, the Fund is subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Fund distributes in a timely manner in each taxable year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (iii) any income realized, but not distributed, in prior years. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax is considered to have been distributed.

For the period ended December 31, 2025, the Fund accrued $177 of U.S. federal excise tax.

Certain of the Fund’s consolidated subsidiaries are subject to certain U.S. federal and state income taxes. Income tax expense, if any, is included in excise and other tax expense in the Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses

Income, expenses (other than those attributable to a specific class), gains and losses are allocated to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. The Fund declares income dividends daily and distributes them monthly. All distributions will be paid at the discretion of the Board and will depend on the Fund’s earnings, financial condition, maintenance of the Fund’s tax treatment as a RIC and such other factors as the Board may deem relevant from time to time. Although the gross distribution per share is generally equivalent for each share class, the net distribution for each share class is reduced for any class specific expenses, including shareholder servicing and/or distribution fees, if any.

Annual Report | December 31, 2025	35

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

Segment Reporting

The Fund operates as a single reportable segment and as a result, the Fund’s segment accounting policies are consistent with those described herein and the Fund does not have any intra-segment sales and transfers of assets. See “Note 14. Segment Reporting” for further information.

Recent Accounting Pronouncements

In December 2023, the FASB issued ASU 2023-09 “Income Taxes (Topic 740): Improvements to Income Tax Disclosures,” (“ASU 2023-09”). ASU 2023-09 requires additional disaggregated disclosures on the entity’s effective tax rate reconciliation and additional details on income taxes paid. ASU 2023-09 is effective on a prospective basis, with the option for retrospective application, for annual periods beginning after December 15, 2024 and early adoption is permitted. The Fund has adopted ASU 2023-09 effective December 31, 2025 and concluded that the application of this guidance did not have a material impact on its consolidated financial statements.

NOTE 3. FEES, EXPENSES, AGREEMENTS, AND RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

The Fund entered into the investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Adviser is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring the Fund’s investments and monitoring its investments and portfolio companies on an ongoing basis.

Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a fee for investment advisory and management services consisting of two components: a management fee and an incentive fee. To the extent the Fund invests in investment companies or business development companies (“BDCs”) managed by the Adviser or its affiliates (each, an “Acquired Fund” and collectively, the “Acquired Funds”), shareholders will not bear duplicative fees.

Management Fees

The management fee is accrued daily and payable monthly in arrears at an annual rate of 0.75% of the value of the Fund’s net assets as of the beginning of each business day. The Adviser contractually agreed to waive the management fee in full for the six-month period beginning from the date the Fund completes its first sale of shares in its public offering (“Management Fee Waiver Agreement”). The Fund completed its first sale of shares in its public offering on May 1, 2025. The Management Fee Waiver Agreement terminated on November 1, 2025, after which the management fee payable by the Fund is at the annual rate of 0.75% of the Fund’s net assets. The waiver of the management fee under the Management Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation and Reimbursement Agreement, as discussed below. For the avoidance of doubt, the Adviser did not waive the incentive fee payable under the Investment Advisory Agreement pursuant to the Management Fee Waiver Agreement.

For the period ended December 31, 2025, management fees of $1,584 are recorded in the Fund’s Consolidated Statement of Operations. Additionally, management fees waived of $961 and a reimbursement of Acquired Funds’ fees totaling $1,102 are included in the fees waived and reimbursed of $2,063 recorded in the Fund’s Consolidated Statement of Operations. As of December 31, 2025, $623 of management fees payable are recorded in management fees payable and $1,102 of fees waived and reimbursed are recorded in receivable from Adviser in the Fund’s Consolidated Statement of Assets and Liabilities.

Incentive Fees

The incentive fee is based on the Fund’s Pre-Incentive Fee Net Investment Income Returns. Pre-Incentive Fee Net Investment Income Returns means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses accrued for the quarter (including the management fee, fees and expenses payable under the Administration Agreement (defined below), and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Shareholders may be charged a fee on an income amount that is higher than the income shareholders may ultimately receive.

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero-coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any income from investments in the common equity of an Acquired Fund to the extent the Acquired Fund is charging an incentive fee on income during the applicable quarter, and the Fund’s net assets attributable to investments in such Acquired Fund that are charging an incentive fee on income during the applicable quarter are excluded from the Fund’s net assets for purposes of calculating the Fund’s incentive fee. Pre-Incentive Fee Net Investment Income Returns do include income received by the Fund or, without duplication, the ratable portion of net income attributable to the Fund from (i) investments in the common equity of Acquired Fund that during the applicable quarter did not charge an incentive fee on income and (ii) equity investments in portfolio companies controlled by the Fund. The Fund also excludes the impact of expense support payments and recoupments from Pre-Incentive Fee Net Investment Income Returns.

36	www.bmacx.com

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

The Fund pays the Adviser an income based incentive fee quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

●	No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);

●	100% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% per quarter (5.72% annualized). The Fund refers to this portion of the Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up.” This “catch-up” is meant to provide the Adviser with approximately 12.5% of Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and

●	12.5% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% per quarter (5.72% annualized).

●	These calculations are prorated for any period of less than three months, including the first quarter the Fund commenced operations, and are adjusted for any share issuances or repurchases during the relevant quarter.

For the period ended December 31, 2025, the Fund accrued incentive fees of $1,506 recorded as incentive fees in the Consolidated Statement of Operations. As of December 31, 2025, there was $1,506 payable to the Adviser for incentive fees recorded as incentive fees payable in the Consolidated Statement of Assets and Liabilities.

Administration Agreement

The Fund entered into the administration agreement with Blackstone Private Credit Strategies LLC (in its capacity as the Fund’s administrator, the “Administrator”) (the “Administration Agreement”).

Under the terms of the Administration Agreement, the Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, overseeing the calculation of NAV, and generally managing the administrative affairs of the Fund. In consideration for its administrative services, the Administrator is entitled to receive an administration fee accrued daily and payable monthly by the Fund equal to, in the aggregate, an annual rate of 0.10% of the value of the Fund’s net assets as of the beginning of each business day. From time to time, the Administrator may outsource certain administrative duties provided to the Fund to third parties, and the Administrator pays the third parties accordingly. The fees, costs and expenses of any such third-party service providers are payable by the Administrator out of its administration fee.

For the period ended December 31, 2025, the Fund incurred $211 in expenses under the Administration Agreement, which were recorded in administrative service expenses in the Fund’s Consolidated Statement of Operations.

As of December 31, 2025, $211 was unpaid and included in administrative service expenses payable in the Consolidated Statement of Assets and Liabilities.

Sub-Administration, Custody, and Other Agreements

The Administrator entered into a sub-administration agreement (the “Sub-Administration Agreement”) with J.P. Morgan Chase N.A. (the “Sub-Administrator”) under which the Sub-Administrator provides various accounting and administrative services to the Fund. The Sub-Administrator also serves as the Fund’s custodian (the “Custodian”). The initial term of the Sub-Administration Agreement is one year from the effective date. Following the initial term, the Sub-Administration Agreement shall be in effect until a valid written termination notice is given by the Adviser or Sub-Administrator upon at least 90 days’ prior notice.

The Bank of New York Mellon serves as the Fund’s custodian for certain of the Fund’s cash and other assets.

SS&C GIDS, Inc. serves as transfer agent and distribution disbursing agent for the Fund.

Annual Report | December 31, 2025	37

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

J.P. Morgan Chase N.A., The Bank of New York Mellon, and SS&C GIDS, Inc., are not considered affiliates of the Fund as defined under the 1940 Act.

Intermediary Manager Agreement

The Fund entered into an Intermediary Manager Agreement (the “Intermediary Manager Agreement”) with Blackstone Securities Partners L.P. (in its capacity as the Fund’s intermediary manager, the “Intermediary Manager”), a broker-dealer registered with the SEC under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority (“FINRA”).

Pursuant to the Intermediary Manager Agreement, the Intermediary Manager agreed to, among other things, manage the Fund’s relationships with third-party brokers engaged by the Intermediary Manager to participate in the distribution of Common Shares, which are referred to “participating brokers,” and financial advisors. The Intermediary Manager also oversees the Fund’s marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the Fund’s offering, its investment strategies, material aspects of its operations and subscription procedures.

The Intermediary Manager is entitled to receive shareholder servicing and/or distribution fee equal to 0.75% per annum of the aggregate NAV for the Class S Shares and a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D Shares, in each case, accrued daily and payable monthly in arrears. The shareholder servicing and/or distribution fees are payable to the Intermediary Manager, but the Intermediary Manager anticipates that all of the shareholder servicing fees and/or distribution fees will be retained by, or reallowed (paid) to, participating brokers or other financial intermediaries.

Either the Intermediary Manager or the Fund may terminate the Intermediary Manager Agreement at any time upon 60 days’ written notice to the other party (which notice may be waived by the other party). The Intermediary Manager Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Distribution and Servicing Plan

The Fund entered into a distribution and servicing plan (the “Distribution and Servicing Plan”). The following table shows the shareholder servicing and/or distribution fees the Fund pays the Intermediary Manager with respect to Class I, Class I Advisory, Class S and Class D Shares on an annualized basis as a percentage of the Fund’s NAV for such class.

Shareholder
Servicing and/or
Distribution Fee as a
% of NAV
Class I Shares	—%
Class I Advisory Shares	—%
Class S Shares	0.75%
Class D Shares	0.25%

The shareholder servicing and/or distribution fees are accrued daily and paid monthly in arrears, and subject to FINRA and other limitations on underwriting compensation.

The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The Intermediary Manager will reallow (pay) all of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/ or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. Because the shareholder servicing and/or distribution fees with respect to Class S Shares and Class D Shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under the Fund’s distribution reinvestment plan.

Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D Shares: assistance with recordkeeping, answering investor inquiries regarding the Fund, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Intermediary Manager will waive the shareholder servicing and/or distribution fees that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase. Class S Shares began accruing shareholder servicing and/ or distribution fees on July 1, 2025 concurrent with the commencement of operations.

For the period ended December 31, 2025, the Fund accrued shareholder servicing and/or distribution fees of $57 attributable to Class S Shares.

38	www.bmacx.com

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

As of December 31, 2025, $57 was unpaid and included in Distribution and shareholder servicing fees payable in the Consolidated Statement of Assets and Liabilities.

Expense Limitation and Reimbursement Agreement

The Fund entered into an Expense Limitation and Reimbursement Agreement with the Adviser. The Adviser waives its compensation (and, to the extent necessary, bear other expenses of or make payments to the Fund) to the extent that, for any calendar month, “Specified Expenses” (as defined below) exceed the Total Expense Cap (as defined below). “Specified Expenses” of the Fund means all expenses incurred in the business of the Fund, including organizational and certain offering expenses, with the exception of: (i) investment advisory fees (including management and incentive fees), (ii) the shareholder servicing fee and/or distribution fees, (iii) brokerage costs, (iv) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, (vi) extraordinary expenses (as determined in the sole discretion of the Adviser), and (vii) acquired fund fees and expenses. “Total Expense Cap” means the annual rate of 0.50% of the average daily value of the Fund’s net assets (annualized). The Adviser may discontinue its obligation to waive its compensation or to bear other expenses at any time (i) prior to the one (1) year anniversary of the date the Fund completes its first sale of shares in its public offering, with the written consent of the Board of Trustees and (ii) on or after the one (1) year anniversary of the date the Fund completes its first sale of shares in its public offering, upon written notice to the Fund. If, while the Adviser is the investment adviser to the Fund, the estimated annualized Specified Expenses for a given month are less than the Total Expense Cap, the Adviser shall be entitled to reimbursement by the Fund of the compensation waived and other expenses borne by the Adviser on behalf of the Fund pursuant to the Fund’s Expense Limitation and Reimbursement Agreement during any of the previous thirty-six (36) months, but only to the extent that the Fund’s estimated annualized Specified Expenses are less than, for such month, the lesser of the Total Expense Cap or any other relevant expense limit then in effect with respect to the Fund, and provided that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount and will not include any amounts previously reimbursed. The Adviser may recapture a Specified Expense in any year within the thirty-six (36) month period after the Adviser bears the expense.

As of December 31, 2025, the Fund recorded $8,710 in receivable from Adviser in the Consolidated Statement of Assets and Liabilities. During the period ended December 31, 2025, there were no repayments to the Adviser.

Expense Payment Facilitation

Blackstone Holdings Finance Co. L.L.C. (“FINCO”), an affiliate of the Fund, pays certain expenses on behalf of the Fund. The Fund reimburses FINCO for such expenses paid on behalf of the Fund. FINCO does not charge any fees for providing such administrative services. For the period ended December 31, 2025, the Fund has an amount payable to FINCO of $2,261 recorded in due to affiliates in the Consolidated Statement of Assets and Liabilities.

Blackstone Administrative Services Partnership L.P. (“BASP”), an affiliate of the Fund, pays certain expenses on behalf of the Fund. The Fund reimburses BASP for such expenses paid on behalf of the Fund. BASP does not charge any fees for providing such administrative services. For the period ended December 31, 2025, the Fund has an amount payable to BASP of $1 recorded in due to affiliates in the Consolidated Statement of Assets and Liabilities.

The Intermediary Manager pays certain expenses on behalf of the Fund. The Fund reimburses the Intermediary Manager for such expenses paid on behalf of the Fund. The Intermediary Manager does not charge any fees for providing such administrative services. For the period ended December 31, 2025, the Fund has an amount payable to the Intermediary Manager of $5 recorded in due to affiliates in the Consolidated Statement of Assets and Liabilities.

The Adviser pays certain expenses on behalf of the Fund. The Fund reimburses the Adviser for such expenses paid on behalf of the Fund. The Adviser does not charge any fees for providing such administrative services. For the period ended December 31, 2025, the Fund has an amount payable to the Adviser of $4,301 recorded in due to affiliates in the Consolidated Statement of Assets and Liabilities.

Controlled/Affiliated Portfolio Companies

Under the 1940 Act, the Fund is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company’s outstanding voting securities as investments in “affiliated” companies. In addition, under the 1940 Act, the Fund is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “controlled” companies. Under the 1940 Act, “non-affiliated investments” are defined as investments that are neither controlled investments nor affiliated investments. Detailed information with respect to the Fund’s non-controlled, non-affiliated; non-controlled, affiliated; and controlled, affiliated investments is contained in the Consolidated Schedule of Investments.

Annual Report | December 31, 2025	39

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

NOTE 4. INVESTMENTS

The composition of the Fund’s investment portfolio at cost and fair value was as follows:

	December 31, 2025
	Cost	Fair Value	% of Total Investments at Fair Value
First Lien Debt	$108,266	$109,122	15.9%
Second Lien Debt	35,236	35,376	5.2
Subordinate & Other Debt	17,857	17,857	2.6
Corporate Bonds	51,228	51,506	7.5
Unsecured Debt	15,233	15,222	2.2
Structured Finance Obligations - Debt Instruments	2,765	2,745	0.4
Structured Finance Obligations - Equity Instruments	18,655	17,293	2.5
Equity and Other	94,869	96,016	14.0
Investee Funds	340,000	341,098	49.7
Total	$684,109	$686,235	100.0%

The industry composition of investments at fair value was as follows:

December 31,
2025
Financial Services	56.3%
Software	6.9
Commercial Services & Supplies	6.6
Insurance	4.8
Oil, Gas & Consumable Fuels	4.3
Construction & Engineering	3.4
Transportation Infrastructure	3.0
Trading Companies & Distributors	2.9
Health Care Technology	2.5
IT Services	2.3
Others	7.0
Total	100.0%

The geographic composition of investments at cost and fair value was as follows:

	December 31, 2025
	Cost	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets
United States	$588,887	$591,610	86.2%	106.5%
Europe	70,545	70,698	10.3	12.8
Bermuda/Cayman Islands	22,218	21,467	3.1	3.9
Canada	1,257	1,259	0.2	0.2
Australia/New Zealand	643	642	0.1	0.1
Asia	559	559	0.1	0.1
Total	$684,109	$686,235	100.0%	123.6%

As of December 31, 2025, there were no investments in the portfolio on non-accrual status.

As of December 31, 2025, on a fair value basis, 64.7% of performing debt investments bore interest at a floating rate and 35.3% of performing debt investments bore interest at a fixed rate.

40	www.bmacx.com

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

NOTE 5. FAIR VALUE MEASUREMENTS

The following tables present the fair value hierarchy of financial instruments as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$—	$109,122	$109,122
Second Lien Debt	—	—	35,376	35,376
Subordinate & Other Debt	—	—	17,857	17,857
Corporate Bonds	—	33,231	18,275	51,506
Unsecured Debt	—	—	15,222	15,222
Structured Finance Obligations - Debt Instruments	—	—	2,745	2,745
Structured Finance Obligations - Equity Instruments	—	—	17,293	17,293
Equity and Other	—	—	96,016	96,016
Investee Funds	—	—	341,098	341,098
Total Investments	$—	$33,231	$653,004	$686,235

Derivative Liabilities:
Foreign currency forward contracts	$—	$6	$—	$6
Total Derivative Liabilities	$—	$6	$—	$6

The following table presents investments in Investee Funds, by investment strategy, the unfunded commitment, and redemption restrictions put in place by the Investee Fund.

Investee Funds	Investee Fund Strategy	Unfunded Commitment	Redemption Frequency	Redemption Lock-up Period	Fund Term	Fair Value
Blackstone Private Credit Fund	Corporate: direct lending	$–	Quarterly(1)	None	Perpetual	$205,342
Blackstone Private Real Estate Credit and Income Fund	Real estate credit and income	–	Quarterly(2)	None	Perpetual	135,756
		$–				$341,098

(1)	Up to 5% of common shares outstanding (either by number of shares or aggregate net asset value) as of the close of the previous calendar quarter, subject to approval by the Investee Fund’s board of trustees. Shares that have not been outstanding for at least one year are repurchased at 98% of such net asset value.

(2)	Up to 5% of common shares outstanding (either by number of shares or aggregate net asset value) as of the close of the previous calendar quarter, subject to approval by the Investee Fund’s board of trustees.

Annual Report | December 31, 2025	41

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

The following tables present changes in the fair value of financial instruments for which Level 3 inputs were used to determine the fair value as of December 31, 2025:

	Fair value as of May 1, 2025	Purchases of investments	Proceeds from sales of investments and principal repayments	Accretion of discount (amortization of premium)	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)	Transfer into Level 3	Transfer out of Level 3	Fair value as of December 31, 2025	Net change in unrealized appreciation (depreciation) of financial instruments still held as of period end
First Lien Debt	$—	$108,648	$(406)	$17	$7	$856	$—	$—	$109,122	$856
Second Lien Debt	—	35,231	—	5	—	140	—	—	35,376	140
Subordinate & Other Debt	—	17,857	—	—	—	—	—	—	17,857	—
Corporate Bonds	—	18,026	—	16	—	233	—	—	18,275	233
Unsecured Debt	—	15,233	—	—	—	(11)	—	—	15,222	(11)
Structured Finance Obligations - Debt Instruments	—	2,770	—	(5)	—	(20)	—	—	2,745	(20)
Structured Finance Obligations - Equity Instruments	—	19,172	(517)	—	—	(1,362)	—	—	17,293	(1,362)
Equity and Other	—	94,886	(17)	—	—	1,147	—	—	96,016	1,147
Investee Funds	—	340,000	—	—	—	1,098	—	—	341,098	1,098
Total	$—	$651,823	$(940)	$33	$7	$2,081	$—	$—	$653,004	$2,081

The following table presents quantitative information about the significant unobservable inputs of the Fund’s Level 3 financial instruments as of December 31, 2025. This table is not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.

				Range
	Fair value	Valuation technique	Unobservable input	Low High		Weighted average(1)
First Lien Debt	$109,122	Yield Analysis	Discount Rate	7.60%	10.10%	8.62%
Second Lien Debt	35,376	Yield Analysis	Discount Rate	8.84%	11.35%	9.59%
Subordinate & Other Debt	17,857	Yield Analysis	Discount Rate	10.12%	10.12%	10.12%
Corporate Debt	18,275	Yield Analysis	Discount Rate	9.87%	10.32%	10.07%
Unsecured Debt	15,222	Yield Analysis	Discount Rate	13.47%	13.53%	13.52%
Structured Finance Obligations - Debt Instruments	2,745	Market Quotations	Broker Quoted Price	99.82	99.82	99.82
Structured Finance Obligations - Equity Instruments	15,551	Market Quotations	Broker Quoted Price	56.70	82.88	77.79
Structured Finance Obligations - Equity Instruments	1,742	Transaction Price	N/A
	17,293
Equity and Other	89,236	Yield Analysis	Discount Rate	7.89%	13.05%	10.01%
Equity and Other	6,780	Yield Analysis	Discount Margin	0.91%	0.91%	0.91%
	96,016
Investee Funds	341,098	Estimated Net Asset Value	Net Asset Value	24.87	26.01	25.32
Total	$653,004

(1)	Weighted averages are calculated based on fair value of investments.

The significant unobservable input used in the yield analysis is the discount rate and discount margin based on comparable market yields. Significant increases in discount rates and discount margin would result in a significantly lower fair value measurement. The significant unobservable input used for market quotations are broker quoted prices provided by independent pricing services. The significant unobservable input used in the estimate of net asset value is the prior month end net asset value per share. Significant decreases in quoted prices and net asset value per share would result in a significantly lower fair value measurement.

42	www.bmacx.com

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

Financial Instruments Not Carried at Fair Value

Debt and Reverse Repurchase Agreements

The following table presents the fair value measurements of the Fund’s debt obligations and reverse repurchase agreements as of December 31, 2025 had they been accounted for at fair value:

Fair Value
Revolving Credit Facility	$63,781
Reverse Repurchase Agreements	22,008
Total	$85,789

The following table presents the categorization of the Fund’s debt obligations and reverse repurchase agreements as of December 31, 2025 had they been accounted for at fair value within the fair value hierarchy:

Fair Value
Level 1	$–
Level 2	22,008
Level 3	63,781
Total	$85,789

Other Assets and Liabilities

As of December 31, 2025, the carrying amounts of the Fund’s other assets and liabilities, other than investments at fair value, debt obligations, and reverse repurchase agreements listed above, approximate fair value due to their short maturities. These financial instruments with the exception of cash and cash equivalents (including money market funds classified within Cash and Cash Equivalents in the Consolidated Statement of Assets and Liabilities) which would be categorized as Level 1, would be categorized as Level 3 within the fair value hierarchy.

NOTE 6. DERIVATIVES

The Fund enters into derivative financial instruments in the normal course of business to achieve certain risk management objectives, including managing its foreign currency risk exposures.

At December 31, 2025, the Fund had the following derivative financial instruments, presented on a gross basis and categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Derivative Contracts	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Foreign exchange	Unrealized appreciation on forward foreign currency contracts	$—	Unrealized depreciation on forward foreign currency contracts	$6
Total		$—		$6

The following table presents information about the amount of net realized gain (loss) and net unrealized appreciation (depreciation) on derivative financial instruments as recorded in the Consolidated Statement of Operations for the period ended December 31, 2025:

Primary underlying risk	Average notional USD(1)	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)
Foreign exchange Forward foreign currency contracts	$496	$(9)	$(6)

(1)	Averages are based on monthly activity levels during the period.

Annual Report | December 31, 2025	43

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

Master Netting Arrangements

The Fund enters into ISDA Master Agreements that contain Master Netting Agreements (“MNAs”) that provide for payment netting and, in the case of default or similar event with respect to the counterparty to the MNA, can provide for netting across transactions. Generally, upon counterparty default, the Fund can terminate all transactions under the MNA and set-off amounts it owes across all transactions under a particular MNA and against collateral under such MNA. The Fund may not use derivatives contracts and related collateral governed by an ISDA to offset reverse repurchase agreements and related collateral governed by an MRA (see Note 7).

Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Assets presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
J.P. Morgan Securities LLC	$—	$—	$—	$—	$—
Morgan Stanley Bank NA	—	—	—	—	—
Nomura Securities International, Inc.	—	—	—	—	—
Total	$—	$—	$—	$—	$—

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Liabilities presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
J.P. Morgan Securities LLC	$7,454	$—	$(7,454)	$—	$—
Morgan Stanley Bank NA	44	—	(44)	—	—
Nomura Securities International, Inc.	14,510	—	(14,510)	—	—
Total	$22,008	$—	$(22,008)	$—	$—

NOTE 7. BORROWINGS

Revolving Credit Facility

On May 28, 2025, the Fund, entered into a senior secured credit facility (which was amended by that certain Amendment No. 1 to Senior Secured Credit Agreement on August 15, 2025, and may be further amended from time to time, the “Revolving Credit Facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”). SMBC serves as administrative agent and collateral agent.

The Revolving Credit Facility provides for borrowings in USD and certain agreed-upon foreign currencies. Borrowings under the Revolving Credit Facility are subject to compliance with a borrowing base. As of December 31, 2025, the Revolving Credit Facility consisted of revolving commitments in the aggregate principal amount of $250 million, and the Revolving Credit Facility provides for the issuance of letters of credit on behalf of the Fund in an aggregate face amount not to exceed $50 million. Proceeds from the borrowings under the Revolving Credit Facility may be used for general corporate purposes of the Fund and its subsidiaries. As of December 31, 2025, the period during which the Fund may make borrowings on the

44	www.bmacx.com

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

Revolving Credit Facility expires on May 28, 2029, and the Revolving Credit Facility will mature and all amounts outstanding under the Revolving Credit Facility must be repaid by May 28, 2030.

Borrowings under the Revolving Credit Facility bear interest at a per annum rate equal to, (x) for loans for which the Fund elects the base rate option, the “alternate base rate” (which is the greatest of (a) the prime rate in effect on such day, (b) the sum of (i) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System plus (ii) 0.5%, and (c) one month term SOFR plus 1% per annum) plus 0.75%, and (y) for all other loans, the applicable benchmark rate for the related interest period for such borrowing plus 1.75%. The Fund pays an unused fee of 0.25% per annum on the daily unused amount of the revolving commitments, during the period from and including the date that is 60 days after the effective date of the Revolving Credit Facility to but excluding the date on which the revolving commitments terminate. The Fund will pay letter of credit participation fees and a fronting fee on the average daily amount of any lender’s exposure with respect to any letters of credit issued under the Revolving Credit Facility.

The Fund’s obligations to the lenders under the Revolving Credit Facility are secured by a first priority security interest in substantially all of the Fund’s assets, other than certain exceptions including securities pledged as collateral in connection with reverse repurchase agreements.

In connection with the Revolving Credit Facility, the Fund has made certain customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition, the Fund must maintain at all times a 300% asset coverage ratio.

The Revolving Credit Facility contains customary events of default for similar financing transactions. Upon the occurrence and during the continuation of an event of default, SMBC, as administrative agent under the Revolving Credit Facility, may terminate the commitments and declare the outstanding advances and all other obligations under the Revolving Credit Facility immediately due and payable.

As of December 31, 2025, the Fund was in compliance with all covenants and other requirements of the Revolving Credit Facility. As of December 31, 2025, interest payable of $573 is recorded in the Fund’s Consolidated Statement of Assets and Liabilities.

The Fund completed its first draw of the Revolving Credit Facility on June 4, 2025. For the period from June 4, 2025 to December 31, 2025, the annualized weighted average interest rate on borrowings outstanding (including unused fees) was 5.06% and the annualized weighted average all-in cost of debt (including unused fees and amortization of deferred financing costs) was 5.64%.

The average daily principal debt outstanding from June 4, 2025, the date of the first draw on the Revolving Credit Facility, to December 31, 2025 was $43,761.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date, under the terms of a Master Repurchase Agreement (“MRA”). The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties is reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made on reverse repurchase agreements are recorded as a component of interest expense on the Consolidated Statement of Operations.

As of December 31, 2025, the face value of open reverse repurchase agreements for the Fund was $22,008 as reported in the Consolidated Statement of Assets and Liabilities. Refer to the Consolidated Schedule of Investments for details of the open reverse repurchase agreements. As of December 31, 2025, the fair value of securities pledged as collateral for reverse repurchase agreements were $25,525, as noted in the Consolidated Schedule of Investments. For the period from December 12, 2025, the date the Fund entered into its first reverse repurchase agreement, to December 31, 2025, the weighted average daily balance and annualized weighted average interest rate in effect for reverse repurchase agreements were $13,190 and 3.75%, respectively.

Annual Report | December 31, 2025	45

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

The components of interest expense were as follows:

For the Period Ended December 31, 2025
Borrowing interest expense	$1,156
Interest expense on reverse repurchase agreements	27
Facility unused fees	125
Amortization of deferred financing costs	147
Total interest expense	$1,455
Cash paid for interest expense	$708

NOTE 8. SENIOR SECURITIES

The following table sets forth certain information regarding the Fund’s senior securities as of the dates indicated in the table below. The Fund’s senior securities are comprised solely of outstanding indebtedness from its Revolving Credit Facility, which constitutes a “senior security” as defined in the 1940 Act. Pursuant to Rule 18f-4 under the 1940 Act, the Fund has elected to treat its reverse repurchase agreements as derivatives and, therefore they are not considered senior securities for purposes of the 1940 Act.

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Revolving Credit Facility
December 31, 2025	$63,781	$9,704	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.
(3)	The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain type of senior securities.
(4)	Not applicable because the senior securities are not registered for public trading.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Fund’s investment portfolio contains debt investments which are in the form of lines of credit or delayed draw commitments, which require us to provide funding when requested by portfolio companies in accordance with underlying loan agreements. As of December 31, 2025, the Fund had unfunded commitments, including equity, delayed draw term loans and revolvers, with an aggregate amount of $37,090.

Other Commitments and Contingencies

Under the Fund’s organizational documents, the Fund’s officers and Trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts that contain a variety of representations and indemnifications. To date, the Fund has not had claims or losses pursuant to these contracts, although there is no assurance that it will not incur losses in connection with these indemnifications in the future.

NOTE 10. REPURCHASE OFFERS

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Common Shares at NAV on a quarterly basis. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Common Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares (in the aggregate across all share classes) at NAV (either by number of shares or aggregate NAV) subject to the approval of the Board of Trustees. The Adviser currently expects to recommend to the Board that the Fund conduct its first repurchase offer following the later of the second full quarter after (i) the Fund first accepts third party capital or (ii) the effective date of the Fund’s registration statement (or such earlier or later date as the Board may determine). Written notification of each quarterly repurchase offer will be sent to shareholders at least 21 calendar days, and no more than 42 days, before the repurchase request deadline (i.e., the date by which shareholders can tender their Common Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). Each date on which the Fund determines the NAV applicable to the repurchase of Common Shares in the applicable repurchase offer (the “Repurchase Pricing Date”) will be determined in accordance with Rule 23c-3, as may be amended from time to time, which currently requires the Repurchase Pricing Date to be no later than the 14th day after a Repurchase Request Deadline, or the next business day if the 14th day is not a business day. If a repurchase offer is oversubscribed, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request.

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Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

Under the share repurchase program, to the extent the Fund offers to repurchase shares in any particular quarter, it is expected to repurchase shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the subscription date immediately following the valuation date used in the repurchase of such Common Shares. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; due to trade or operational error; and repurchases of shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Fund. In addition, the Fund’s Common Shares are sold to certain feeder vehicles primarily created to hold the Fund’s Common Shares that in turn offer interests in such feeder vehicles to non-U.S. persons. For such feeder vehicles and similar arrangements in certain markets, the Fund will not apply the Early Repurchase Deduction to the feeder vehicles or underlying investors, often because of administrative or systems limitations. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

During the period ended December 31, 2025, there were no share repurchases.

NOTE 11. PRINCIPAL INVESTMENT RISKS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market or failure or inability of the other party to a transaction to perform. The relative significance of the principal risks identified below, at any given time, will vary depending on the specific composition of the Fund’s investment portfolio from time to time and the allocation of the Fund’s assets among the various investment strategies, which may change frequently and/or significantly over time. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus.

Limited Operating History: The Fund is a newly organized, non-diversified, closed-end management investment company with no material operating history upon which potential investors may evaluate past or future performance. Investors should draw no conclusions from the performance of any other Blackstone affiliated or managed vehicles, and should not expect to achieve similar returns.

Investment and Market Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the portfolio of floating rate instruments, other securities and derivative investments owned by the Fund, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of common shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Repurchase Offers Risk: The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct quarterly repurchase offers of the Fund’s outstanding common shares at NAV, with the size of the repurchase offer subject to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding common shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding common shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases may be funded from available cash, borrowings, subscription proceeds or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in increased portfolio turnover and untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other cash equivalents held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments, including liquid investments. If, as expected, the Fund employs investment leverage, repurchases of common shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their common shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the common shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more common shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market, foreign currency and other risks, and the NAV of common shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered common shares is determined. In addition, the repurchase of common shares by the Fund may be a taxable event to shareholders.

Annual Report | December 31, 2025	47

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

Credit Risk: Credit risk is the risk that an underlying issuer or borrower will be unable to make principal and interest payments on its outstanding debt or other payment obligations when due or otherwise defaults on its obligations to the Fund and/or that the guarantors or other sources of credit support for such persons do not satisfy their obligations. The Fund’s return to shareholders would be adversely impacted if an underlying issuer of debt investments or other instruments or a borrower under a loan in which the Fund invests were to become unable to make such payments when due. Although the Fund may make investments that the Adviser believes are secured by specific collateral the value of which may initially exceed the principal amount of such investments or the Fund’s fair value of such investments, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, shareholders could experience delays or limitations with respect to its ability to enforce rights against and realize the benefits of the collateral securing an investment. The Fund may also invest in leveraged loans, high yield securities, marketable and non-marketable common and preferred equity securities and other unsecured investments, each of which involves a higher degree of risk than senior secured loans. Furthermore, the Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of a senior lender, to the extent applicable.

Lack of Liquidity Risk: The Fund will generally invest in companies whose securities are not publicly-traded or actively traded on the secondary market, and whose securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of certain of the Fund’s investments may make it difficult for the Fund to sell these investments when desired. In addition, if the Fund is required to liquidate all or a portion of the portfolio quickly, the Fund may realize significantly less than the value at which the Fund had previously recorded these investments. The reduced liquidity of the Fund’s investments may make it difficult for the Fund to dispose of them at a favorable price, and, as a result, the Fund may suffer losses.

Loans Risk: The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund will invest in will usually be rated below investment grade or may also be unrated.

Although certain loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. In the event of a decline in the value of the already pledged collateral, if the terms of a loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loans. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the borrower. Those loans that are under-collateralized involve a greater risk of loss. No active trading market may exist for some loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of loans, the Fund’s yield may be lower.

Leverage Risk: The Fund currently borrows money in the form of the Revolving Credit Facility and may borrow money in other ways to finance its investments. The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for loss on invested equity capital. When the Fund uses leverage to partially finance Fund investments through borrowing from banks and other lenders, common shareholders will experience increased risks of investing in the Fund’s common shares. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and NAV in relation to market changes. If the value of the Fund’s assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had the Fund not borrowed. Similarly, any decrease in the Fund’s income would cause net income to decline more sharply than it would have had the Fund not used leverage. Such a decline could negatively affect the Fund’s ability to make distributions to shareholders. In addition, the Fund’s shareholders will bear the burden of any increase in expenses as a result of the Fund’s use of leverage, including interest expenses and any increase in the management or incentive fees payable to the Adviser. The Fund’s leverage strategy may not work as planned or achieve its goal.

48	www.bmacx.com

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

The Fund expects to invest in other investment companies and BDCs, and such vehicles will use leverage which the Fund will not count towards the Fund’s leverage limit (provided that the Fund does not wholly own any of these investment companies or BDCs or that the Fund is not otherwise required to consolidate such entities). The Fund may invest in operating entities, for example insurance-related companies and their related entities, but the Fund will not treat the liabilities of such operating companies as leverage for purposes of calculating the Fund’s leverage limit (provided that such liabilities (including borrowings) are not recourse to the Fund and that the financial statements of the operating entity are not consolidated in the Fund’s financial statements pursuant to the requirements of GAAP).

Senior Secured Loans and Senior Secured Bonds Risk: There is a risk that any collateral pledged by portfolio companies in which the Fund has taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Such risks have become more pronounced due to rising interest rates and market volatility. To the extent the Fund’s debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Fund’s security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien debt is paid. Similarly, investments in “last out” pieces of unitranche loans will be similar to second lien loans in that such investments will be junior in priority to the “first out” piece of the same unitranche loan with respect to payment of principal, interest and other amounts. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the debt’s terms, or at all, or that the Fund will be able to collect on the debt should the Fund be forced to enforce the Fund’s remedies.

Junior and Subordinated Debt Risk: The Fund may invest in debt instruments (including mortgage-backed securities) that are subordinated or otherwise junior in an issuer’s capital structure. Investments in subordinate debt securities may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured and/or subject the Fund to a “first loss” subordinate holder position relative to other lenders. The ability of the Fund to influence a company’s affairs, especially during periods of financial distress or following insolvency, is likely to be substantially less than that of senior creditors. For example, under terms of subordinated intercreditor agreements, senior creditors will typically be able to block the acceleration of the mezzanine debt or other exercises by the Fund of its rights as a creditor. Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all. Investments in subordinate securities have a higher risk of loss and credit default than investments in more senior securities and subordinated tranches absorb losses from default before other more senior tranches are put at risk.

Nature of Mezzanine Debt Securities Risk: Mezzanine debt securities generally will be unrated or have ratings or implied or imputed ratings below investment grade. They will be obligations of corporations, partnerships or other entities that are generally unsecured, typically are subordinated to other obligations of the obligor and generally have greater credit and liquidity risk than is typically associated with investment grade corporate obligations. Accordingly, the risks associated with mezzanine debt securities include a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including a sustained period of rising interest rates or an economic downturn) could adversely affect the obligor’s ability to pay principal and interest on its debt.

Structured Products Risk: The Fund may invest its assets in structured products, including the rated debt tranches of collateralized loan obligations (“CLOs”), floating rate mortgage-backed securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally will not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

CLO Risk: In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; (iv) the potential of spread compression in the underlying loans of the CLOs, which could reduce credit enhancement in the CLOs; and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Annual Report | December 31, 2025	49

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

CLO junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs.

When investing in CLOs, the Fund may invest in any level of a CLO’s subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). CLOs are typically highly levered and therefore, the junior debt and equity tranches that the Fund may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, the Fund will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. Furthermore, the investments the Fund makes in CLOs are at times thinly traded or have only a limited trading market. As a result, investments in such CLOs may be characterized as illiquid securities.

Counterparty Risk: The Fund is subject to credit risk with respect to the counterparties to any derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or the Fund’s hedge counterparty in the case of OTC instruments) purchased by the Fund. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to their derivative transactions will affect the value of those instruments. By entering into derivatives transactions, the Fund assumes the risks that these counterparties could experience financial or other hardships that could call into question their continued ability to perform their obligations. Furthermore, concentration of derivatives in any particular counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty. The Adviser evaluates and monitors the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial or other difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceedings.

Below Investment Grade Risk: In addition, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Reinsurance-Related Securities Risk: Reinsurance occurs when insurance-related companies share risk by purchasing insurance contracts from other insurers or reinsurers, thus limiting the total claim amount the original insurer or reinsurer would be responsible for in connection with a liability. Reinsurance involves the practice of insurers or reinsurers transferring portions of risk portfolios to other parties by agreement in order to reduce the likelihood of having to pay a large obligation resulting from an insurance claim. The intent of reinsurance is, among other things, for an insurance or reinsurance company to reduce the risks associated with underwritten policies by spreading risks across alternative institutions. The party seeking reinsurance is known as the ceding party. The party that accepts a portion of the potential obligation in exchange for a share of the insurance premium is known as the reinsurer.

The Fund may invest in operating entities, including insurance-related companies and their related entities. The Fund will be subject to the risks of these entities, including the risk that the insurance-related liabilities of the Fund’s insurance-related portfolio entities exceed the value of its assets and the Fund will lose all or a portion of the principal it has invested in the insurance-related portfolio entity. These risks could stem from changes in the annuities or insurance policies that are reinsured by the insurance-related portfolio company, interest rate changes or changes in the value of the assets held by the insurance-related portfolio company (or the assets held through reinsurance arrangements with third-party insurance companies) against its liabilities. For example, if the obligations owed in respect of reinsured annuities grow at a higher rate than the insurance-related portfolio company’s assets, the insurance-related portfolio company may have poor returns, lose some or all of its capital reserves or be unable to meet its reinsurance obligations. There is no way to accurately predict material or adverse effects that may occur with respect to the insurance-related portfolio company’s assets or liabilities and because of this significant uncertainty, reinsurance-related securities carry a high degree of risk.

Investments in Private Companies Risk: Investments in private companies involve a number of significant risks, any one of which could have a material adverse effect on the Fund’s operating results. These risks include that: (i) these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained in connection with the Fund’s investment; (ii) these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns; (iii) these companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund’s portfolio company and, in turn, on us; (iv) these companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, the Fund’s executive officers, Trustees and members of the Adviser may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s investments in the portfolio companies; and (v) these companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

50	www.bmacx.com

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

Real Estate Risks: The Fund may make investments in or relating to real estate, including investments in commercial or residential real estate loans or projects and/or real estate-related debt investments (e.g., commercial and residential mortgage loans) and structured products (e.g., CLOs, CMBS, RMBS and similar pools of real estate-related interests). Such investments will be subject to the risks inherent in the ownership of real estate and real estate-related businesses and assets, including in circumstances where the Fund holds credit-oriented investments relating to real estate. Deterioration of real estate fundamentals generally may negatively impact the performance of the Fund. These risks include, but are not limited to, those associated with the burdens of ownership of real property, local market and economic conditions, which may include changes in supply of and demand for competing properties in an area, changes in interest rates and related increases in borrowing costs, fluctuations in the average occupancy and room rates for hotel properties, changes in demand for commercial office properties (including as a result of an increased prevalence of remote work), changes in the financial resources of tenants, defaults by borrowers or tenants and the lack of availability of mortgage funds, which may render the sale or refinancing of properties difficult or impracticable. In addition, investments in real estate and real estate-related businesses and assets may be subject to the risk of environmental liabilities, contingent liabilities upon disposition of assets, casualty or condemnations losses, energy supply shortages, natural disasters, climate-related risks (including transition risks and acute and chronic physical risks), acts of God, terrorist attacks, war and other events that are beyond the Fund’s control, and various uninsured or uninsurable risks. In addition, in acquiring debt instruments or securities in a public company or a related entity, lock-out provisions may apply that materially restrict selling such interests or securities for a period of time or that impose other restrictions, such as a limitation on the amount of additional debt that can be incurred. There can be no assurance that there will be a ready market for the resale of real estate investments because such investments will generally not be liquid. Illiquidity may result from the absence of an established market for the investments, as well as legal or contractual restrictions on their resale by the Fund.

Investments in Underlying Investment Companies or BDCs Risk: Because the Fund expects to invest in underlying investment companies or BDCs, a shareholder’s investment in the Fund will be affected by the investment policies and decisions of each underlying investment company in direct proportion to the amount of Fund assets that are invested in each underlying investment company. The securities of the underlying investment companies or BDCs in which the Fund invests or plans to invest may be illiquid. Subscriptions to purchase the securities of underlying investment companies or BDCs are typically subject to restrictions or delays. There is no regular market for interests in many underlying investment companies or BDCs or portfolio companies, which typically must be sold in privately negotiated transactions.

Derivatives Risk: Among other things, Rule 18f-4 under the 1940 Act eliminates the asset segregation framework arising from prior SEC guidance for covering positions in derivatives and certain financial instruments. Rule 18f-4 also limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), such as the Fund, however, would not be subject to the full requirements of Rule 18f-4. Under Rule 18f-4, a fund may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the fund has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. The Fund has adopted policies and procedures to comply with the requirements of the rule. Compliance with Rule 18f-4 may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts.

Reverse Repurchase Agreements Risk: The Fund may use reverse repurchase agreements, which involves many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

Limited Liquidity Risk: The Fund’s common shares constitute illiquid investments for which there is not, and will likely not be, a secondary market at any time prior to a public offering and listing of the Fund’s common shares on a national securities exchange. There can be no guarantee that we will conduct a public offering and list the Fund’s common shares on a national securities exchange. Investment in the Fund is suitable only for sophisticated investors and requires the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in the Fund. Except in limited circumstances for legal or regulatory purposes, shareholders are not entitled to redeem their common shares. Shareholders must be prepared to bear the economic risk of an investment in the Fund’s common shares for an extended period of time.

Interest Rate Risk: The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s ability to make investments, the value of the Fund’s investments and the Fund’s ability to realize gains from the disposition of investments and, accordingly, have a material adverse effect on the Fund’s investment objectives and the Fund’s rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs.

Annual Report | December 31, 2025	51

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

Large Shareholder Risk: To the extent a large proportion of common shares are held by a small number of common shareholders (or a single common shareholder), including affiliates of the Adviser, the Fund is subject to the risk that these shareholders will seek to sell common shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the ability of the Fund to conduct its investment program. Furthermore, it is possible that in response to a repurchase offer, the total amount of common shares tendered by a small number of common shareholders (or a single common shareholder) may exceed the number of common shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by common shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each common shareholder.

Inflation Risk: Globally, inflation and rapid fluctuations in inflation rates have in the past had negative effects on economies and financial markets, particularly in emerging economies, and may do so in the future. Wages and prices of inputs increase during periods of inflation, which can negatively impact returns on the Fund’s investments. In an attempt to stabilize inflation, governments may impose wage and price controls, or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on levels of economic activity.

Market Disruption and Geopolitical Risk: The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, tariffs, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. Uncertainties and events around the world may (i) result in market volatility, (ii) have long-term effects on the U.S. and worldwide financial markets and (iii) cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

NOTE 12. SECURITIES TRANSACTIONS

Investment transactions for the period ended December 31, 2025, excluding temporary short-term investments, were as follows:

Purchases of investments	$727,975
Proceeds from sales of investments and principal repayments	$44,726

Included in purchases of investments for the period ended December 31, 2025 were $228,585 of investments acquired from unaffiliated independent third-party accounts advised by the Adviser.

NOTE 13. INCOME TAX

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as gains and losses are generally not included in taxable income until they are realized; (2) income or loss recognition on exited investments; and (3) other non-deductible expenses.

The Fund makes certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and non-deductible expenses, among other items. To the extent these differences are permanent, they are charged or credited to additional paid in capital, undistributed net investment income or undistributed net realized gains on investments, as appropriate. For the period ended December 31, 2025 permanent differences are as follows:

Paid-in capital	$(177)
Total distributable earnings	$177

Distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to different treatments of income and gains on various investments held by the Fund, including differences in the timing of recognition of income, losses, and/or gains, and differing characterization of distributions made by the Fund as a whole. The tax character of distributions paid by the Fund during the period ended December 31, 2025, are as follows:

Distributions Paid From:
Ordinary Income	$16,513

At December 31, 2025, the components of distributable earnings, as calculated on a tax basis are as follows:

Undistributed ordinary income	$887
Unrealized appreciation (depreciation)	4,490
Total	$5,377

52	www.bmacx.com

Blackstone Private Multi-Asset	Notes to Consolidated
Credit and Income Fund	Financial Statements

(in thousands, except share amounts, per share data, percentages and as otherwise noted)	December 31, 2025

At December 31, 2025, the tax cost of investments and amount of net tax unrealized appreciation (depreciation) on investments and derivatives are as follows:

Cost of investments for income tax purposes	$681,647
Gross unrealized appreciation (excess of value over tax cost)	$7,272
Gross unrealized depreciation (excess of tax cost over value)	(2,690)
Net unrealized appreciation (depreciation)	$4,582

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to adjustments from Controlled Foreign Corporations and wholly owned subsidiaries.

BXCI Enstructure LLC, a wholly owned subsidiary, is a Delaware limited liability company which has elected to be treated as a corporation for U.S. tax purposes. As such, BXCI Enstructure LLC is subject to certain U.S. Federal, state and local taxes. For the period ended December 31, 2025, BXCI Enstructure LLC recorded an income tax provision of $286. For the period ended December 31, 2025, BXCI Enstructure LLC recorded a current tax expense of $286 within excise and other tax expense in the Consolidated Statement of Operations, which is included within accrued expenses and other liabilities in the Consolidated Statement of Assets and Liabilities.

BMACX Pibb LLC, a wholly owned subsidiary, is a Delaware limited liability company which has elected to be treated as a corporation for U.S. tax purposes. As such, BMACX Pibb LLC is subject to certain U.S. Federal, state and local taxes. For the period ended December 31, 2025, BMACX Pibb LLC recorded an income tax provision of $205. For the period ended December 31, 2025, BMACX Pibb LLC recorded a current tax expense of $205 within excise and other tax expense in the Consolidated Statement of Operations, which is included within accrued expenses and other liabilities in the Consolidated Statement of Assets and Liabilities.

NOTE 14. SEGMENT REPORTING

The Fund operates as a single reportable segment and derives revenues from investing primarily in a wide range of credit and income-oriented strategies, both directly and indirectly through Investee Funds, and manages the business on a consolidated basis.

The chief operating decision maker (“CODM”) is comprised of the Fund’s chief executive officer and chief financial officer. The primary performance metric provided to the CODM to assess performance and make operating decisions is net increase (decrease) in net assets resulting from operations which is reported on the Consolidated Statement of Operations.

Performance metrics are provided to the CODM and are utilized to evaluate performance generated from segment net assets. These key metrics, in addition to other factors, are utilized by the CODM to determine allocation of profits, such as for investment or the amount of dividends to be distributed to the Fund’s shareholders. As the Fund operates as a single reporting segment, the segment net assets are reported on the Consolidated Statement of Assets and Liabilities as total net assets and the significant segment expenses are listed on the Consolidated Statement of Operations.

NOTE 15. SUBSEQUENT EVENTS

The Fund’s management evaluated subsequent events through the date of issuance of the consolidated financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in the consolidated financial statements as of December 31, 2025, except as discussed below.

On February 20, 2026, the Revolving Credit Facility was amended pursuant to Amendment No. 2 to Senior Secured Credit Agreement (“Amendment No. 2”). Amendment No. 2 provides, among other things, for increasing the aggregate principal amount of revolving commitments under the Revolving Credit Facility from $250 million to $325 million.

Annual Report | December 31, 2025	53

Blackstone Private Multi-Asset	Report of Independent Registered
Credit and Income Fund	Public Accounting Firm

To the shareholders and the Board of Trustees of Blackstone Private Multi-Asset Credit and Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Blackstone Private Multi-Asset Credit and Income Fund and subsidiaries (the “Fund”), including the consolidated schedule of investments, as of December 31, 2025, the related consolidated statements of operations, cash flows, changes in net assets and financial highlights for the period from May 1, 2025 (commencement of operations) through December 31, 2025, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, and the results of its operations, cash flows, changes in net assets and financial highlights for the period from May 1, 2025 (commencement of operations) through December 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2025 by correspondence with the custodians, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

New York, New York

February 26, 2026

We have served as the auditor of one or more investment companies in the Blackstone Credit & Insurance Funds Complex since 2010.

54	www.bmacx.com

Blackstone Private Multi-Asset
Credit and Income Fund	Additional Information

December 31, 2025

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-844-702-1299 or (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-844-702-1299, or (2) on the SEC’s website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit on Form N-PORT within 60 days after the end of the Fund’s fiscal quarter. The Fund’s portfolio holdings information for the third month of each fiscal quarter on Form N-PORT is available (1) on the Fund’s website located at https://www.bmacx.com/ or (2) on the SEC’s website at http://www.sec.gov. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Annual Report | December 31, 2025	55

Blackstone Private Multi-Asset
Credit and Income Fund	Privacy Procedures

December 31, 2025

This privacy policy sets forth the Adviser’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Adviser. These policies apply to individuals only and are subject to change.

February 2026

FACTS	WHAT DOES BLACKSTONE PRIVATE MULTI-ASSET CREDIT AND INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●  Social Security number and income

●  Assets and investment experience

●  Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Private Multi-Asset Credit and Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Blackstone Private Multi-Asset Credit and Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	Yes	Yes

To limit our sharing

Email a copy of the Mail-in Form below identifying any/all you want to limit at PrivacyQueries@Blackstone.com, and/or mail to the address indicated below.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Email us at PrivacyQueries@Blackstone.com or go to www.blackstone.com/privacy.

56	www.bmacx.com

Blackstone Private Multi-Asset
Credit and Income Fund	Privacy Procedures

December 31, 2025

Mail-in Form

Mark any/all you want to limit:

●  Do not share information about my creditworthiness with your affiliates for their everyday business purposes.

●  Do not allow your affiliates to use my personal information to market to me.

●  Do not share my personal information with nonaffiliates to market their products and services to me.

Name	Attn: Data Policy and Strategy Officer, Legal & Compliance Blackstone Inc. 345 Park Avenue New York NY 10154
Address

City, State, Zip

Who We Are
Who is providing this notice?	Blackstone Private Multi-Asset Credit and Income Fund.

What We Do
How does Blackstone Private Multi-Asset Credit and Income Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Blackstone Private Multi-Asset Credit and Income Fund collect my personal information?

We collect your personal information, for example, when you:

●  open an account or give us your income information

●  provide employment information or give us your contact information

●  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●  sharing for affiliates’ everyday business purposes—information about your creditworthiness

●  affiliates from using your information to market to you

●  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

●  Our affiliates include companies with a Blackstone name, financial companies such as Strategic Partners Fund Solutions, and others listed in Appendix A to our Online Privacy Notice at www.blackstone.com/privacy/online-privacy-notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and non-financial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Our joint marketing partners include financial services companies.

Annual Report | December 31, 2025	57

Blackstone Private Multi-Asset Credit and Income Fund	Privacy Procedures

December 31, 2025

Other Important Information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Private Multi-Asset Credit and Income Fund’s affiliates except with the authorization or consent of the Vermont resident.

Contact Us

If you have any questions or comments about this Privacy Notice, or if you would like us to update information we have about you or your preferences, please email us at PrivacyQueries@Blackstone.com or access our web form www.blackstone.com/privacy.

You may also write to:

Blackstone, Inc.

Attn: Legal & Compliance

345 Park Avenue

New York, NY 10154

58	www.bmacx.com

Blackstone Private Multi-Asset Credit and Income Fund	Privacy Procedures

December 31, 2025

Investor Data Privacy Notice

Why are you seeing this notice?

●	You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (as applicable, the Fund) managed or advised by investment advisers or management companies that are subsidiaries of Blackstone Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).
●	We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the Data Privacy Notice) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).
●	“Personal Data” has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information relating to an identified or identifiable individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).
●	We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with ‘know your client’ / anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.

Who is providing this notice?

Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, branches, operations and entities globally, including as described at this link: https://privacy.blackstone.com/visitors-online-privacy-notice/#appendixA

●	For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner, manager and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data (together, the Fund Parties).
●	Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.
●	Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.
●	We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, please see the ‘Contact Us’ section.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a “data controller”. In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data— but only to the extent that we have informed you about the use or are otherwise permitted by law.

Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

Annual Report | December 31, 2025	59

Blackstone Private Multi-Asset Credit and Income Fund	Privacy Procedures

December 31, 2025

What personal data do we collect about you?

The types of Personal Data that we collect and share depends on the product or service you have with us and the nature of your investment. The Personal Data we collect about you may include:

●	Contact information, such as name, e-mail and postal address, and phone number;
●	Demographic information, such as date and country of birth, gender, country of residence, nationality, and citizenship;
●	Government-issued identification numbers provided in connection with a subscription to Funds, such as Social Security number, driver’s license number, passport number, national identification number, and tax identification number;
●	Professional or employment-related information, such as the name of your employer or the organization you represent and your position;
●	Financial information, such as information related to your transactions with us or others, bank account details (e.g., account and routing number), financial account history, information concerning the source of funds used for investments, and details regarding your investment history (e.g., types and amounts of investments) assets, income, and financial returns and positions;
●	Investment preferences;
●	Information related to background checks (e.g., “know your client”, anti-money laundering and sanctions checks) and any information related to applicable restrictions on your investments, such as political exposure or sanctions;
●	Information collected in the context of monitoring and surveillance where permitted or required by applicable law, including recordings of telephone and video calls and CCTV; and
●	Other information you or the organization you represent choose to provide, such as through eligibility questionnaires and ongoing investor relations communications.

We may combine Personal Data that you provide to us with Personal Data that we collect from you, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

Where do we obtain your personal data?

We collect Personal Data about you from a number of sources, including:

What	How
Personal data that you give us

●    From the forms and any associated documentation that you complete when subscribing for an investment, shares, interests, and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving license, your national insurance or Social Security number and income, employment information and details about your investment or retirement portfolio(s), and financial-related data (such as returns and financial positions)

●    When you provide it to us in correspondence and conversations, including electronic communications such as e-mail and telephone calls

●    When you make transactions with respect to the Fund

●    When you interact with our online platforms and websites (such as bxaccess.com)

●    When you purchase securities from us and/or tell us where to send money

●    From cookies, web beacons, and similar interactions when you or your devices access our sites

●    When we need to identify you and/or complete necessary security checks, where you visit one of our buildings or attend meetings. This can include form of ID, and your image for CCTV purposes.

60	www.bmacx.com

Blackstone Private Multi-Asset Credit and Income Fund	Privacy Procedures

December 31, 2025

What	How
Personal data that we obtain from others

We obtain Personal Data from:

●    Publicly available and accessible directories and sources

●    Bankruptcy registers

●    Tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction

●    Governmental and competent regulatory authorities to whom we have regulatory obligations

●    Credit agencies

●    Fraud prevention and detection agencies / organizations

●    Transaction counterparties

Why do we process your personal data?

We may process your Personal Data for the following reasons:

Why	How
Contract

It is necessary to perform our contract with you to:

●    Administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares or interests) in our Funds

●    Meet the resulting contractual obligations we have to you

●    Facilitate the continuation or termination of the contractual relationship between you and the Fund

●    Facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:

●    Undertake our client and investor due diligence, and on-boarding checks

●    Carry out verification, “know your client”, terrorist financing, sanctions, and anti-money laundering checks

●    Verify the identity and addresses of our investors (and, if applicable, their beneficial owners)

●    Comply with requests from regulatory, governmental, tax and law enforcement authorities

●    Carry out surveillance and investigations

●    Carry out audit checks

●    Maintain statutory registers

●    Prevent and detect fraud

●    Comply with sanctions requirements

Annual Report | December 31, 2025	61

Blackstone Private Multi-Asset Credit and Income Fund	Privacy Procedures

December 31, 2025

Why	How
Legitimate Interests

For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:

●    Manage and administer your holding in any Funds in which you are invested, and any related accounts on an ongoing basis

●    Assess and process any applications or requests made by you

●    Open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme

●    Send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

●    Address or investigate any complaints, claims, proceedings or disputes

●    Provide you with, and inform you about, our investment products and services

●    Monitor and improve our relationships with investors

●    Comply with applicable prudential and regulatory obligations, including anti-money laundering, sanctions and “know your client” checks

●    Assist our transaction counterparties to comply with their regulatory and legal obligations (including anti- money laundering, “know your client”, terrorist financing, and sanctions checks)

●    Manage our risk and operations

●    Comply with our accounting and tax-reporting requirements

●    Comply with our audit requirements

●    Assist with internal compliance with our policies and processes

●    Ensure appropriate group management and governance

●    Keep our internal records

●    Prepare reports on incidents/accidents

●    Protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

●    Analyze and manage commercial risks

●    Seek professional advice, including legal advice

●    Enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

●    Facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

●    Monitor communications to/from us using our systems

●    Fund-related vehicles

●    Protect the security and integrity of our information technology systems

●    Protect the security and safety of our buildings and locations where we operate

●    Operate, run and schedule online meetings, webinars and conferences (for example, using Zoom and other online meeting platforms)

●    Manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, and correspondent / agent banks

●    Monitor the operation of Fund distribution platforms, where these are operated by third parties or service providers

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described in ‘Legitimate Interests’ above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

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Blackstone Private Multi-Asset Credit and Income Fund	Privacy Procedures

December 31, 2025

Who we share your personal data with

We may share your Personal Data as follows:

Who	Why
Fund Associates

We share your Personal Data with our associates, related parties and members of our group. This is:

●    To manage our relationship with you

●    For the legitimate interests of a third party in carrying out anti-money laundering, ‘know your client’, and other compliance checks required of them under applicable laws and regulations

●    For the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Distributors, Investment Advisers

●    Delivering the services you require

●    Managing your investment

●    Supporting and administering investment-related activities

●    Complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities

●    To comply with applicable laws and regulations

●    Where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities

●    Where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside the Cayman Islands or UK/EEA)

Service Providers

●    Delivering and facilitating the services needed to support our business relationship with you (including cloud services)

●    Supporting and administering investment-related activities

●    Where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks

●    Assisting these transaction counterparties with regulatory checks, such as ‘know your client’, and anti- money laundering procedures

●    Sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisers

●    Providing you with investment-related services

●    To comply with applicable legal and regulatory requirements

●    Supporting Blackstone with the purposes described in section 5 of this Data Privacy Notice

In exceptional circumstances, we will share your Personal Data with:

●	Competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in a country or territory; and
●	Other organizations and agencies—where we are required to do so by law.

Do you have to provide us with this personal data?

Where we collect Personal Data from you, we will indicate if:

●	Provision of the Personal Data is necessary for our compliance with a legal obligation; or
●	It is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Some of the Personal Data that we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

Annual Report | December 31, 2025	63

Blackstone Private Multi-Asset Credit and Income Fund	Privacy Procedures

December 31, 2025

Sending your personal data internationally

We may transfer your Personal Data between different countries to recipients in countries other than the country in which the information was originally collected (including to our affiliates and group members, members of the Fund’s partnership, transaction counterparties, and third-party service providers). Where you are based in the UK, the EU, or another country which imposes data transfer restrictions outside of its territory, this includes transfers outside of the UK and the European Economic Area (“EEA”) or that geographical area, to those countries in which our affiliates, group members, service providers and business partners operate. Those countries may not have the same data protection laws as the country in which you initially provided the information.

Where we transfer Personal Data outside of the UK, the EEA, or other territories subject to data transfer restrictions to other members of our group, our service providers or another third party recipient, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under appli- cable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see the ‘Contact Us’ section for details.

Consent—and your right to withdraw it

Except as may otherwise be required by local law, we do not generally rely on obtaining your consent to process your Personal Data. In particular, we do not generally rely on obtaining your consent where our processing of your Personal Data is subject only to the data protection laws of the UK/ EEA (in these circumstances we will usually rely on another legal basis more appropriate in the circumstances, including those set out in “Why do we process your Personal Data?” above). If we do rely on consent for processing of your Personal Data, you have the right to withdraw this consent at any time. Please contact us or send us an e-mail at PrivacyQueries@Blackstone.com at any time if you wish to do so.

Where required by applicable law, we will obtain your consent for the processing of your Personal Data for direct marketing purposes. If you do receive direct marketing communications from us (for example, by post, e-mail, fax or telephone), you may opt-out by clicking the link in the relevant communication, completing the forms provided to you (where relevant), or by contacting us (see the ‘Contact Us’ section for details).

Retention and deletion of your personal data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations or, where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us. We will generally:

●	Retain Personal Data about you throughout the life cycle of any investment you are involved in; and
●	Retain some Personal Data after your relationship with us ends.

As a general principle, we do not retain your Personal Data for longer than we need it. We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal / regulatory requirement, or business purpose, for retaining your Personal Data.

Your rights

You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

●	Access your Personal Data
●	Restrict the use of your Personal Data in certain circumstances
●	Have incomplete or inaccurate Personal Data corrected
●	Ask us to stop processing your Personal Data
●	Require us to delete your Personal Data in some limited circumstances

You also have the right in some circumstances to request us to “port” your Personal Data in a portable, re-usable format to other organizations (where this is possible).

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.

If you wish to exercise any of these rights, please see the ‘Contact Us’ section for details.

Concerns or queries

We take your concerns very seriously. We encourage you to bring to our attention any concerns you have about our processing of your Personal Data.

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Blackstone Private Multi-Asset Credit and Income Fund	Privacy Procedures

December 31, 2025

This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Please see the ‘Contact Us’ section for details.

Please also contact us via any of the contact methods listed below if you have a disability and require an alternative format of this Data Privacy Notice.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority
Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)
European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080
United Kingdom	Information Commissioner’s Office (available at: https://ico.org.uk/global/contact-us/)

Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by e-mail or access our web form by e-mailing PrivacyQueries@Blackstone.com.

Contact us in writing using this address:

Address
For EU/UK Related Queries	40 Berkeley Square London W1J 5AL United Kingdom
For All Other Queries	345 Park Avenue New York NY 10154

A list of country specific addresses and contacts for locations where we operate is available at www.blackstone.com/privacy/online-privacy-notice/#appendixA

Changes to this data privacy notice

We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

Annual Report | December 31, 2025	65

Blackstone Private Multi-Asset Credit and Income Fund	Trustees & Officers

December 31, 2025

Below is a list of the Trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, the Trustees, the Fund’s officers, and the Adviser is 345 Park Avenue, New York, NY 10154, unless specified otherwise below. The Fund’s prospectus includes additional information about the board members and is available, without charge, upon request. Shareholders may call (844) 702-1299 or email BlackstoneShareholderRelations@Blackstone.com to request the Fund’s prospectus.

NON-INTERESTED TRUSTEES:

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees(2)	Other Directorships Held by the Trustee During the Past Five Years
Tracy Collins Birth Year: 1963	Trustee, Chair of Audit Committee, and Member of Nominating and Governance Committee	Since Inception	None	4	None
Vicki Fuller Birth Year: 1957	Trustee, Member of Audit and Nominating and Governance Committees	Since Inception	None	3

Director, The Williams Companies (2018-2021); Director, Fidelity Equity and High Income Funds (2018 –present); Treliant, LLC (international multi-industry consulting firm) (2019-present); Director, Gusto (2021-2023); Director, Ariel Alternatives LLC (2021 – Present)

James Clark Birth Year: 1961	Trustee, Chair of Nominating and Governance Committee and Member of Audit Committee	Since Inception	Partner, Sound Shore Management Inc. (June 2024 – Present)	3	None
Hope Pascucci Birth Year: 1967	Trustee, Member of Audit and Nominating and Governance Committees	Since Inception	President and Principal, Rose Group Capital Mgmt. LLC (December 2006 – Present)	1	Board Member, Needham Bank (2023 – Present); Standard and Poors Financial Services, LLC (2020-2025)

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Blackstone Private Multi-Asset Credit and Income Fund	Trustees & Officers

December 31, 2025

INTERESTED TRUSTEE(3):

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees(2)	Other Directorships Held by the Trustee During the Past Five Years
Dan Oneglia Birth Year: 1977	Chair of the Board, Trustee, Chief Executive Officer, Co-Chief Investment Officer	Chief Investment Officer (since inception to October 2025); Chair of the Board, Trustee, Chief Executive Officer, Co-Chief Investment Officer (November 2025-Present)	Senior Managing Director, Blackstone Inc. (December 2019 – Present); Partner, Goldman Sachs (July 1999 – July 2019)	1	None

Annual Report | December 31, 2025	67

Blackstone Private Multi-Asset Credit and Income Fund	Trustees & Officers

December 31, 2025

OFFICERS:

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation During the Past Five Years
Jonathan Bock Birth Year: 1982	Co-President	Since Inception	Mr. Bock is a Senior Managing Director and the Co-CEO of Blackstone Private Credit Fund (“BCRED”) and Blackstone Secured Lending Fund ("BXSL"), Co-President of BMACX and Global Head of Market Research for BXCI based in New York. Prior to joining Blackstone, Mr. Bock was the Chief Executive Officer of Barings Business Development Companies. In addition to this role, he served as the Co-Chief Executive Officer and President of Barings Private Credit Corporation, and Chief Financial Officer of Barings Capital Investment Corporation, Barings Corporate Investors, and Barings Participation Investors. Prior to joining Barings in July 2018, Mr. Bock was a Managing Director and Senior Equity Analyst at Wells Fargo Securities specializing in BDCs. He was the chief author of a leading BDC quarterly research publication: the BDC Scorecard. He is also published in the Journal of Alternative Investments. Prior to Wells Fargo, Mr. Bock followed the BDC industry at Stifel Nicolaus & Company and A.G. Edwards Inc. Prior to entering sell-side research in 2006, Mr. Bock was an equity portfolio manager/analyst at Busey Wealth Management in Champaign, Illinois. Mr. Bock holds a BS in Finance from the University of Illinois College of Business and is a member of the CFA Institute.
Lucie Enns Birth Year: 1990	Chief Securities Counsel	Since Inception	Ms. Enns is a Managing Director in the Legal & Compliance Group and the Chief Legal Officer of BCRED and BXSL and Chief Securities Counsel of BMACX. Ms Enns oversees legal matters relating to the business development companies within Blackstone's Credit & Insurance and Private Wealth businesses and plays a key role in the structuring, launch and operations of a number of other registered funds at the firm. Prior to joining Blackstone in 2021, Ms. Enns was an associate in the Registered Funds Group of Simpson Thacher & Bartlett LLP in Washington, D.C. Ms. Enns received a B.S., cum laude, from the University of Alabama, and a J.D., summa cum laude, from American University Washington College of Law.
Kevin Kresge Birth Year: 1983	Chief Financial Officer	Since Inception	Mr. Kresge is a Managing Director and Head of Finance for BXCI based in New York. Prior to his current role, Mr. Kresge served as Chief Financial Officer of the Private Wealth group overseeing strategic planning, financial reporting, data management and business analytics. Prior to Private Wealth, Mr. Kresge served as Chief Administrative Officer of the Strategic Incentives Group, responsible for the global execution, reporting compliance and technology related to the firm’s compensation programs and systems. Prior to that, Mr. Kresge was Head of Financial Planning and Analysis with responsibility for the company’s global forecast process, business unit and firm-wide strategic planning, management reporting and various special projects. Before joining Blackstone in 2008, he held a number of roles in Finance and Global Markets and Investment Banking at Merrill Lynch. Mr. Kresge graduated magna cum laude from Villanova University with a B.S. in Finance and a B.S. in Accounting.

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Blackstone Private Multi-Asset Credit and Income Fund	Trustees & Officers

December 31, 2025

Eugene Lee Birth Year: 1986	Co-Chief Investment Officer	Since November 2025	Mr. Lee is a Managing Director in BXCI based in New York, where he leads portfolio management and asset allocation for BXCI’s multi-asset credit strategies. Before joining Blackstone, Mr. Lee worked at Goldman Sachs within the Special Situations Group as a member of the Multi-Strategy and Alternative Energy Investing teams. In this capacity, Mr. Lee invested across a broad range of asset classes and industries throughout North and South America. Mr. Lee received an AB/SM in Economics and Applied Mathematics from Harvard University and studied violin performance at the New England Conservatory. Mr. Lee serves on the board of directors of the Harvard-Radcliffe Orchestra Foundation.
Kevin Michel Birth Year: 1986	Chief Legal Officer	Since Inception	Mr. Michel is a Managing Director in the Legal & Compliance Group. Mr. Michel is actively involved in the legal structuring and management of Blackstone’s retail-focused funds, with a particular focus on investment companies registered under the Investment Company Act of 1940. Before joining Blackstone in 2015, Mr. Michel was an Associate in the Asset Management Group of Willkie Farr & Gallagher LLP, where he focused on the formation and operation of hedge funds and registered investment companies. Mr. Michel received a BA in History from Yale University and a JD from the University of Richmond School of Law.
Dan Oneglia Birth Year: 1977	Chair of the Board, Trustee, Chief Executive Officer, Co-Chief Investment Officer	Since November 2025	Mr. Oneglia is a Senior Managing Director and the Global CIO of Liquid Credit Strategies. He also leads liquid asset allocation for BXCI based in New York. Before joining Blackstone, in 2019, he spent 20 years at Goldman Sachs where he was a partner and led the Americas Multi-Strategy Investment (MSI) team within the Special Situations Group (SSG). Mr. Oneglia graduated from Princeton University with a B.A. in History and a Certificate in Latin American Studies. Mr. Oneglia serves as the Chair of the Board of Trustees for The New York Foundling.
William Renahan Birth Year: 1969	Chief Compliance Officer	Since Inception	Mr. Renahan is a Managing Director in the Legal & Compliance Group and serves as the Chief Compliance Officer of Blackstone’s Registered Funds. Prior to joining Blackstone, Mr. Renahan was a Senior Managing Director at Duff & Phelps Investment Management and served as Chief Compliance Officer of its investment adviser and affiliated registered investment companies. He graduated with a B.A. from Hobart College, a J.D. with honors from Albany Law School, and a Master of Laws in Taxation from New York University School of Law. He is admitted to practice law in New York State and holds Series 7 and 24 FINRA licenses.
Gregory Roppa Birth Year: 1979	Chief Accounting Officer	Since Inception	Mr. Roppa is a Managing Director in the Global Fund Finance group where he focuses on the accounting and financial reporting for certain entities within Blackstone Credit, Real Estate, and Insurance businesses. Before joining Blackstone in 2019, Mr. Roppa was the Director of Operations and Fund Accounting for Clinton Group Inc., an alternative asset management firm. Prior to that Mr. Roppa began his career in the financial services audit practice at Arthur Andersen LLP. Mr. Roppa received a BS in Accounting from Binghamton University, where he graduated Cum Laude. He is a Certified Public Accountant.

Annual Report | December 31, 2025	69

Blackstone Private Multi-Asset Credit and Income Fund	Trustees & Officers

December 31, 2025

Kate Rubenstein Birth Year: 1978	Chief Operating Officer	Since Inception	Ms. Rubenstein is a Managing Director and the Chief Operating Officer of North America Private Credit for BXCI based in New York. Ms. Rubenstein serves as Chief Operating Officer of BCRED, BXSL and BMACX. Since joining Blackstone in 2015, Ms. Rubenstein created and led the GSO Advantage platform (now Blackstone Credit & Insurance Value Creation Program), which brings Blackstone’s broad set of capabilities to drive operational efficiencies and growth for BXCI’s portfolio companies. She subsequently created and led the Blackstone Advantage program, focusing on building networks and expanding access to resources for portfolio companies across Blackstone business units. Before joining Blackstone, Ms. Rubenstein originated senior secured loans and equipment finance opportunities in the industrial, consumer, and retail sectors for GE Capital and prior to that worked in brand management at World Kitchen. Ms. Rubenstein received an MBA from The Johnson Graduate School of Management at Cornell University, where she was a Roy H. Park Leadership Fellow, and an AB from Dartmouth College. Ms. Rubenstein is on the Blackstone Charitable Foundation Leadership Council and on the Board of Let’s Get Ready, a non-profit organization that provides low-income and first generation to college students support to gain admission to and graduate from college.
Stacy Wang Birth Year: 1989	Head of Stakeholder Relations	Since November 2025	Ms. Wang is a Managing Director and the Head of Stakeholder Relations for BCRED, BXSL and BMACX for BXCI based in New York. Prior to Ms. Wang’s current role, Ms. Wang focused on fundraising, product strategy, and client relationships across private and opportunistic credit products for institutional and retail investors. Prior to joining Blackstone in 2015, Ms. Wang worked as an Investment Banking Associate at Natixis, where she focused on leveraged finance and M&A transactions. Ms. Wang graduated from the Stern School of Business at New York University with a BS in Finance and Journalism.
Carlos Whitaker Birth Year: 1976	Co-President	Since Inception	Mr. Whitaker is a Senior Managing Director and the President of BCRED and BXSL in BXCI based in New York and serves as the President of BCRED and BXSL and Co-President of BMACX, where he oversees management, business development and performance of these investment vehicles. Before joining Blackstone in 2021, Mr. Whitaker was at Credit Suisse, where he was a Managing Director and held senior executive roles in the Global Markets division, including Head of New York Advisory Sales and Co-Head of Europe, Middle East, & Africa Advisory Sales. Mr. Whitaker received a Bachelor of Arts from the Plan II Honors Program, a Bachelor of Business Administration in Accounting, and a Master of Professional Accounting from the University of Texas at Austin, where he graduated with honors as a Sommerfeld Scholar. He is a member of the McCombs School of Business Advisory Council at the University of Texas at Austin. He also sits on the boards of New York for McCombs and Apollo Theater in Harlem.

(1)	The address of each Trustee/Nominee and Officer, unless otherwise noted, is Blackstone Private Credit Strategies LLC, 345 Park Avenue, New York, NY 10154.
(2)	The “Fund Complex” consists of the Fund, BXSL, BCRED, BREC, the Blackstone Credit Closed-End Funds (Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit and Income Fund and Blackstone Strategic Credit 2027 Term Fund) and Blackstone Alternative Multi-Strategy Fund.
(3)	“Interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. Mr. Oneglia is an interested person due to his employment with the Adviser.

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Blackstone

Trustees
Dan Oneglia
Chair of the Board of Trustees
Tracy Collins
Vicki Fuller
James Clark
Hope Pascucci

Custodian
J.P. Morgan Chase N.A.
383 Madison Avenue
New York, New York 10017

The Bank of New York Mellon
240 Greenwich Street
New York, New York 10286

Transfer Agent
SS&C GIDS, Inc.
430 W. 7th Street, Suite 219270
Kansas City, Missouri 64105-1594

Fund Officers
Dan Oneglia
Chief Executive Officer and Co-Chief Investment Officer
Jonathan Bock
Co-President
Carlos Whitaker
Co-President
Eugene Lee
Co-Chief Investment Officer
Kevin Kresge
Chief Financial Officer
Kate Rubenstein
Chief Operating Officer
Gregory Roppa
Chief Accounting Officer
Kevin Michel
Chief Legal Officer
William Renahan
Chief Compliance Officer
Lucie Enns
Chief Securities Counsel
Stacy Wang
Head of Stakeholder Relations

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Private Multi-Asset Credit and Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report (however, all or a portion of this report may be incorporated by reference into a prospectus).

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 19(a)(1) hereto.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees (the “Board”) has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The Board has designated Tracy Collins as the registrant’s “audit committee financial expert.” Ms. Collins is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for the fiscal year ended December 31, 2025, for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $385,000.

(b)	Audit-Related Fees: The aggregate fees billed for the fiscal year ended December 31, 2025, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $10,000.

(c)	Tax Fees: The aggregate fees billed for the fiscal year ended December 31, 2025, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0.

(d)	All Other Fees: The aggregate fees billed for the fiscal year ended December 31, 2025, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the registrant’s audit committee.

(e)(2)	There were no non-audit services approved or required to be approved by the registrant’s audit committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended December 31, 2025 were $0.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant which were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to registrant.

(b)	Not applicable to registrant.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to registrant.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to registrant.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to registrant.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 19(a)(6), is a copy of the registrant’s proxy voting policies and procedures.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	As of December 31, 2025, the biographies of investment professionals who are primarily responsible for the day-to-day portfolio management responsibility of the registrant are below:

Portfolio Managers Name	Title	Length of Service	Business Experience During Past 5 Years
Dan Oneglia	Chair of the Board, Trustee, Chief Executive Officer, Co-Chief Investment Officer and Portfolio Manager	Chief Investment Officer (since inception); Chair of the Board, Trustee, Chief Executive Officer, Co-Chief Investment Officer (since November 2025)	Mr. Oneglia is a Senior Managing Director and the Global CIO of Liquid Credit Strategies for Blackstone Credit & Insurance (BXCI). He also leads liquid asset allocation for BXCI based in New York. Before joining Blackstone, in 2019, he spent 20 years at Goldman Sachs where he was a partner and led the Americas Multi-Strategy Investment (MSI) team within the Special Situations Group (SSG). Mr. Oneglia graduated from Princeton University with a B.A. in History and a Certificate in Latin American Studies. Mr. Oneglia serves as the Chair of the Board of Trustees for The New York Foundling.
Michael Zawadzki	Portfolio Manager	Since Inception	Mr. Zawadzki is a Senior Managing Director and the Global Chief Investment Officer for BXCI based in New York. Prior to joining Blackstone in 2006, Mr. Zawadzki was with Citigroup Private Equity. Before that, he worked in the investment banking division of Salomon Smith Barney. Mr. Zawadzki received a BS in Economics from the Wharton School of the University of Pennsylvania.
Eugene Lee	Co-Chief Investment Officer and Portfolio Manager	Since November 2025	Mr. Lee is a Managing Director in BXCI based in New York, where he leads portfolio management and asset allocation for BXCI’s multi-asset credit strategies. Before joining Blackstone, Mr. Lee worked at Goldman Sachs within the Special Situations Group as a member of the Multi-Strategy and Alternative Energy Investing teams. In this capacity, Mr. Lee invested across a broad range of asset classes and industries throughout North and South America. Mr. Lee received an AB/SM in Economics and Applied Mathematics from Harvard University and studied violin performance at the New England Conservatory. Mr. Lee serves on the board of directors of the Harvard-Radcliffe Orchestra Foundation.

(a)(2)	The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below as of December 31, 2025:

Dan Oneglia

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered investment companies	-	-	-	-
Other pooled investment vehicles	8	$6,029,921,046	4	$3,860,843,781
Other accounts	11	$1,624,803,349	6	$798,434,457

Michael Zawadzki

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered investment companies	-	-	-	-
Other pooled investment vehicles	7	$102,097,393,153	7	$94,323,726,046
Other accounts	24	$6,160,131,943	8	$2,188,762,893

Eugene Lee

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered investment companies	-	-	-	-
Other pooled investment vehicles	8	$6,029,921,046	4	$3,860,843,781
Other accounts	11	$1,624,803,349	6	$798,434,457

Potential Conflicts of Interest

Blackstone Private Credit Strategies LLC (the “Adviser”), Blackstone Alternative Credit Advisors LP (collectively with its affiliates in the credit, asset based finance and insurance asset management business unit of Blackstone, “Blackstone Credit & Insurance” or “BXCI”), Blackstone Inc. (“Blackstone”) and their respective affiliates will be subject to certain conflicts of interest with respect to the services the Adviser and the Administrator provide to us. These conflicts will arise primarily from the involvement of Blackstone Credit & Insurance, Blackstone and their respective affiliates (the “Firm”), in other activities that may conflict with our activities. Additionally, the Fund’s investments in affiliated registered investment companies or business development companies will subject it to conflicts of interest related to such registered investment companies or business development companies, which may differ from the conflicts presented herein. You should be aware that individual conflicts will not necessarily be resolved in favor of your interest. The following list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund.

For purposes of this discussion and ease of reference, the following terms shall have the meanings as set forth below:

“Other Blackstone Credit & Insurance Clients” means, collectively, the investment funds, client accounts (including managed accounts) and proprietary accounts and/or other similar arrangements (including such arrangements in which the Fund or one or more Other Blackstone Credit & Insurance Clients own interests) that Blackstone Credit & Insurance may establish, advise or sub-advise from time to time and to which Blackstone Credit & Insurance provides investment management or sub-advisory services (other than the Fund and any such funds and accounts in which the Fund has an interest), in each case including any alternative investment vehicles and additional capital vehicles relating thereto and any vehicles established by Blackstone Credit & Insurance to exercise its side-by-side or other general partner investment rights as set forth in their respective governing documents; provided, that for the avoidance of doubt, “Other Blackstone Credit & Insurance Clients” shall not include Blackstone Credit & Insurance in its role as principal of any account, including any such accounts for which Blackstone Credit & Insurance or an affiliate thereof acts as an adviser.

“Blackstone Clients” means, collectively, the investment funds, client accounts (including managed accounts) and proprietary accounts and/or other similar arrangements (including such arrangements in which the Fund or one or more Blackstone Clients own interests) that Blackstone may establish, advise or sub-advise from time to time and to which Blackstone provides investment management or sub-advisory services (other than the Fund, any such funds and accounts in which the Fund has an interest and Other Blackstone Credit & Insurance Clients), in each case including any alternative investment vehicles and additional capital vehicles relating thereto and any vehicles established by Blackstone to exercise its side-by-side or other general partner investment rights as set forth in their respective governing documents; provided that, for the avoidance of doubt, “Blackstone Clients” shall not include Blackstone in its role as principal of any account, including any accounts for which Blackstone or an affiliate thereof acts as an adviser.

“Other Clients” means, collectively, Other Blackstone Credit & Insurance Clients and Blackstone Clients.

Performance Based Compensation and Management Fees. The incentive fee payable to Blackstone Credit & Insurance may create a greater incentive for Blackstone Credit & Insurance to operate the Fund in a riskier, more speculative or other manner that is less favorable to the shareholders, or time the purchase or sale of investments in a manner motivated by the personal interests of Blackstone Credit & Insurance and/or Blackstone personnel. However, the fact that the hurdle rate for the incentive fee based on income is calculated on an aggregate basis each quarter should reduce the incentives for the Adviser to make more speculative investments or otherwise time the purchase or sale of investments. Our Board will seek to monitor these conflicts but there can be no assurances that such monitoring will fully mitigate any such conflicts.

In addition, the manner in which the Adviser’s entitlement to incentive fees is determined may result in a conflict between its interests and the interests of shareholders with respect to the sequence and timing of disposals of investments, as the Adviser may want to dispose of lower yielding investments in favor of higher yielding ones.

The Firm’s Policies and Procedures. The Firm has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Specified policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions are expected to reduce the synergies across the Firm’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has many different asset management and advisory businesses, including private equity, a credit business, a hedge fund business, a capital markets group, a life sciences business and a real estate advisory business, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses and to protect against the inappropriate sharing and/or use of information between the Fund and the other business units or segments at the Firm, the Firm has implemented certain policies and procedures (e.g., information wall policy) regarding the sharing of information that could reduce the positive synergies that the Fund expects to utilize for purposes of identifying and managing attractive investments. For example, the Firm will from time to time come into possession of material non-public information with respect to companies, including companies in which the Fund has investments or might be considering making an investment or companies that are clients of the Firm. As a consequence, that information, which could be of benefit to the Fund, is likely to be restricted to those other respective businesses and otherwise be unavailable to the Fund. It is also possible that the Fund could be restricted from trading despite the fact that the Fund did not receive such information. There can be no assurance, however, that any such policies and/or procedures will be effective in accomplishing their stated purpose and/or that they will not otherwise adversely affect the ability of the Fund to effectively achieve its investment objective by unduly limiting the investment flexibility of the Fund and/or the flow of otherwise appropriate information between Blackstone Credit & Insurance and other business units at the Firm. Personnel of the Firm could be unable, for example, to assist with the activities of the Fund as a result of these walls. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of the Firm to share information internally.

In addition, to the extent that the Firm is in possession of material non-public information or is otherwise restricted from trading in certain securities, the Fund and the Adviser could also be deemed to be in possession of such information or otherwise restricted. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Other Client has or has considered making an investment or which is otherwise a client of the Firm will have the potential to restrict or otherwise limit the ability of the Fund and/or its portfolio companies and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such companies. The Firm could enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although intended to provide greater opportunities for the Fund, could require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Allocation of Personnel. The Adviser and its members, officers and employees will devote as much of their time and attention to the activities of the Fund as they deem necessary to conduct its business affairs in an appropriate manner. By the terms of the investment advisory agreement between the Fund and the Adviser (the “Investment Advisory Agreement”), the Firm is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities have the potential to be in competition with the Fund and/or to involve substantial time and resources of the Adviser. Firm personnel, including members of the Investment Committee, will work on other projects, serve on other committees (including boards of directors) and source potential investments for and otherwise assist the investment programs of Other Clients and their portfolio companies, including other investment programs to be developed in the future. Certain members of Blackstone Credit & Insurance’s investment team are also members of Other Clients’ investment teams and will continue to serve in those roles (which could be their primary responsibility) and as a result, not all of their business time will be devoted to Blackstone or the Fund. Certain non-investment professionals are not dedicated solely to the Fund and are permitted to perform work for Other Clients which is expected to detract from the time such persons devote to the Fund. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers and employees will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and the management of the monies of such other advisees of the Adviser. Time spent on these other initiatives diverts attention from the activities of the Fund, which could negatively impact the Fund and shareholders. Furthermore, Blackstone Credit & Insurance and Blackstone Credit & Insurance personnel derive financial benefit from these other activities, including fees and performance-based compensation. Firm personnel outside of Blackstone Credit & Insurance can share in the fees and performance-based compensation from the Fund; similarly, Blackstone Credit & Insurance personnel can share in the fees and performance-based compensation generated by Other Clients. These and other factors create conflicts of interest in the allocation of time by Firm personnel. Blackstone Credit & Insurance’s determination of the amount of time necessary to conduct the Fund’s activities will be conclusive, and shareholders rely on Blackstone Credit & Insurance’s judgment in this regard.

In addition, professionals of the Adviser are expected to participate in a Blackstone-sponsored program whereby any professional of the Adviser may receive carried interest or other compensation from another business unit of Blackstone in connection with such professional’s successful referral of a transaction to such other business unit of Blackstone or by virtue of other arrangements with Blackstone. Such compensation may include carried interest generated by a fund managed by such other business unit of Blackstone (or potentially even in a third-party fund manager). While not expected to be material, the amount of any carried interest or other compensation received in connection with any such program could ultimately be material and could involve a variety of conflicts of interest relating to such professional’s responsibilities with respect to the Fund, the incentive they would have to refer transactions to other Blackstone business units, and the financial interests they could have in Other Clients (including those that could invest in the same portfolio companies as the Fund or could transact with the Fund, for example in cross transactions) as a result of their participation in the aforementioned program.

Outside Activities of Principals and Other Personnel and their Related Parties. Certain of the principals and employees of the Adviser will, in certain circumstances, be subject to a variety of conflicts of interest relating to their responsibilities to the Fund, Other Clients and their respective portfolio companies, and their outside personal or business activities, including as members of investment or advisory committees or boards of directors of or advisors to investment funds, corporations, foundations or other organizations. Such positions create a conflict if such other entities have interests that are adverse to those of the Fund, including if such other entities compete with the Fund for investment opportunities or other resources. The other managed accounts and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the Fund. Furthermore, certain principals and employees of the Adviser are likely to have a greater financial interest in the performance of such Other Clients or accounts than the performance of the Fund. Such involvement is expected to create conflicts of interest in making investments on behalf of the Fund and such Other Clients and accounts. Although such principals and employees will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Fund, there can be no assurance they will be resolved favorably for the Fund. Also, Blackstone personnel, Firm employees, including employees of the Adviser, are generally permitted to invest in alternative investment funds, private equity funds, credit funds, real estate funds, hedge funds and other investment vehicles, as well as engage in other personal trading activities relating to companies, assets, securities or instruments (subject to the Firm’s Code of Ethics requirements), some of which will involve conflicts of interests. Such personal securities transactions will, in certain circumstances, relate to securities or instruments which can be expected to also be held or acquired by Other Clients, the Fund, or otherwise relate to portfolio companies in which the Fund has or acquires a different principal investment (including, for example, with respect to seniority), which is expected to give rise to conflicts of interest related to misaligned interests between the Fund and such persons. There could be situations in which such alternative investment funds invest in the same portfolio companies as the Fund and there could be situations in which such alternative investment funds purchase securities from, or sell securities to, the Fund if permitted under the 1940 Act and other applicable law. There can be no assurance that conflicts of interest arising out of such activities will be resolved in favor of the Fund. Shareholders will not receive any benefit from any such investments, and the financial incentives of Firm personnel in such other investments could be greater than their financial incentives in relation to the Fund and are not expected to receive notice should the Fund make investments in which such persons hold direct or indirect interests. Although Blackstone Credit & Insurance will generally seek to minimize the impact of any such conflicts, there can be no assurance they will be resolved favorably for the Fund.

Additionally, certain employees and other professionals of the Firm have family members or relatives employed by such advisers and service providers (or their affiliates) or otherwise actively involved in (or have business, financial, or other relationships with) industries and sectors in which the Fund invests, and/or have business, financial, personal or other relationships with companies in such industries and sectors (including the advisors and service providers described above) or other industries, which gives rise to potential or actual conflicts of interest. For example, such family members or relatives might be employees, officers, directors, personnel or owners of companies or assets that are actual or potential investments of the Fund or other counterparties of the Fund and its portfolio companies and/or assets. Moreover, in certain instances, the Fund or its portfolio companies can be expected to issue loans to or acquire securities from, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. These relationships have the potential to influence Blackstone, the Adviser and/or Blackstone Credit & Insurance in deciding whether to select, recommend or create such service providers to perform services for the Fund or portfolio companies (the cost of which will generally be borne directly or indirectly by the Fund or such portfolio companies, as applicable). Notwithstanding the foregoing, investment transactions relating to the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which, in the case of broker-dealers, includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Adviser believes to be of benefit to the Fund. To the extent that the Firm determines appropriate, conflict mitigation strategies can be expected to be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Firm. The shareholders rely on the Firm to manage these conflicts in its sole discretion.

Secondments and Internships. Certain personnel of Blackstone and its affiliates, including consultants, will, in certain circumstances, be seconded to, serve internships at, receive trainings from or otherwise provide consulting services to one or more portfolio companies, vendors and service providers and vendors or shareholders or other investors of the Fund and Other Clients to provide finance, accounting, operational support, legal, data services and other similar services, including the sourcing of investments for the Fund or other parties. The salaries, benefits, overhead and other similar expenses for such personnel or otherwise related to such arrangements (including fees for acquisition and/or transaction services to brokers, consultants (including sustainability consultants) or other finders) are expected to be borne by Blackstone and its affiliates or such portfolio companies, vendors and service providers or the Fund and Other Clients, or in certain circumstances, both (in each case depending upon the facts and the circumstances associated with such arrangements). In addition, personnel of portfolio companies, vendors, service providers (including law firms and accounting firms) and shareholders or other investors of the Fund and Other Clients will, in certain circumstances, be seconded to, serve internships at, receive trainings from or otherwise provide consulting services to or be temporarily hired by, Blackstone, Other Clients and portfolio companies of the Fund and Other Clients. While often the Fund, Other Clients and their respective portfolio companies are the beneficiaries of these types of arrangements, Blackstone Credit & Insurance or Blackstone are expected to be beneficiaries of these arrangements as well, including in circumstances where the vendor, personnel or service provider or otherwise also provides services to the Fund, Other Clients, their respective portfolio companies or Blackstone in the ordinary course. Knowledge and skills gained by personnel during secondment and internship arrangements, including where the costs of such arrangements are born by the Fund and/or its portfolio companies, are expected to benefit the Fund, Other Clients, their portfolio companies, Blackstone and/or Blackstone Credit & Insurance upon the secondee’s or intern’s return to their employer. Blackstone, the Fund, Other Clients or their portfolio companies can be expected to pay compensation or cover fees or expenses associated with such secondees and interns. If Blackstone or Blackstone Credit & Insurance pays compensation or covers expenses associated with such secondees or interns, they can, in certain circumstances, be expected to seek reimbursement from the Fund or its portfolio companies for such amounts. If a portfolio company pays fees or expenses associated with such secondees or interns (including by means of reimbursing Blackstone or Blackstone Credit & Insurance for such fees or expenses), those fees and/or expenses will be borne indirectly by the Fund. To the extent such fees, compensation or other expenses are borne by the Fund, including indirectly through its portfolio companies or reimbursement of Blackstone for such costs, the management fee will not be reduced as a result of these arrangements or any fees, expense reimbursements or other costs related thereto. The personnel described above may provide services in respect of multiple matters, including in respect of matters related to Blackstone, the Fund, Other Clients, portfolio companies, each of their respective affiliates and related parties, and any costs of such personnel can be expected to be allocated accordingly, Blackstone will endeavor in good faith to allocate the costs of these arrangements, if any, to Blackstone, the Fund, Other Clients, portfolio companies and other parties based on time spent by the personnel or another methodology Blackstone deems appropriate in a particular circumstance. In such circumstances, a conflict of interest exists because the Adviser and Blackstone Credit & Insurance or their affiliates have an incentive to select one service provider over another on the basis that the Adviser and Blackstone Credit & Insurance or their affiliates could receive the benefit of seconded employees from such service provider, particularly where the compensation and expenses for such personnel during the secondment is borne by the service provider and not the Adviser and Blackstone Credit & Insurance or their affiliates.

Other Benefits. Blackstone Credit & Insurance and its personnel and related parties will receive intangible and other benefits, discounts and perquisites arising or resulting from their activities on behalf of the Fund, the value of which will not reduce the management fees or incentive fees or otherwise be shared with the Fund or its portfolio companies. For example, airline travel or hotel stays incurred as Fund expenses, as set forth in the Investment Advisory Agreement and Administration Agreement (“Fund Expenses”), often typically result in “miles” or “points” or credit in loyalty or status programs, and certain purchases made by credit card will result in “credit card points,” “cash back” or rebates in addition to such loyalty or status program miles or points. Such benefits and/or amounts will, whether or not de minimis or difficult to value, inure exclusively to the benefit of Blackstone Credit & Insurance, its affiliates or their personnel (and not the Fund and/or portfolio companies) even though the cost of the underlying service is borne by the Fund as Fund Expenses and/or by its portfolio companies. (See also “—Service Providers, Vendors and Other Counterparties Generally” and “—Portfolio Company Relationships Generally” herein). Similarly, Blackstone Credit & Insurance, its affiliates and their personnel and related parties, and third parties designated by the foregoing, in certain circumstances, also receive discounts on products and services provided by portfolio companies and customers or suppliers of such portfolio companies. Such other benefits or fees have the potential to give rise to conflicts of interest in connection with the Fund’s investment activities, as they could incentivize the Adviser and Blackstone Credit & Insurance and its personnel to conduct certain activities in order to obtain such benefits, though such benefits do not correspondingly benefit the Fund. While the Adviser and Blackstone Credit & Insurance will seek to resolve any such conflicts in a fair and equitable manner, there is no assurance that any such conflicts will be resolved in favor of the Fund. See also “—Service Providers, Vendors and Other Counterparties Generally” and “—Portfolio Company Relationships Generally” below.

Senior Advisors, Industry Experts and Operating Partners. Blackstone Credit & Insurance is expected to engage and retain strategic advisors, operating advisors, consultants, senior advisors, executive advisors, industry experts, investment banks, financial intermediaries, service providers, operating partners, deal sourcers and other similar professionals and market participants (any of whom might be current and former executives or other personnel of Blackstone and/or Blackstone Credit & Insurance, as well as current and former executives or other personnel of Blackstone’s and/or Blackstone Credit & Insurance’s portfolio companies) (“Senior and Other Advisors”) who are not employees or affiliates of Blackstone Credit & Insurance and who will, from time to time, receive payments from, or allocations of a profits interest with respect to, portfolio companies (as well as from Blackstone Credit & Insurance or the Fund). In particular, in some cases, consultants, including those with a “Senior Advisor” title, have been and will be engaged with the responsibility to source, diligence and recommend transactions to Blackstone Credit & Insurance or to undertake a build-up strategy to originate, acquire and develop assets and businesses in a particular sector or involving a particular strategy, including as an investment in a “platform company,” potentially on a full-time and/or exclusive basis and notwithstanding any overlap with the responsibilities of the Adviser under the Investment Advisory Agreement, the compensation to such consultants is expected to be borne fully by the Fund and/or portfolio companies (with no reduction or offset to management fee payable by the Fund) and not Blackstone Credit & Insurance. Similarly, the Fund, Other Clients and their portfolio companies are expected to retain and pay compensation to Senior and Other Advisors to provide services.

Any amounts paid by the Fund or a portfolio company to Senior and Other Advisors in connection with the above services, including cash fees, profits, or equity interests in a portfolio company, discretionary bonus awards, performance-based compensation (e.g., promote), sourcing fees, retainers and expense reimbursements, will be treated as Fund Expenses or expenses of the portfolio company, as the case may be, and will not, even if they have the effect of reducing any retainers or minimum amounts otherwise payable by Blackstone Credit & Insurance, be chargeable to Blackstone Credit & Insurance or be deemed paid to or received by Blackstone Credit & Insurance, and such amounts will not reduce the management fees or incentive fees payable. Amounts charged by Senior and Other Advisors will not necessarily be confirmed as being comparable to market rates for such services.

To the extent permitted by applicable law and/or any applicable SEC-granted exemptive order or no-action relief, these Senior and Other Advisors often have the right or could be offered the ability to (i) co-invest alongside the Fund, including in the specific investments in which they are involved (and for which they can be entitled to receive performance-related incentive fees, which will reduce the Fund’s returns), (ii) otherwise participate in equity plans for management of any such portfolio company, or (iii) invest directly in the Fund or in a vehicle controlled by the Fund subject to reduced or waived advisory fees and/or incentive fees, including after the termination of their engagement by or other status with the Firm. Such co-investment and/or participation (which generally will result in the Fund being allocated a smaller share of the applicable investment) will not be considered as part of the Firm’s side-by-side co-investment rights. Such co-investment and/or participation could vary by transaction (and such participation can, depending on its structure, reduce the Fund’s returns).

Additionally, and notwithstanding the foregoing, these Senior and Other Advisors, as well as Other Clients could be (or could have the preferred right to be) investors in Blackstone Credit & Insurance’s portfolio companies (which, in some cases, can involve agreements to pay performance fees, or allocate profits interests, to such persons in connection with the Fund’s investment therein, which will reduce the Fund’s returns) and/or Other Clients. Such Senior and Other Advisors, as well as Other Clients, could also, subject to applicable law, have rights to co-invest with the Fund on a side-by-side basis, which rights are generally offered on a no-fee/no-carried interest basis and generally result in the Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side participation. Senior and Other Advisors’ benefits described in this paragraph will, in certain circumstances, continue after termination of status as a Senior and Other Advisors. In certain cases, these Senior and Other Advisors will receive intangible and other benefits resulting from their activities on behalf of the Fund – for example in the same way that executives from portfolio companies of Other Clients may provide insight and/or deal origination for the benefit of the Fund, the work performed by executives of the Fund’s portfolio companies may benefit Senior and Other Advisors and/or Other Clients. Senior and Other Advisors may attend events and/or meetings sponsored by the Fund’s portfolio companies and/or Other Clients or other members of the Blackstone network, and similarly, members of the Blackstone network may attend meetings of the Fund and may be involved in fundraising activities on behalf of Blackstone.

The time, dedication and scope of work of, and the nature of the relationship with, each of the Senior and Other Advisors vary considerably. In certain cases, they could advise the Adviser and/or Blackstone Credit & Insurance on transactions, provide the Adviser and/or Blackstone with industry-specific insights and feedback on investment themes, assist in transaction due diligence, or make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles (and could be exclusive service providers to Blackstone Credit & Insurance) and serve as executives or directors on the boards of portfolio companies or contribute to the identification and origination of new investment opportunities. The Fund expects to rely on these Senior and Other Advisors to recommend Blackstone as a preferred investment partner, identify investments, source opportunities, and otherwise carry out its investment program, but there is no assurance that these advisors will continue to be involved with the Fund for any length of time. In certain instances, Blackstone Credit & Insurance can be expected to have formal or informal arrangements with these Senior and Other Advisors (which may or may not be terminable upon notice by any party), and in other cases the relationships are more informal. They are either compensated (including pursuant to retainers and expense reimbursement, and, in any event, pursuant to negotiated arrangements that will not be confirmed as being comparable to the market rates for such services) by Blackstone, the Fund, and/or portfolio companies or otherwise uncompensated or entitled to deferred compensation until occurrence of a future event, such as commencement of a formal engagement. In certain cases, they have certain attributes of Blackstone Credit & Insurance “employees” (e.g., they can be expected to have dedicated offices at Blackstone Credit & Insurance, receive administrative support from Blackstone Credit & Insurance personnel, participate in general meetings and events for Blackstone Credit & Insurance personnel, work on Blackstone Credit & Insurance matters as their primary or sole business activity, service Blackstone exclusively, have Blackstone-related e-mail addresses and/or business cards and participate in certain benefit arrangements typically reserved for Blackstone employees, etc.) even though they are not considered Blackstone Credit & Insurance employees, affiliates or personnel for purposes of the Investment Advisory Agreement between the Fund and Blackstone Credit & Insurance. Under many of these arrangements, there can be no assurance that the amount of compensation paid in a particular period of time will be proportional to the amount of hours worked or the amount or tangible work product generated by the Senior and Other Advisors during such time. Some Senior and Other Advisors work only for the Fund and its portfolio companies, while others may have other clients. In particular, in some cases, Senior and Other Advisors, including those with a “Senior Advisor” or “Operating Advisor” title, have been and will be engaged with the responsibility to source and recommend transactions to the Adviser potentially on a full-time and/or exclusive basis and, notwithstanding any overlap with the responsibilities of the Adviser under the Investment Advisory Agreement, the compensation to such Senior and Other Advisors will be borne fully portfolio companies (with no reduction to management fees) and not the Adviser. Senior and Other Advisors could have conflicts of interest between their work for the Fund and its portfolio companies, on the one hand, and themselves or other clients, on the other hand, and Blackstone Credit & Insurance is limited in its ability to monitor and mitigate these conflicts. Blackstone Credit & Insurance expects, where applicable, to allocate the costs of such Senior and Other Advisors to the Fund and/or applicable portfolio companies, and to the extent any such costs are allocated to the Fund, they would be treated as Fund Expenses. Payments or allocations to Senior and Other Advisors will not be reduced by the management fee, and can be expected to increase the overall costs and expenses borne indirectly by investors in the Fund. There can be no assurance that any of the Senior and Other Advisors, to the extent engaged, will continue to serve in such roles and/or continue their arrangements with Blackstone Credit & Insurance, the Fund and/or any portfolio companies for the duration of the relevant investments or throughout the term of the Fund. Additionally, from time to time, Senior and Other Advisors provide services on behalf of both the Fund and Other Clients, and any work performed by Senior and Other Advisors retained on behalf of the Fund could benefit the Other Clients (and alternatively, work performed by Senior and Other Advisors on behalf of Other Clients could benefit the Fund), and Blackstone Credit & Insurance shall have no obligation to allocate any portion of the costs to be borne by the Fund in respect of such Senior and Other Advisors to the Other Clients, except as described below.

As an example of the foregoing, in certain investments including involving a “platform company,” the Fund will generally enter into an arrangement with one or more individuals (who could be former personnel of the Firm or current or former personnel of portfolio companies of the Fund or Other Clients, generally will have experience or capability in sourcing or managing investments, and could form a management team) to undertake a new business line or a build-up strategy to acquire and develop assets and businesses in a particular sector or involving a particular strategy. The services provided by such individuals or relevant portfolio company, as the case may be, could include the following with respect to investments: origination or sourcing, due diligence, evaluation, negotiation, servicing, development, management (including turnaround) and disposition. The individuals or relevant portfolio company could be compensated with a salary and equity incentive plan, including a portion of profits derived from the Fund or a portfolio company or asset of the Fund (which, to the extent permitted by applicable law and/or any applicable SEC-granted exemptive order or no-action relief, can take the form of a management fee and/or profits allocation (whether paid directly to such individuals or to an affiliate entity controlled by such individuals)), or other long-term incentive plans. Compensation could also be based on assets under management, a waterfall similar to a carried interest, respectively, or another similar metric. The Fund could initially bear the cost of overhead (including rent, utilities, benefits, salary or retainers for the individuals or their affiliates entities) and the sourcing, diligence and analysis of investments, as well as the compensation for the individuals and entity undertaking the build-up strategy. Such expenses could be borne directly by the Fund as Fund Expenses (or broken deal expenses, if applicable) or indirectly through expenditures by a portfolio company. None of the fees, costs or expenses described above will reduce the management fees.

In addition, the Adviser will, in certain circumstances, engage third parties as Senior and Other Advisors (or in another similar capacity) in order to advise it with respect to existing investments, specific investment opportunities, and economic and industry trends. Such Senior and Other Advisors can receive reimbursement of reasonable related expenses by portfolio companies or the Fund and could have the opportunity to invest in a portion of the equity and/or debt available to the Fund for investment that would otherwise be taken by the Adviser and its affiliates. If such Senior and Other Advisors generate investment opportunities on the Fund’s behalf, such Senior and Other Advisors are permitted to receive special additional fees or allocations which have the potential to not be comparable to those received by a third party in an arm’s length transaction and such additional fees or allocations would be borne fully by the Fund and/or portfolio companies (with no reduction or offset to management fees) and not Blackstone Credit & Insurance.

Blackstone has developed a strong network of relationships with investment owners, leading financial institutions, operating partners, senior business executives and government officials. These relationships provide market knowledge and form the backbone of its investment-sourcing network. Blackstone has, and expects to continue to have, a significant volume of deal flow. Primary sources of Blackstone transactions include:

●	Relationships of individual Blackstone Senior Managing Directors and professionals;
●	Major corporations, investment owners and operators with which Blackstone has worked in the past and that wish to divest assets or partner with Blackstone;
●	Investment/commercial banks;
●	Brokers/dealers; and
●	Borrowers.

Minority Investments in Asset Management Firms. Blackstone and Other Clients, including Blackstone Strategic Capital Holdings (“BSCH”) and its related parties, regularly make minority investments in alternative asset management firms that are not affiliated with Blackstone, the Fund, Other Clients and their respective portfolio companies, and which can engage in similar investment transactions, including with respect to purchase and sale of investments, with these asset management firms and their advised funds and portfolio companies. Typically, the Blackstone related party with an interest in the asset management firm would be entitled to receive a share of carried interest/performance based incentive compensation and net fee income or revenue share generated by the various products, vehicles, funds and accounts managed by that third-party asset management firm that are included in the transaction or activities of the third-party asset management firm, or a subset of such activities such as transactions with a Blackstone related party. In addition, while such minority investments are generally structured so that Blackstone does not “control” such third-party asset management firms, Blackstone could nonetheless be afforded certain governance rights in relation to such investments (typically in the nature of “protective” rights, negative control rights or anti-dilution arrangements, as well as certain reporting and consultation rights) that afford Blackstone the ability to influence the firm. Although Blackstone and Other Clients, including BSCH, do not intend to control such third-party asset management firms, there can be no assurance that all third parties will similarly conclude that such investments are non-control investments or that, due to the provisions of the governing documents of such third-party asset management firms or the interpretation of applicable law or regulations, investments by Blackstone and Other Clients, including BSCH, will not be deemed to have control elements for certain contractual, regulatory or other purposes. While such third-party asset managers will not be deemed affiliated with the Fund within the meaning of the 1940 Act, Blackstone expects to, under certain circumstances, be in a position to influence the management and operations of such asset managers and the existence of its economic/revenue sharing interest therein can give rise to conflicts of interest. Participation rights in a third-party asset management firm (or other similar business), negotiated governance arrangements and/or the interpretation of applicable law or regulations could expose the investments of the Fund to claims by third parties in connection with such investments (as indirect owners of such asset management firms or similar businesses) that would have an adverse financial or reputational impact on the performance of the Fund. The Fund, its affiliates and their respective portfolio companies are expected to, from time to time engage in transactions with, and buy and sell investments from, any such third-party asset managers and their sponsored funds and transactions and other commercial arrangements between such third-party asset managers and the Fund and its portfolio companies are not subject to approval by the Board. There can be no assurance that the terms of these transactions between parties related to Blackstone, on the one hand, and the Fund and its portfolio companies, on the other hand, will be at arm’s length or that Blackstone will not receive a benefit from such transactions, which can be expected to incentivize Blackstone to cause these transactions to occur. Such conflicts related to investments in and arrangements with other asset management firms will not necessarily be resolved in favor of the Fund. Shareholders will not be entitled to receive notice or disclosure of the terms or occurrence of either the investments in alternative asset management firms or transactions therewith and will not receive any benefit from such transactions. By investing in the Fund, each shareholder acknowledges these conflicts related to investments in and arrangements with other asset management firms, acknowledges that these conflicts will not necessarily be resolved in favor of the Fund, agrees that shareholders will not be entitled to receive notice or disclosure of the terms or occurrence of either the investments in alternative asset management firms or transactions therewith, otherwise understands that shareholders will not receive any benefit from such transactions, consents to all such transactions and arrangements to the fullest extent permitted by law, and waives any claim against Blackstone and releases Blackstone from any liability arising from the existence of any such conflict of interest; provided that such consent waiver shall not be construed as a waiver of the shareholder’s rights under federal securities laws or a consent to a violation of federal securities laws.

In addition, from time to time, certain advisors and service providers (including law firms) temporarily provide their personnel to Blackstone, Other Clients or their portfolio companies pursuant to various arrangements including at cost or at no cost. (See also “—Secondments and Internships” herein.) While often the Fund, Other Clients and their portfolio companies are the beneficiaries of these types of arrangements, Blackstone is from time to time a beneficiary of these arrangements as well, including in circumstances where the advisor or service provider also provides services to the Fund, Other Clients or Blackstone in the ordinary course. Blackstone, the Fund, Other Clients or their portfolio companies could receive benefits from these arrangements at no cost, or alternatively could pay all or a portion of the fees, compensation or other expenses in respect of these arrangements. The management fee will not be offset or reduced as a result of these arrangements or any fees, expense reimbursements or other costs related thereto. The personnel described above could provide services in respect of multiple matters, including in respect of matters related to Blackstone, the Fund, Other Clients, portfolio companies, each of their respective affiliates and related parties, and Blackstone will endeavor in good faith to allocate the costs of these arrangements, if any, to Blackstone, the Fund, Other Clients, portfolio companies and other parties based on time spent by the personnel or another methodology the Firm deems appropriate in a particular circumstance. In such circumstances, a conflict of interest exists because the Adviser and Blackstone Credit & Insurance or their affiliates have an incentive to select one service provider over another on the basis that the Adviser and Blackstone Credit & Insurance or their affiliates could receive the benefit of seconded employees from such service provider, particularly where the compensation and expenses for such personnel during the secondment is borne by the service provider and not the Adviser and Blackstone Credit & Insurance or their affiliates.

Multiple Blackstone Business Lines. Blackstone has multiple business lines, including the Blackstone Capital Markets Group, which Blackstone, Blackstone Credit & Insurance, the Fund, Other Clients, portfolio companies of the Fund and Other Clients and third parties will, in certain circumstances, engage for debt and equity financings and to provide other investment banking, brokerage, investment advisory or other services. As a result of these activities, Blackstone is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than if it had one line of business. For example, from time to time, Blackstone could come into possession of information that limits the Fund’s ability to engage in potential transactions. Similarly, other Blackstone businesses and their personnel could be prohibited by law or contract from sharing information with Blackstone that would be relevant to monitoring the investments and other activities. These types of restrictions from time to time will negatively impact the ability of the Fund to implement its investment program. Finally, Blackstone personnel who are members of the investment team or Investment Committee could be excluded from participating in certain investment decisions due to conflicts involving other Blackstone businesses or for other reasons, including other business activities, in which case the Fund will not benefit from their experience. The shareholders will not receive a benefit from any fees earned by Blackstone or its personnel from these other businesses.

Blackstone is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Fund. Blackstone and its employees have long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on the Fund’s behalf, Blackstone will consider those relationships when evaluating an investment or divestment opportunity, and such relationships can be expected to influence Blackstone’s decision to make or not to make particular investments on the Fund’s behalf. The Fund could be required to sell or hold existing investments as a result of investment banking relationships or other relationships that Blackstone has or will have or transactions or investments that Blackstone makes or has made. (See also “—Other Blackstone and Blackstone Credit & Insurance Clients; Allocation of Investment Opportunities” and “—Portfolio Company Relationships Generally.”) Therefore, there can be no assurance that all potentially suitable investment opportunities that come to the attention of Blackstone will be made available to the Fund. The Fund is also permitted to co-invest with Other Clients or other persons with whom Blackstone has a relationship in particular investment opportunities, and other aspects of these Blackstone relationships could influence the decisions made by Blackstone with respect to the investments and otherwise result in a conflict (see also “—Other Blackstone and Blackstone Credit & Insurance Clients; Allocation of Investment Opportunities” herein).

Blackstone Policies and Procedures; Information Walls. Blackstone has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Some of these policies and procedures, such as Blackstone’s information wall policy, are implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions will reduce the synergies and collaboration across Blackstone’s various businesses that the Fund expects to draw on for purposes of identifying, pursuing and managing attractive investment opportunities. Because Blackstone has many different asset management and advisory businesses, including private equity, growth equity, a credit business, a hedge fund business, a capital markets group, a life sciences business and a real estate advisory business, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses and to protect against the inappropriate sharing and/or use of information between the Fund and the other business units at Blackstone, Blackstone has implemented certain policies and procedures (e.g., Blackstone’s information wall policy) regarding the sharing of information that have the potential to reduce the positive synergies and collaborations that the Fund could otherwise expect to utilize for purposes of identifying and managing attractive investments. For example, Blackstone will from time to time come into possession of material non-public information with respect to companies in which Other Clients have investments or are considering making an investment or companies that are clients of Blackstone. As a consequence, that information, which could be of benefit to the Fund, is likely to be restricted to those other respective businesses and otherwise be unavailable to the Fund. It is also possible that the Fund could be restricted from trading despite the fact that the Fund did not receive such information. There can be no assurance, however, that any such policies and/or procedures will be effective in accomplishing their stated purpose and/or that they will not otherwise adversely affect the ability of the Fund to effectively achieve its investment objective by unduly limiting the investment flexibility of the Fund and/or the flow of otherwise appropriate information between Blackstone Credit & Insurance and other business units at Blackstone. For example, in some instances, personnel of Blackstone would be unable to assist with the activities of the Fund as a result of these walls. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of Blackstone to share information internally. In addition, due to these restrictions, it is possible that the Fund will not be able to initiate a transaction that it otherwise might have initiated and will not be able to purchase or sell an investment that it otherwise might have purchased or sold, which could negatively affect its operations or performance.

In addition, to the extent that Blackstone is in possession of material non-public information or is otherwise restricted from making certain investments, the Fund and the Adviser would also be deemed to be in possession of such information or otherwise restricted. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Blackstone fund has or has considered making an investment or which is otherwise a client of Blackstone will from time to time restrict or otherwise limit the ability of the Fund and/or its portfolio companies and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such companies. Blackstone has in the past entered into, and reserves the right to enter into in the future, one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take. (See “—Other Blackstone and Blackstone Credit & Insurance Clients; Allocation of Investment Opportunities”).

Data. The Firm receives, generates and/or obtains various kinds of data and information from the Fund, Other Clients, portfolio companies of the Fund and Other Clients, investors in the Fund and limited partners in Other Clients, related parties, service providers and other sources in connection with the Fund’s or any Other Client’s activities, including but not limited to data and information relating to or created in connection with business operations, financial results, trends, budgets, plans, suppliers, customers, employees, contractors, sustainability, energy usage, carbon emissions and related metrics, financial information, commercial and transactional information, customer and user data, employee and contractor data, supplier and cost data, and other related data and information, some of which is sometimes referred to as “alternative data” or “big data.” The Firm can be expected to be better able to anticipate macroeconomic and other trends, and otherwise develop investment themes or identify specific investment, trading or business opportunities, as a result of its access to (and rights regarding, including use, ownership, distribution and derived works rights over) this data and information from the Fund, Other Clients, portfolio companies of the Fund and Other Clients, investors in the Fund and limited partners in Other Clients, related parties, service providers and other sources in connection with the Fund’s or any Other Client’s activities. The Firm has entered and will continue to enter into information sharing and use, measurement and other arrangements, which will give the Firm access to (and rights regarding, including ownership, use, distribution and derived works rights over) data that it would not otherwise obtain in the ordinary course, with the Fund, Other Clients, portfolio companies of the Fund and Other Clients, investors in the Fund and in Other Clients, as well as with related parties, service providers and other sources in connection with the Fund’s or any Other Client’s activities. Further, this alternative data is expected to be aggregated across the Fund, Other Clients and their respective portfolio companies. Although the Firm believes that these activities improve the Firm’s investment management activities on behalf of the Fund and Other Clients, information obtained from the Fund and its portfolio companies, and investors in the Fund and in Other Clients, as well as related parties, service providers and other sources in connection with the Fund’s activities, also provides material benefits to Blackstone or Other Clients without compensation or other benefit accruing to the Fund or its shareholders. For example, information from a portfolio company in which the Fund holds an interest can be expected to enable the Firm to better understand a particular industry, enhance the Firm’s ability to provide advice or direction on strategy or operations to the management team of one or more portfolio companies owned by the Fund or Other Clients, and execute trading and investment strategies in reliance on that understanding for Blackstone and Other Clients that do not own an interest in the portfolio company, typically without compensation or benefit to the Fund or its portfolio companies. Blackstone would serve as the repository for data described in this paragraph, including with ownership and use rights therein. The Firm is also permitted to share data from a portfolio company (on an anonymized basis) with a portfolio company of an Other Client, which has the potential to increase a competitive disadvantage for, and indirectly harm, such portfolio company (although the opposite may be true as well, in which case a portfolio company of the Fund may receive data from a portfolio company of an Other Client). In addition, the Firm could have an incentive to pursue an investment in a particular company based on the data and information expected to be received or generated in connection with such investment.

Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information or otherwise limit the scope and purpose of its use or distribution, and regulatory limitations on the use of material nonpublic information, the Firm is generally free to use and distribute data and information from the Fund’s and its portfolio companies’ activities to assist in the pursuit of the Firm’s various other activities, including but not limited to trading activities or use for the benefit of the Firm and/or an Other Client. Any confidentiality obligations in the operative documents do not limit the Firm’s ability to do so. For example, the Firm’s ability to trade in securities of an issuer relating to a specific industry could, subject to applicable law, be enhanced by information of a portfolio company in the same or related industry. Such trading or other business activities is expected to provide a material benefit to the Firm without compensation or other benefit to the Fund or shareholders.

Data Services. Blackstone or an affiliate of Blackstone formed in the future may provide data services to portfolio companies and investors in the Fund and in Other Clients and will provide such services directly to the Fund and Other Clients (collectively, “Data Holders”). Such services can be expected to include assistance with obtaining, analyzing, curating, processing, packaging, distributing, organizing, mapping, holding, transforming, enhancing, marketing and selling such data (among other related data and consulting services) for monetization through licensing or sale arrangements with third parties and, subject to applicable law and the limitations in the Investment Advisory Agreement and any other applicable contractual limitations, with the Fund, Other Clients, portfolio companies, investors in the Fund and in Other Clients, and other Blackstone affiliates and associated entities (including funds in which Blackstone and Other Clients make investments, and portfolio companies thereof). Where Blackstone believes appropriate, data from one Data Holder will be aggregated or pooled with data from other Data Holders. Any revenues arising from such aggregated or pooled data sets would be allocated between applicable Data Holders on a fair and reasonable basis as determined by Blackstone Credit & Insurance in its sole discretion, with Blackstone Credit & Insurance able to make corrective allocations should it determine subsequently that such corrections were necessary or advisable. If Blackstone enters into data services arrangements with portfolio companies and receives compensation from such portfolio companies for such data services, the Fund will indirectly bear its share of such compensation based on its pro rata ownership of such portfolio companies which would be in addition to any annual flat fee paid as part of Fund Expenses for data science-related services. Blackstone is expected to receive compensation for such data services, which is expected to include a percentage of the revenues generated through any licensing or sale arrangements with respect to the relevant data, as well as fees, royalties and cost and expense reimbursement (including start-up costs and allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses)). Additionally, Blackstone is expected to share and distribute the products from such data services within Blackstone or its affiliates (including Other Clients or their portfolio companies) at no charge and, in such cases, the Data Holders will not receive any financial or other benefit from having provided such data to Blackstone. The potential receipt of such compensation by Blackstone creates incentives for Blackstone to cause the Fund to invest in portfolio companies with a significant amount of data that it might not otherwise have invested in or on terms less favorable than it otherwise would have sought to obtain.

Subject to applicable law and the conditions of the Fund’s co-investment exemptive relief, certain personnel of Blackstone-affiliated service providers may receive a management promote, an incentive fee and other performance-based compensation in respect of investments. Furthermore, subject to applicable law, Blackstone-affiliated service providers can be expected to charge costs and expenses based on allocable overhead associated with non-investment personnel working on relevant matters (including salaries, benefits and other similar expenses).

By acquiring an interest in the Fund, each shareholder will be deemed to have acknowledged and consented to the existence or resolution of any such conflicts related to Blackstone affiliate service providers and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest to the fullest extent permitted by law; provided that such consent waiver shall not be construed as a waiver of the shareholder’s rights under federal securities laws or a consent to a violation of federal securities laws.

Blackstone and Blackstone Credit & Insurance Strategic Relationships & Multi-Fund Arrangements. Blackstone and Blackstone Credit & Insurance have entered, and it can be expected that Blackstone and Blackstone Credit & Insurance in the future will enter, into both (i) strategic relationships with investors (and/or one or more of their affiliates) that involve an overall relationship with Blackstone or Blackstone Credit & Insurance (which will afford such investor special rights and benefits) that could (but is not required to) incorporate one or more strategies (including, but not limited to, a different sector and/or geographical focus within the same or a different Blackstone business unit) in addition to the Fund’s strategy and (ii) arrangements that involve an agreement or understanding to make an investment in or a capital commitment to (as applicable) the Fund and one or more Other Clients, as applicable (which can include a subscription or capital commitment, as applicable, already made recently to another Other Client) (any such overall relationship and/or multi-fund arrangement in the foregoing (i) and (ii), a “Strategic Relationship”), with terms and conditions applicable solely to such investor and its investment in multiple Blackstone or Blackstone Credit & Insurance strategies that would not apply to any other investor’s investment in the Fund. Shareholders will not receive a copy of any agreement memorializing such a Strategic Relationship program (even if in the form of a side letter) or receive any other disclosure or reporting of the terms of or existence of any Strategic Relationship and will be unable to elect in the “most-favored-nations” election process (if any) any rights or benefits afforded through a Strategic Relationship (and, for the avoidance of doubt, it is not expected that the terms of, existence of or other information about any Strategic Relationship will be shared with the shareholders about any Strategic Relationship). Specific examples of such additional rights and benefits have included and can be expected to include, among others, specialized reporting, discounts or reductions on and/or reimbursements or rebates of management fees or carried interest (as applicable), secondment of personnel from the investor to Blackstone or Blackstone Credit & Insurance (or vice versa), rights to participate in the investment review and evaluation process, as well as priority rights or targeted amounts for co-investments alongside Blackstone Credit & Insurance or Blackstone funds (including, without limitation, preferential or favorable allocation of co-investment and preferential terms and conditions related to co-investment or other participation in Blackstone or Blackstone Credit & Insurance Clients (including in respect of any carried interest (as applicable) and/or management fees to be charged with respect thereto, preferential opportunities to provide financing, as well as any additional discounts, reductions, reimbursements or rebates with respect thereto or other penalties that may result if certain target co-investment allocations or other conditions under such arrangements are not achieved)). Any co-investment that is part of a Strategic Relationship could include co-investment in investments made by the Fund. A Strategic Relationship may also involve Blackstone or its affiliate contributing cash or other assets to support certain return targets with respect to an investment in one or more Other Clients through a Strategic Relationship, which investment returns may also be subject to additional incentive or other fees payable to Blackstone if satisfied in accordance with the terms of the Strategic Relationship program. Blackstone, including its personnel (including Blackstone Credit & Insurance personnel), reserves the right to receive compensation from Strategic Relationships and could be incentivized to allocate investment opportunities away from the Fund to or source investment opportunities for Strategic Relationships. Strategic Relationships will in certain circumstances, result in fewer investment and/or co-investment opportunities (or reduced or no allocations) being made available to shareholders, subject to the 1940 Act.

Buying and Selling Investments or Assets from Certain Related Parties. The Fund and its portfolio companies may purchase investments or assets from or sell investments or assets to shareholders, other portfolio companies of the Fund, portfolio companies of Other Clients or their respective related parties. Such purchases and sales could occur on a programmatic basis. Purchases and sales of investments or assets between the Fund or its portfolio companies, on the one hand, and shareholders, other portfolio companies of the Fund, portfolio companies of Other Clients or their respective related parties, on the other hand, are not, unless required by applicable law, subject to the approval of the Board or any shareholder. These transactions involve conflicts of interest, as the Firm may receive fees and other benefits, directly or indirectly, from or otherwise have interests in both parties to the transaction, including different financial incentives Blackstone could have with respect to the parties to the transaction. For example, there can be no assurance that any investment or asset sold by the Fund to a shareholder, other portfolio companies of the Fund, portfolio company of Other Clients or any of their respective related parties will not be valued or allocated a sale price that is lower than might otherwise have been the case if such asset were sold to a third party rather than to a shareholder, portfolio company of Other Clients or any of their respective related parties. The Firm can, but will not be required to, solicit third-party bids or obtain a third-party valuation prior to causing the Fund or any of its portfolio companies to purchase or sell any asset or investment from or to a shareholder, other portfolio companies of the Fund, portfolio company of Other Clients or any of their respective related parties as provided above.

The Fund may sell or purchase an interest to or from a counterparty (such as another sponsor’s fund), while the same counterparty acquires or sells an interest in a portfolio company of an Other Client or Blackstone. While these transactions may be separate or non-contingent, due to the simultaneous or closely related timing of these transactions, there may be actual or perceived conflicts of interest in connection with such transactions due to Blackstone’s duties to the Fund on one hand, and such Other Client or Blackstone participating in the related transaction on the other, for example with respect to ensuring each transaction is separately in the best interests of the applicable Other Client and the Fund and that the valuations are fair and reasonable to each respective fund, among other things. To mitigate such conflicts, Blackstone could, for example, negotiate each such transaction independently and ensure there is not a cross-conditioned closing of the two transactions, to ensure that the terms of each such transaction stand on their own.

Other Firm Businesses, Activities and Relationships. As part of its regular business, Blackstone provides a broad range of investment banking, advisory and other services. In addition, the Firm reserves the right to provide services in the future beyond those currently provided. Shareholders will not receive any benefit from any fees relating to such services.

In the regular course of its capital markets, investment banking, real estate advisory and other businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to other transactions that are suitable for the Fund. In such a case, a Blackstone advisory client would typically require Blackstone to act exclusively on its behalf. Such advisory client requests have the potential to preclude all Blackstone-affiliated clients, including the Fund, from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its capital markets, investment banking, advisory, real estate and other businesses, Blackstone will from time to time determine that there are conflicts of interest or come into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of such conflicts of interest and the inability of Blackstone personnel to use such information. For example, employees of Blackstone from time to time are prohibited by law or contract from sharing information with members of the Fund’s investment team. Additionally, there are expected to be circumstances in which one or more individuals associated with Blackstone affiliates (including clients) will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading can be restricted). Where Blackstone affiliates are engaged to find buyers or financing sources for potential sellers of assets, the seller can permit the Fund to act as a participant in such transactions (as a buyer or financing partner), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price).

The Fund may invest in securities of the same issuers as Other Clients, other investment vehicles, accounts and clients of the Firm and the Adviser. To the extent that the Fund holds interests that are different (or more senior or junior) than those held by such Other Clients, Blackstone Credit & Insurance may be presented with decisions involving circumstances where the interests of such Other Clients are in conflict with those of the Fund. Furthermore, it is possible the Fund’s interest could be subordinated or otherwise adversely affected by virtue of such Other Clients’ involvement and actions relating to its investment.

In addition, the 1940 Act limits the Fund’s ability to undertake certain transactions with its affiliates that are registered under the 1940 Act or regulated as BDCs under the 1940 Act. As a result of these restrictions, the Fund could be prohibited from executing “joint” transactions with such affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations have the potential to limit the scope of investment opportunities that would otherwise be available to the Fund.

Blackstone has received an exemptive order that permits the fund and other Regulated Funds to, among other things, co-invest with certain other persons, including other Regulated Funds, certain affiliates of Blackstone, Blackstone and certain funds managed and controlled by Blackstone and its affiliates, subject to certain terms and conditions. In addition, other present and future activities of the Firm and its affiliates (including Blackstone Credit & Insurance and the Adviser) will from time to time give rise to additional conflicts of interest relating to the Firm and its investment activities. In the event that any such conflict of interest arises, the Adviser will attempt to resolve such conflicts in a fair and equitable manner. Investors should be aware that, subject to applicable law, conflicts will not necessarily be resolved in favor of the Fund’s interests.

Transactions with Clients of Blackstone Insurance. Blackstone Insurance is the business segment of Blackstone Credit & Insurance that provides investment advisory services to insurers, including among others, (i) Fidelity & Guaranty Life Insurance Company and certain of its affiliates (“FGL”), (ii) Everlake Life Insurance Company and certain of its affiliates (“Everlake”), (iii) certain subsidiaries of Corebridge Financial, Inc. (“Corebridge”) and (iv) certain subsidiaries of Resolution Life Group Holdings Ltd. (“Resolution Life”). Certain of the insurers for which Blackstone Insurance provides services are, or may be in the future, owned, directly or indirectly, by Blackstone, the Fund, or Other Clients, in whole or in part. Actual or potential conflicts of interest will likely arise in relation to the funds, vehicles or accounts Blackstone Insurance advises or sub-advises, including accounts where an insurer (including, without limitation, each of FGL, Everlake, Corebridge and Resolution Life) participates in investments directly and there is no separate vehicle controlled by Blackstone (for the purposes of this paragraph only, collectively, “Blackstone Insurance Clients,” and each Blackstone Insurance Client is an Other Client for purposes other than this paragraph). Blackstone Insurance Clients, including clients with whom Blackstone Credit & Insurance has an advisory relationship, have invested and are expected to continue investing in Other Clients and/or the Fund. Certain Blackstone Insurance Clients have investment objectives that overlap with those of the Fund (and Blackstone Credit & Insurance, or a business segment thereof, has entered into sub-management agreements with Blackstone Insurance to manage (for a fee, which such fees may be shared with Blackstone Insurance) the assets of certain such Blackstone Insurance Clients with respect to investments that overlap in part with the Fund’s investment directive) or its portfolio companies and such Blackstone Insurance Clients may invest, as permitted by applicable law and the Fund’s co-investment exemptive relief, alongside (or in lieu of) the Fund or such portfolio companies in certain investments, which will reduce the investment opportunities otherwise available to the Fund or such portfolio companies. Blackstone Insurance Clients will also engage in a variety of activities, including participating in transactions related to the Fund and/or its portfolio companies (e.g., as originators, co-originators, counterparties or otherwise). Other transactions in which Blackstone Insurance Clients will participate include, without limitation, investments in debt or other securities issued by portfolio companies or other forms of financing to portfolio companies (including special purpose vehicles established by the Fund or such portfolio companies). When investing alongside the Fund or its portfolio companies or in other transactions related to the Fund or its portfolio companies, Blackstone Insurance Clients may not invest or divest at the same time or on the same terms as the Fund or the applicable portfolio companies or at a different time or on different terms to the extent permitted by applicable law and the Fund’s co-investment exemptive relief. Certain Blackstone Insurance Clients are permitted to acquire investments and portfolio companies directly or indirectly from the Fund, as permitted by applicable law and the Fund’s co-investment exemptive relief. In circumstances where Blackstone Credit & Insurance determines in good faith that the conflict of interest is mitigated in whole or in part through various measures that Blackstone, Blackstone Credit & Insurance or the Adviser implement, the Adviser may determine to proceed with the applicable transaction (subject to oversight by the Board and the applicable law to which the Fund is subject). In order to seek to mitigate any potential conflicts of interest with respect to such transactions (or other transactions involving Blackstone Insurance Clients), Blackstone reserves the right, in its sole discretion, to involve independent members of the board of a portfolio company or a third-party stakeholder in the transaction to negotiate price and terms on behalf of the Blackstone Insurance Clients or otherwise cause the Blackstone Insurance Clients to “follow the vote” thereof, and/or cause an independent client representative or other third party to approve the investment or otherwise represent the interests of one or more of the parties to the transaction. In addition, Blackstone or the Adviser may limit the percentage interest of the Blackstone Insurance Clients participating in such transaction, or obtain appropriate price quotes or other benchmarks, or, alternatively, a third-party price opinion or other document to support the reasonableness of the price and terms of the transaction. Blackstone Insurance is also expected to require the applicable Blackstone Insurance Clients participating in a transaction to consent thereto (including in circumstances where the Adviser does not seek the consent of the Board). There can be no assurance that any such measures or other measures that may be implemented by Blackstone will be effective at mitigating any actual or potential conflicts of interest. Moreover, under certain circumstances (e.g., where a Blackstone Insurance Client participates in a transaction directly (and not through a vehicle controlled by Blackstone) and independently consents to participating in a transaction), a Blackstone Insurance Client (or any other Blackstone Client participating via a similar arrangement) will not be an “Affiliate” as defined under the 1940 Act.

Allocation of Portfolios. The Firm will, in certain circumstances, have an opportunity to acquire a portfolio or pool of assets, securities and instruments that it determines should be divided and allocated among the Fund and Other Clients. Such allocations generally would be based on the Firm’s assessment of the expected returns and risk profile of each of the assets. For example, some of the assets in a pool will have an opportunistic return profile, while others will have a return profile not appropriate for the Fund. Also, a pool can contain both debt and equity instruments that the Firm determines should be allocated to different funds. In all of these situations, the combined purchase price paid to a seller would be allocated among the multiple assets, securities and instruments in the pool and therefore among the Fund and Other Clients acquiring any of the assets, securities and instruments, although the Firm could, in certain circumstances, allocate value to the Fund and such Other Clients on a different basis than the contractual purchase price. Similarly, there will likely be circumstances in which the Fund and Other Clients will sell assets in a single or related transactions to a buyer. In some cases, a counterparty will require an allocation of value in the purchase or sale contract, though the Firm could determine such allocation of value is not accurate and should not be relied upon. The Firm will generally rely upon internal analysis consistent with its valuation policies and procedures to determine the ultimate allocation of value, though it could also obtain third-party valuation reports. Regardless of the methodology for allocating value, the Firm will have conflicting duties to the Fund and Other Clients when they buy or sell assets together in a portfolio, including as a result of different financial incentives the Firm has with respect to different vehicles, most clearly when the fees and compensation, including performance-based compensation, earned from the different vehicles differ. There can be no assurance that an investment of the Fund will not be valued or allocated a purchase price that is higher or lower than it might otherwise have been allocated if such investment were acquired or sold independently rather than as a component of a portfolio shared with Other Clients.

Insurance-Related Companies. We will invest in or wholly own insurance-related companies (including newly formed entities) that enter into reinsurance arrangements with third-party insurance companies (a “Cedant”) that are not affiliated with the Fund (as such term is defined in Section 2(a)(3) of the 1940 Act) but have assets managed by Blackstone Credit & Insurance. In such cases, these reinsurance arrangements will result in Blackstone Credit & Insurance (either directly or through sub-manager arrangements with the Cedant) managing an account held by the Cedant whose assets support reinsurance obligations entered into by our insurance-related portfolio entity (the “Reinsurance Account”); provided that our insurance-related portfolio entity would not indirectly bear the fees related to any reinsurance arrangement with assets managed by Blackstone Credit & Insurance, unless the Cedant that our insurance-related portfolio entity is reinsuring selected Blackstone Credit & Insurance as manager independently after considering third-party alternatives. In these circumstances, in addition to having the potential to independently select Blackstone Credit & Insurance as manager, the Cedant would also be expected to have significant rights and ability to determine the investment strategy of the Reinsurance Account, including underlying asset classes, investment products and investment opportunities to which such Reinsurance Account is allocated. The economic return to our insurance-related portfolio entity of such reinsurance arrangements would be reduced by the cost of any management fee or asset management-related expenses or costs, paid or otherwise borne by the Cedant, even if such fees, expenses or costs are paid to Blackstone Credit & Insurance (because such expenses would not offset the Fund’s management fee). The fees paid to Blackstone Credit & Insurance by the Cedant may exceed fees paid to Blackstone Credit & Insurance by the Fund with respect to the Fund’s investment in any insurance-related portfolio entity. Blackstone Credit & Insurance will also manage or sub-manage the general account or other accounts (including other insurance- or reinsurance-related accounts distinct from the Reinsurance Account) of certain of these third-party insurance companies and by entering into the reinsurance arrangement with our insurance-related portfolio entity, the Cedant would be anticipated to have more capacity to sell additional insurance products and thus obtain additional capital or assets, which can increase the assets managed by Blackstone Credit & Insurance on behalf of the Cedant. As a result of the foregoing, Blackstone Credit & Insurance will be incentivized to participate in and pursue more insurance-related transactions due to the prospect of earning such fees. Subject to compliance with the 1940 Act and applicable guidance, any insurance-related portfolio entity is expected to also engage affiliates to provide non-investment management services from time to time consistent with applicable law. See “—Portfolio Company Service Providers and Vendors.”

Subdivision of Debt Obligations. Blackstone Credit & Insurance, acting in respect of the Fund and Other Clients, is permitted, from time to time, to subdivide a debt obligation (including in connection with originating such debt obligation) into two or more tranches (which may be structured as loans, notes or other instruments), each of which could have different terms from the original obligation with respect to interest and principal repayment, seniority, subordination, default remedies, rights to collateral and/or other matters. The owner of the original obligation, which could have been acquired directly from a borrower in a negotiated transaction or in the secondary market, can retain an interest in one or more tranches and elect to dispose of any such interests, including in related-party transactions between the Fund and Other Clients. The subdivision or “tranching” of debt obligations typically will be undertaken when Blackstone Credit & Insurance determines that it can achieve competitive advantages or other benefits. For example, a borrower would be expected to favor a lender that is prepared to negotiate a single, consolidated credit arrangement, instead of having to negotiate senior and subordinated loans and/or secured and unsecured loans with multiple lenders. Tranching can also facilitate access to debt obligations or other securities having specific features that suit the differing risk and return and other parameters (including rating or asset eligibility requirements) of the Fund or Other Clients on a more customized basis than is available in the market at the particular time. Participation by Blackstone Credit & Insurance in these tranching activities, including as a creator of tranches, will give rise to a variety of potential conflicts of interest between and among the Fund and Other Clients. For example, Blackstone Credit & Insurance may determine to tranche a debt obligation into senior and subordinated instruments, notwithstanding that the Client and/or Other Clients may not be permitted to invest in subordinated instruments (which, if rated, may be rated below investment grade). Blackstone Credit & Insurance may then determine to offer such subordinated instruments to Other Clients or co-investors (including third parties), notwithstanding that such debt obligation may have been eligible for investment by the Clients and/or Other Clients if it had not been subdivided. While Blackstone Credit & Insurance will make tranching decisions in good faith based on the characteristics of particular investments, there can be no assurance that Blackstone Credit & Insurance will subdivide investments in any particular manner that would permit the Fund to invest in such investments. The same considerations and potential conflicts of interest will apply to the extent Blackstone Credit & Insurance, in coordination with the borrower, structures originated investments into different instruments.

Other Affiliate Transactions and Investments in Different Levels of Capital Structure. The Fund and the Other Clients may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities or loans, or in special purpose vehicles formed by issuers (and in certain circumstances Blackstone Credit & Insurance may be unaware of such Other Client’s investment or the size of the Other Client’s investments, as a result of information walls or otherwise), subject to the limitations of the 1940 Act. In addition, subject to applicable law, from time to time the Fund could hold an investment in a different layer of the capital structure than an investor or another party with which Blackstone has a material relationship, in which case Blackstone will have an incentive to cause the Fund or the portfolio company to offer more favorable terms to such parties (including, for instance, financing arrangements). Certain such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities or loans that are expected to be held by such entities. To the extent the Fund holds securities or loans that are different (including with respect to their relative seniority, such as lien priority, payment priority, maturity and structural seniority) than those held by an Other Client, the Adviser and its affiliates will be presented with decisions when the interests of the funds are in conflict. For example, conflicts could arise where the Fund lends funds to a portfolio company while an Other Client invests in equity securities of such portfolio company. In this circumstance, for example, if such portfolio company were to go into bankruptcy, become insolvent or otherwise be unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities or loans as to what actions the portfolio company should take. In addition, purchases or sales of securities or loans for the account of the Fund (particularly marketable securities) will be bunched or aggregated with orders for Other Clients, including other funds. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices could be averaged, which has the potential to be disadvantageous to the Fund. In addition, subject to applicable law, the Fund could invest in loans to a portfolio company where the collateral includes limited partner interests in Other Clients, including Blackstone-managed pooled investment vehicles. In such cases, Blackstone Credit & Insurance and its affiliates would be presented with conflicts in determining whether to foreclose on loans secured by such interests and Blackstone Credit & Insurance and its affiliates would be presented with conflicts in managing such interests in the event of a foreclosure. If Blackstone Credit & Insurance were to become owners of such interests upon foreclosure, the Fund may be disadvantaged by limitations on Blackstone Credit & Insurance’s ability as manager to take certain actions with respect to Blackstone-affiliated interests, including an inability to exercise voting rights. Similarly, if the Fund originates senior debt financing collateralized by certain cash generating assets that are contributed by an Other Client or a portfolio company controlled by an Other Client and held in a bankruptcy remote special purpose vehicle (a “Structured Financing”), conflicts may arise where an Other Client holds different interests in such portfolio company or relating to the Structured Financing. Furthermore, though not expected, the terms or pricing of the Fund’s investment in a Structured Financing portfolio company could be less favorable than would be the case if such Other Client did not hold an interest in such portfolio company. Further conflicts could arise after the Fund and Other Clients have made their respective initial investments. For example, if additional financing is necessary as a result of financial or other difficulties, it is not always in the best interests of the Fund to provide such additional financing. If the Other Clients were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired. Any applicable, co-investment exemptive order issued by the SEC may restrict the Fund’s ability to participate in follow-on financings where it does not hold the same investments as Other Clients or affiliates. Blackstone Credit & Insurance may in its sole discretion take steps to reduce the potential for adversity between the Fund and the Other Clients, including causing the Fund and/or such Other Clients to take certain actions that, in the absence of such conflict, it would not take. Such conflicts will be more difficult if the Fund and Other Clients hold significant or controlling interests in competing or different tranches of a portfolio company’s capital structure. Equity holders and debt holders have different (and often competing) motives, incentives, liquidity goals and other interests with respect to a portfolio company. In addition, there could be circumstances where Blackstone Credit & Insurance agrees to implement certain procedures to ameliorate conflicts of interest that involve a forbearance of rights relating to the Fund or Other Clients, such as where Blackstone Credit & Insurance is expected to cause the Fund or Other Clients to decline to exercise certain control-and/or foreclosure-related rights with respect to a portfolio company.

Further, the Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates (including portfolio companies of Other Clients) without the prior approval of a majority of the independent members of the Board and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the outstanding voting securities may be an affiliate of the Fund for purposes of the 1940 Act and generally the Fund will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Board. However, the Fund may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Adviser between the Fund’s interests and the interests of such affiliate, in that the ability of the Adviser to recommend actions in the Fund’s best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of the Board and, in some cases, the SEC.

In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that any conflict will be resolved in favor of the Fund, and each shareholder acknowledges and agrees that in some cases, subject to applicable law, a decision by Blackstone Credit & Insurance to take any particular action could have the effect of benefiting an Other Client and therefore may not have been in the best interests of, and may be adverse to, the Fund. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the Other Clients participating in the same or similar transactions. The shareholders will not receive any benefit from fees paid to any affiliate of the Adviser in respect of any Other Client’s investment in a portfolio company.

With respect to debt securities acquired or sold in a secondary transaction or syndication between the Fund, Other Clients, Blackstone Credit & Insurance, or Blackstone and a third-party in particular (following the issuance or origination of any financing or refinancing), Blackstone Credit & Insurance and/or such Other Clients could determine that no mitigation of any potential conflicts of interest with respect to such acquisition or sale is required. Further, the Fund and such Other Client, Blackstone, or Blackstone Credit & Insurance may exit their holdings in such portfolio company at different times, on different terms or otherwise on a non-pro rata basis if permitted by applicable law, including for example, the Fund acquiring (if permitted by applicable law) debt securities held by such Other Client, Blackstone, or Blackstone Credit & Insurance in such portfolio company (which could be at par or at a discount) as a part of a control acquisition or debt buyback or otherwise. Blackstone or Blackstone Credit & Insurance is expected to reach different conclusions for each such vehicle on the determination of whether, when and at what price to sell such securities based on the different termination dates, investment limitations and/or investment objectives of the Fund and such Other Clients (including in light of the perpetual nature of certain Other Clients),Blackstone Credit & Insurance or Blackstone or for other reasons, and this could result in Other Clients, Blackstone Credit & Insurance or Blackstone exiting its interests in a portfolio company earlier or at a higher price than the Fund (or vice versa). Such investments and transactions will give rise to potential or actual conflicts of interest. There can be no assurance that any conflict will be resolved in favor of the Fund.

Furthermore, where the Fund participates in investments alongside Other Clients of Blackstone and its affiliates, the Fund and such investments also will be subject to Blackstone’s and its affiliates’ policies and procedures designed to mitigate conflicts of interest. Such policies are designed to ameliorate conflicts, but may have a detrimental effect on the ability of Blackstone Credit & Insurance to exercise certain rights or take certain actions with respect to an investment that may be detrimental to the Fund (and such policies may differ from the conflicts policies of Blackstone Credit & Insurance in a manner that is detrimental to the Fund). For example, in order to mitigate certain conflicts of interest, Blackstone, Blackstone Credit & Insurance or the Fund, may: be recused from participating in any decisions relating or with respect to such investment; rely upon a third party to make the decisions regarding the investment; implement certain procedures or restrictions with respect to the investment, including, without limitation, maintaining a non-controlling interest in any such investment and agreeing to a forbearance of rights; rely on the presence of third-party investors in such transaction to validate the overall terms and/or pricing; agree to limit or cap its ability to vote or otherwise be recused from participating in any decisions relating or with respect to such investment; or limit the applicable portion of such investment (including particular tranches or instruments) that the Fund and Other Clients are permitted to acquire (although Blackstone is under no obligation to limit the participation of the Fund and Other Clients to any particular percentage and is expected to hold significant (and in certain cases majority) interests in certain issuers (or specific tranches)).

To the extent the Fund is required or otherwise determines to “follow the vote” of other similarly situated third parties (if any) in voting and governance matters where conflicts of interest exist, Blackstone Credit & Insurance will have a limited ability to separately protect the Fund’s investment and will be dependent upon such third parties’ actions. Such third parties may not be as capable as Blackstone Credit & Insurance and may have other conflicts arising from their other relationships that could impact their decisions. For example, Blackstone Credit & Insurance could play a role in selecting or recommending to borrowers such third-party lenders (and could have other relationships with such lenders, including such lenders being investors in Other Clients) and therefore such lenders could be incentivized to make decisions taking into account the interest of Blackstone and its affiliates, as a whole, and/or such Other Clients, and such third-party lenders will not be obligated to take into account the Fund and Other Clients’ interests (beyond taking into account their own interests as lenders). In addition, the Fund may forego its consent rights as a lender, in which case the other lenders, borrowers or the servicer may exercise the consent rights. Despite these, and any of the other actions described herein that Blackstone may take to mitigate conflicts, Blackstone may be required to take action when it will have conflicting loyalties between its duties to the Fund and Other Clients, which may adversely impact the Fund.

When Blackstone Credit & Insurance is required or determines to vote related to an amendment, waiver or modification with respect to an investment of the Fund, Blackstone Credit & Insurance generally expects to act in manner intended to represent the collective interests of the Fund and Other Clients participating in such investment and otherwise in accordance with its policies and procedures. However, in certain cases, Blackstone Credit & Insurance and its affiliates have agreed, and are expected in the future to agree, to provide the Fund and/or Other Clients with consultation and/or consent rights on certain voting matters, including in connection with any such amendment, waiver or modification, in which case the Fund and/or such Other Client will be entitled to exercise its consultation rights or direct its vote in any matter reflecting its own interests (and the Fund or such Other Client may also be subject to potential conflicts of interest in such determination). Such determination will not necessarily be reflective of the collective interests of the Fund and Other Clients as a whole.

Related Financing Counterparties. The Fund may invest in companies or other entities in which Other Clients make an investment in a different part of the capital structure (and vice versa) subject to the requirements of the 1940 Act and the Fund’s co-investment exemptive order. The Adviser requests in the ordinary course proposals from lenders and other sources to provide financing to the Fund and its portfolio companies. Blackstone Credit & Insurance takes into account various facts and circumstances it deems relevant in selecting financing sources, including whether a potential lender has expressed an interest in evaluating debt financing opportunities, whether a potential lender has a history of participating in debt financing opportunities generally and with the Firm in particular, the size of the potential lender’s loan amount, the timing of the relevant cash requirement, the availability of other sources of financing, the creditworthiness of the lender, whether the potential lender has demonstrated a long-term or continuing commitment to the success of Blackstone, Blackstone Credit & Insurance and their funds, and such other factors that Blackstone and Blackstone Credit & Insurance deem relevant under the circumstances. The cost of debt alone is not determinative.

It is possible that shareholders, Other Clients, their portfolio companies, co-investors and other parties with material relationships with the Firm, such as shareholders of and lenders to the Firm and lenders to Other Clients and their portfolio companies (as well as Blackstone itself), could provide additional financing to portfolio companies of the Fund, subject to the requirements of the 1940 Act. The Firm could have incentives to cause the Fund and its portfolio companies to accept less favorable financing terms from a shareholder, Other Clients, their portfolio companies, Blackstone, and other parties with material relationships with the Firm than it would from a third party. If the Fund occupies a different, and in particular, a more senior, position in the capital structure than a shareholder, Other Client, their portfolio companies and other parties with material relationships with Blackstone, Blackstone could have an incentive to cause the Fund or portfolio company to offer financing terms that are more favorable to such parties. In the case of a related party financing between the Fund or its portfolio companies, on the one hand, and Blackstone or Other Clients’ portfolio companies, on the other hand, to the extent permitted by the 1940 Act, the Adviser could, but is not obligated to, rely on a third-party agent to confirm the terms offered by the counterparty are consistent with market terms, or the Adviser could instead rely on its own internal analysis, which the Adviser believes is often superior to third-party analysis given the Firm’s scale in the market. If however any of the Firm, the Fund, an Other Client or any of their portfolio companies delegates to a third party, such as another member of a financing syndicate or a joint venture partner, the negotiation of the terms of the financing, the transaction will be assumed to be conducted on an arms-length basis, even though the participation of the Firm related vehicle impacts the market terms. For example, in the case of a loan extended to the Fund or a portfolio company by a financing syndicate in which an Other Client has agreed to participate on terms negotiated by a third-party participant in the syndicate, it might have been necessary to offer better terms to the financing provider to fully subscribe the syndicate if the Other Client had not participated. It is also possible that the frequent participation of Other Clients in such syndicates could dampen interest among other potential financing providers, thereby lowering demand to participate in the syndicate and increasing the financing costs to the Fund. The Adviser does not believe either of these effects is significant, but no assurance can be given to shareholders that these effects will not be significant in any circumstance. Unless required by applicable law, the Adviser will not seek any consent or approvals from shareholders or the Board in the case of any of these conflicts.

The Firm could cause actions adverse to the Fund to be taken for the benefit of Other Clients that have made an investment more senior in the capital structure of a portfolio company than the Fund (e.g., provide financing to a portfolio company, the equity of which is owned by the Fund) and, vice versa, actions may be taken for the benefit of the Fund and its portfolio companies that are adverse to Other Clients. The Firm could seek to implement procedures to mitigate conflicts of interest in these situations such as (i) a forbearance of rights, including some or all non-economic rights, by the Fund or relevant Other Client (or their respective portfolio companies, as the case may be) by, for example, agreeing to follow the vote of a third party in the same tranche of the capital structure, or otherwise deciding to recuse itself with respect to both normal course ongoing matters (such as consent rights with respect to loan modifications in intercreditor agreements) and also decisions on defaults, foreclosures, workouts, restructurings and other similar matters, (ii) causing the Fund or relevant Other Client (or their respective portfolio companies, as the case may be) to hold only a non-controlling interest in any such portfolio company, (iii) retaining a third-party loan servicer, administrative agent or other agent to make decisions on behalf of the Fund or relevant Other Client (or their respective portfolio companies, as the case may be), or (iv) create groups of personnel within the Firm separated by information barriers (which may be temporary and limited purpose in nature), each of which would advise one of the clients that has a conflicting position with other clients. As an example, to the extent an Other Client holds an interest in a loan or security that is different (including with respect to relative seniority) than those held by the Fund or its portfolio companies, the Firm can decline to exercise, or delegate to a third party, certain control, foreclosure and other similar governance rights of the Other Client. In these cases, the Firm would generally act on behalf of one of its clients, though the other client would generally retain certain control rights, such as the right to consent to certain actions taken by the trustee or administrative or other agent of the investment, including a release, waiver, forgiveness or reduction of any claim for principal or interest; extension of maturity date or due date of any payment of any principal or interest; release or substitution of any material collateral; release, waiver, termination or modification of any material provision of any guaranty or indemnity; subordination of any lien; and release, waiver or permission with respect to any covenants. The efficacy of following the vote of third-party creditors will be limited in circumstances where the Fund or Other Client acquires all or substantially all of a relevant instrument, tranche or class of securities.

In connection with negotiating loans and bank financings in respect of Blackstone Credit & Insurance-sponsored transactions, Blackstone Credit & Insurance will generally obtain the right to participate (for its own account or an Other Client) in a portion of the financings with respect to such Blackstone Credit & Insurance-sponsored transactions on the same terms negotiated by third parties with the Firm or other terms the Adviser determine to be consistent with the market. Although the Firm could rely on third parties to verify market terms, the Firm may nonetheless have influence on such third parties. No assurance can be given that negotiating with a third party, or verification of market terms by a third party, will ensure that the Fund and its portfolio companies receive market terms.

In addition, it is anticipated that in a bankruptcy proceeding the Fund’s interests will likely be subordinated or otherwise adverse to the interests of Other Clients with ownership positions that are more senior to those of the Fund. For example, an Other Client that has provided debt financing to an investment of the Fund will be permitted to take actions for its benefit, particularly if the Fund’s investment is in financial distress, which adversely impact the value of the Fund’s subordinated interests.

Although Other Clients can be expected to provide financing to the Fund and its portfolio companies subject to the requirements of the 1940 Act, there can be no assurance that any Other Client will indeed provide any such financing with respect to any particular investment. Participation by Other Clients in some but not all financings of the Fund and its portfolio companies has the potential to adversely impact the ability of the Fund and its portfolio companies to obtain financing from third parties when Other Clients do not participate, as it could serve as a negative signal to market participants.

Any financing provided by a shareholder or an affiliate to the Fund or a portfolio company is not an investment in the Fund.

The respective investment programs of the Fund and the Other Clients may or may not be substantially similar. Blackstone Credit & Insurance and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. While Blackstone Credit & Insurance will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by Blackstone Credit & Insurance and Blackstone in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by the Adviser in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Clients. In any event, it is the policy of Blackstone Credit & Insurance to allocate investment opportunities and sale opportunities on a basis deemed by Blackstone Credit & Insurance, in its sole discretion, to be fair and equitable over time.

Conflicting Fiduciary Duties to Debt Funds. Other Clients include funds and accounts that make investments in senior secured loans, distressed debt, subordinated debt, high-yield securities, commercial mortgage-backed securities and other debt instruments. As discussed above, it is expected that these Other Clients or investors therein will be offered the opportunity, subject to applicable law, to provide financing with respect to investments made by the Fund and its portfolio companies. The Firm owes a fiduciary duty and/or other obligations to these Other Clients as well as to the Fund and will encounter conflicts in the exercise of these duties and/or obligations. For example, if an Other Client purchases high-yield securities or other debt instruments of a portfolio company of the Fund, or otherwise occupies a senior (or other different) position in the capital structure of an investment relative to the Fund, the Firm will encounter conflicts in providing advice to the Fund and to these Other Clients with regard to appropriate terms of such high-yield securities or other instruments, the enforcement of covenants, the terms of recapitalizations and the resolution of workouts or bankruptcies, among other matters. For example, in a bankruptcy proceeding, in circumstances where the Fund holds an equity investment in a portfolio company, the holders of such portfolio company’s debt instruments (which can include one or more Other Clients) could take actions for their benefit (particularly in circumstances where such portfolio company faces financial difficulties or distress) that subordinate or adversely impact the value of the Fund’s investment in such portfolio company. More commonly, the Fund could hold an investment that is senior in the capital structure, such as a debt instrument, to an Other Client. Although measures described in “Related Financing Counterparties” above can mitigate these conflicts, they cannot completely eliminate them. These conflicts related to fiduciary duties to such Other Clients will not necessarily be resolved in favor of the Fund, and investors will not always be entitled to receive notice or disclosure of the occurrence of these conflicts.

Similarly, certain Other Clients can be expected to invest in securities of publicly traded companies that are actual or potential investments of the Fund or its portfolio companies. The trading activities of those vehicles can differ from or be inconsistent with activities that are undertaken for the account of the Fund or its portfolio companies in any such securities or related securities. In addition, the Fund could not pursue an investment in a portfolio company otherwise within the investment mandate of the Fund as a result of such trading activities by Other Clients.

Arrangements with Non-U.S. Feeder Funds. Our Common Shares may be sold to feeder vehicles that are not affiliated persons (as that term is used in Section 2(a)(3) of the 1940 Act) of the Fund, primarily owned by non-U.S. persons, and created to hold our Common Shares (each, a “Non-U.S. Feeder Fund”). It is expected that one or more Non-U.S. Feeder Funds will offer their interests and/or pay distributions in a currency other than the U.S. dollar and seek to hedge currency risk, as our Common Shares are offered and receive distributions in U.S. dollars. In the future, we may provide a loan or revolving or other line of credit or similar financial support (a “facility”) to a Non-U.S. Feeder Fund in order to support such Non-U.S. Feeder Fund’s currency hedging activities and related financial obligations, which may take the form of a credit facility drawable in certain circumstances to repay a third-party credit facility provided to the Non-U.S. Feeder Fund or amounts owed by the Non-U.S. Feeder Fund to currency hedging counterparties, service providers or other third parties relating to its currency hedging activities. A facility may take other forms, including a guarantee or other obligation to fund capital upon the occurrence of certain events. Under any such arrangements, we may be required to, among other things, comply with certain financial and other covenants. We expect to receive compensation from the Non-U.S. Feeder Fund, which may be based on a fixed or variable interest rate. A facility may not have scheduled amortization payments. Additionally, a Non-U.S. Feeder Fund would be expected to pledge its assets to us in connection with such an arrangement, which would include pledging our Common Shares. To the extent such a facility is extended to the Non-U.S. Feeder Fund, repayment of such facility extended by a third party or by us may be subordinated to (i) distributions by the Non-U.S. Feeder Fund to its investors in the form of dividends or other income, (ii) satisfaction of repurchase or redemption requests by investors in the Non-U.S. Feeder Fund, (iii) satisfaction of amounts owed to one or more hedging counterparties of the Non-U.S. Feeder Fund and/or (iv) satisfaction of amounts owed under a third-party credit facility provided to, or to other financial obligations of, the Non-U.S. Feeder Fund. In addition, if the facility we provide is on an unsecured basis, or if on a secured basis and there are other secured claims senior to ours, such secured creditors would generally control the liquidation of collateral and the Non-U.S. Feeder Fund’s obligation to repay us will rank junior in priority to that of such secured creditors. It is anticipated that a Non-U.S. Feeder Fund will invest all or substantially all of its investable assets in our Common Shares. As a result, a Non-U.S. Feeder Fund (i) will have limited sources of cash to repay any facility extended by a third party or by us, and repayment of any such facility would generally come from proceeds from repurchase requests by the Non-U.S. Feeder Fund of our Common Shares pursuant to the share repurchase program, even though other sources of repayment may be available, and (ii) may not be able to repay any such facility prior to maturity or at all. In the event that a Non-U.S. Feeder Fund fails to meet its obligations to us under a facility and we exercise contractual remedies, it could result in ownership of our Common Shares transferring from the Non-U.S. Feeder Fund to us outside of the share repurchase program, which would be more likely to occur in periods of financial stress. This could also occur during periods when we are prorating pursuant to the share repurchase program. As a result, our Common Shares held by the Non-U.S. Feeder Fund may be repurchased by us in full or at a greater rate than our repurchases of Common Shares from shareholders redeeming under the share repurchase program. Furthermore, we may be required to fund the facility during a period when we are prorating pursuant to the share repurchase program. In addition, the Adviser, or an affiliate, may provide assistance to the Non-U.S. Feeder Fund with respect to its currency hedging activities without compensation. In connection with any such assistance, the Non-U.S. Feeder Fund may decide to enter into hedge positions that could have a greater risk of loss and result in an increased use of the facility. We do not expect to enter into financing arrangements, including any facility, with a Non-U.S. Feeder Fund prior to existing shareholders having had the opportunity to tender their shares without proration (if any) during a 12 month period pursuant to the terms of the share repurchase program.

Other Blackstone and Blackstone Credit & Insurance Clients; Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that the Adviser, Blackstone Credit & Insurance and Blackstone provide investment management, advisory and sub-advisory services to the Fund and Other Clients.

Blackstone Credit & Insurance and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. Blackstone Credit & Insurance has adopted guidelines and policies, which can be expected to be updated from time to time, regarding allocation of investment opportunities. While Blackstone Credit & Insurance will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by Blackstone Credit & Insurance and Blackstone in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by the Adviser in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Clients.

Blackstone Credit & Insurance provides investment management services to Other Blackstone Credit & Insurance Clients. In addition, Blackstone provides investment management services to Blackstone Clients. Blackstone and Blackstone Credit & Insurance will share appropriate investment opportunities (and sale opportunities) (including, without limitation, secondary market transactions and certain syndicated primary issuance transactions (which generally will not be originated investments)) with Other Clients and the Fund in accordance with Blackstone or Blackstone Credit & Insurance allocation policies, as applicable, which generally provide for allocating targeted investment acquisitions pro rata based on “Available Capital” (as defined below) and targeted investment sales based on the aggregate positions held by the Fund and the applicable Other Clients, in each case taking into account the applicable factors listed below under “—Allocation Methodology Considerations.” “Available Capital” includes and takes into account (a) capital already deployed, (b) imminent net subscriptions for open ended vehicles, (c) commitments (including commitments likely to close within a reasonable time of allocation), (d) available or anticipated leverage and/or (e) target deployment amounts over a specified time period (e.g., annual target deployment). “Available Capital” may take into account capital to be recycled (the requirements for what is “recyclable” may vary by the Fund and Other Clients per their governing documents). Blackstone and Blackstone Credit & Insurance assess whether investment opportunities are appropriate for Other Clients, including where such opportunities are within the investment strategies, mandates, guidelines, limitations, restrictions, terms and objectives of Other Clients, on a basis that Blackstone or Blackstone Credit & Insurance, as applicable, believe in good faith to be fair and reasonable. As part of this process, the adviser to each Regulated Fund (as defined below) within a Blackstone business unit considering an investment opportunity must take into account such Regulated Fund’s then-current core investment objective and strategy (as adopted by the adviser to each Regulated Fund and approved by the directors of each Regulated Fund participating in co-investment transactions, the “Core Mandate”) and affirmatively consider all deals within the Core Mandate for the Regulated Fund. “Regulated Funds” are Other Clients that are closed-end management investment companies that have elected to be regulated as a BDC or are registered under the 1940 Act and who intend to rely on the exemptive order.

To the extent an opportunity is shared with one or more Other Clients, Blackstone Credit & Insurance expects that such Other Clients generally will invest on substantially the same economic terms available to the Fund (including sharing of transaction fees and expenses) and generally will exit investments at the same time and on substantially the same economic terms as the Fund, and on a pro rata basis with the Fund subject to legal, tax, regulatory, accounting or applicable considerations (including the terms of the governing agreements of, or portfolio management considerations applicable to, the Fund or such Other Clients); provided that the Fund may syndicate a portion of an investment where Other Clients do not also syndicate a portion of the investment or vice versa. (See also “—Transactions with Clients of Blackstone Insurance”). To the extent the Fund invests in affiliated registered funds and/or business development companies, such registered funds and/or business development companies will follow their own allocation policy, which may differ from Blackstone Credit & Insurance’s policy and include different or additional allocation factors to those factors set out below.

Allocation Methodology Considerations. Notwithstanding the foregoing, Blackstone, Blackstone Credit & Insurance and their affiliates may also consider the following factors in making any allocation determinations, and such factors may result in a different allocation of investment and/or sale opportunities: (i) the risk-return and target return profile of the proposed investment relative to the Fund’s and the Other Clients’ current risk profiles; (ii) the Fund’s and/or the Other Clients’ investment strategies, mandates, guidelines, limitations, restrictions, terms and objectives (including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings), focus (including investment focus on a classification attributable to an investment, such as maturity), parameters and investor preferences of the Fund and the Other Clients (including, without limitation, with respect to Other Clients that expect to invest in or alongside other funds or across asset classes based on expected return (such as certain managed accounts or other investment vehicles (whether now in existence or which may be established in the future)) with similar investment strategies and objectives); (iii) diversification and concentration considerations in the Fund’s or the Other Clients’ portfolios (including the potential for the proposed investment to create an industry, sector, geography, region, location, market or issuer imbalance in the Fund’s and Other Clients’ portfolios, as applicable) and taking into account any existing non-pro rata investment positions in the portfolio of the Fund and Other Clients and the pipeline of potential investment opportunities that may be available for investment by the Fund and Other Clients, as reasonably determined by Blackstone Credit & Insurance and in accordance with the co-investment exemptive order; (iv) liquidity considerations of the Fund and the relevant Other Clients (a) during a ramp up (which includes the period prior to or after the initial closing of an Other Client during which Blackstone may deploy funds already invested or committed (or that Blackstone anticipates will be invested or committed) and can continue for a period during an Other Client’s fundraising and/or acceptance of future subscriptions as deemed appropriate by the Firm, including to protect against zero or de minimis allocations or in anticipation of future subscriptions), (b) the availability of warehouse vehicles or arrangements for the benefit of current Other Clients or potential future Other Clients, including both Blackstone-controlled and third-party warehouse arrangements or (c) wind-down of one or more of the Fund or such Other Clients, proximity to the end of the Fund’s or Other Clients’ specified term, investment period or holding period, any redemption/withdrawal requests, anticipated future contributions and available cash or capital; (v) legal, tax, accounting and other considerations or consequences; (vi) regulatory or contractual provisions, obligations, terms, limitations, restrictions or consequences related to the Fund or Other Clients (including, without limitation, requirements under the 1940 Act and any related rules, orders, guidance or other authority applicable to the Fund or Other Clients); (vii) avoiding a de minimis or odd lot allocation; (viii) availability and degree of leverage and any requirements or other terms of the investment, or of any existing leverage facilities; (ix) the Fund’s or Other Clients’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, location, industry or business sector; (x) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such Other Clients; (xi) the management of any actual or potential conflict of interest; (xii) with respect to investments that are made available to Blackstone, Blackstone Credit & Insurance and their affiliates by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts), the absence of such relationships which may not be available for the Fund and all Other Clients; (xiii) co-investment arrangements; (xiv) Available Capital of the Fund and such Other Clients; (xv) timing expected to be necessary to execute an investment; (xvi) sourcing of the investment; (xvii) the specific nature (including size, type, amount, liquidity, holding period, anticipated maturity and minimum investment criteria) of the investment; (xviii) expected investment return; (xix) expected cash characteristics (such as cash-on-cash yield, distribution rates or volatility of cash flows); (xx) capital expenditure required as part of the investment; (xxi) relation to existing investments in a fund, if applicable (e.g., “follow on” to existing investment, joint venture or other partner to existing investment, or same security as existing investment); (xxii) whether Blackstone, Blackstone Credit & Insurance or their affiliates believe that allocating investment opportunities to an investor will help establish, recognize, strengthen and/or cultivate relationships that may provide indirectly longer-term benefits (including strategic, sourcing or similar benefits) to the Fund, Other Clients and/or Blackstone; and (xxiii) any other considerations deemed relevant by Blackstone, Blackstone Credit & Insurance or their affiliates, as applicable. For the avoidance of doubt and notwithstanding anything herein to the contrary, an affiliate of Blackstone Credit & Insurance from time to time will be allocated for its own account a portion of certain origination opportunities that otherwise would be appropriate investment opportunities for Other Clients.

Certain Other Clients have investment discretion, including opt-in or opt-out rights for a specified period of time. Blackstone, Blackstone Credit & Insurance or their affiliates may initially allocate commitments to those Other Clients on the assumption that they will participate in an investment opportunity, subject to their election. If such Other Client subsequently elects not to participate in the investment opportunity, Blackstone, Blackstone Credit & Insurance or their affiliates may reallocate the unused portion of the investment to the Fund and Other Clients that are participating, generally on a pro rata basis based on the original allocations, provided that (i) no participating fund is allocated more than its desired hold, and (ii) Blackstone, Blackstone Credit & Insurance or their affiliates determines that the reallocation is fair and equitable and in the best interests of the participating funds.

Subject to the requirements of the 1940 Act and the Fund’s co-investment exemptive order, Blackstone, Blackstone Credit & Insurance shall not have any obligation to present any investment opportunity (or portion of any investment opportunity) to the Fund if Blackstone or Blackstone Credit & Insurance, as applicable, determine in good faith that such opportunity (or portion thereof) should not be presented to the Fund, including for any one or a combination of the reasons specified above, such as the investment not being within the Fund’s Core Mandate, or if Blackstone or Blackstone Credit & Insurance, as applicable, are otherwise restricted from presenting such investment opportunity to the Fund.

Investment Alongside Regulated Funds. In addition, Blackstone has received an exemptive order from the SEC that permits certain existing and future Regulated Funds, including the Fund, among other things, to co-invest with certain other persons, including other Regulated Funds, certain affiliates of Blackstone, Blackstone, and certain funds managed and controlled by Blackstone and its affiliates, subject to certain terms and conditions. For so long as any privately negotiated investment opportunity falls within the Core Mandate of one or more Regulated Funds, such investment opportunity shall also be offered to such Regulated Fund(s). If the aggregate targeted investment sizes of the Fund, such Other Clients and such Regulated Fund(s) that are allocated an investment opportunity exceed the amount of such investment opportunity, then the allocation of such investment opportunity to the Fund may be less than the Fund’s target investment size. This may result in allocation to the Fund in an amount less than what it would otherwise have been if such other entities did not participate in such investment opportunity. The co-investment exemptive order also restricts the ability of the Fund (or any Other Client) from investing in any privately negotiated investment opportunity alongside a Regulated Fund except at the same time and on same terms, as described in the exemptive order. As a result, the Fund risks being unable to make investments in different parts of the capital structure (e.g., equity investments, debt investments, hybrid securities, etc.) of the same issuer in which a Regulated Fund has invested or seeks to invest. Likewise, Regulated Funds and Other Clients that are not Regulated Funds risk being unable to make investments in different parts of the capital structure of the same issuer in which the Fund has invested or seeks to invest. Further, the Fund may be unable to participate in or effect certain transactions, or take certain actions in respect of certain investments, on account of applicable restrictions under the 1940 Act, related guidance from the SEC and/or the Fund’s exemptive order. For example, the Fund may be restricted from participating in certain transactions or taking certain actions in respect of portfolio companies in which certain funds managed and controlled by Blackstone, Blackstone Credit & Insurance and their respective affiliates and/or a Regulated Fund has also invested, which may include, but are not limited to:

●	declining to vote;

●	participating in a potential co-investment opportunity (as such participation may not comply with the conditions of the co-investment exemptive order); or

●	exercising rights with respect to any such investment.

The Fund may also be required to sell an investment to avoid potential violations of the 1940 Act and/or related rules thereunder or for other reasons. In such cases, the Fund’s interests in an investment may be adversely affected, including by resulting in the dilution of or decrease in the value of the Fund’s investment or in the Fund being put in a disadvantageous position with respect to the investment as compared to Other Clients, including other Regulated Funds, or with respect to Blackstone or other affiliates of Blackstone. Whether the Fund participates or declines to participate in any such action or transaction will be made by the Adviser in its sole discretion, subject to the Adviser’s fiduciary duties and applicable law, including the 1940 Act, the rules thereunder and/or the exemptive order. There is no assurance that any such determination will be resolved in favor of the Fund’s interests. The rules promulgated by the SEC under the 1940 Act, as well as any related guidance from the SEC and/or the terms of the exemptive order itself, are subject to change.

Blackstone has received an amended co-investment exemptive order (the “Amended Order”) which covers business units of Blackstone beyond Blackstone Credit & Insurance and which could impact the amount of any allocation made available to Regulated Funds and thereby affect (and potentially decrease) the allocation made available to the Fund. The Amended Order contains certain conditions less restrictive than Blackstone Credit & Insurance’s prior co-investment exemptive order, and, among other things, (i) permits Blackstone increased freedom in the allocation of investment opportunities across Other Clients, including allowing previously ineligible affiliated entities and accounts to participate in transactions alongside the Fund, (ii) allows the Fund to more readily invest in issuers in which Other Clients have an existing position and (iii) allows a significantly greater number of transactions to be effected without the approval of the Independent Trustees of the Fund.

Further, it is also possible that Blackstone could, in the future, become subject to a new exemptive order (or new provisions of the existing exemptive order), which could include restrictions, limitations and requirements affecting investment allocations that differ from or extend beyond those described above and could result in increased costs to the Fund, any Other Client and any Regulated Funds. To the extent such future exemptive orders afford Blackstone greater discretion in allocating transactions among the Fund, any Other Client and any Regulated Funds, Blackstone will retain sole discretion in making such determinations in accordance with such exemptive orders, notwithstanding any associated conflicts. Additionally, the other terms and conditions of any such new or revised exemptive orders may be more or less restrictive than the Amended Order.

Moreover, with respect to the ability of Blackstone, Blackstone Credit & Insurance and their affiliates to allocate investment opportunities, including where such opportunities are within the Core Mandate of the Fund or any other Regulated Fund and the objectives and guidelines of one or more Other Clients (which allocations are to be made on a basis that Blackstone Credit & Insurance believes in good faith to be fair and reasonable), Blackstone, Blackstone Credit & Insurance and their affiliates have established general guidelines and policies, which they can be expected to update from time to time, for determining how such allocations are to be made, which, among other things, set forth principles regarding what constitutes “debt” or “debt-like” investments, criteria for defining “control-oriented equity” or “infrastructure” investments, guidance regarding allocation for certain types of investments (e.g., distressed assets) and other matters. In addition, certain Other Clients can receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such Other Clients’ respective governing agreements. The application of those guidelines and conditions could result in the Fund or Other Clients not participating (and/or not participating to the same extent) in certain investment opportunities in which they would have otherwise participated had the related allocations been determined without regard to such guidelines and conditions and based only on the circumstances of those particular investments.

Additionally, investment opportunities sourced by Blackstone, Blackstone Credit & Insurance or their affiliates will be allocated in accordance with Blackstone’s, Blackstone Credit & Insurance’s and their affiliates’ allocation policies, as applicable, which provide that investment opportunities will be allocated in whole or in part to other business units of the Firm on a basis that (i) takes into account the investment focus of each other business unit of the Firm, with the adviser to each Regulated Fund within a business unit considering an investment opportunity taking into account such Regulated Fund’s Core Mandate and affirmatively considering all deals within the Core Mandate for the Regulated Fund; and (ii) Blackstone and Blackstone Credit & Insurance believe in good faith to be fair and reasonable. It should also be noted that investment opportunities sourced by business units of the Firm other than Blackstone Credit & Insurance will, subject to applicable law and the terms of the Fund’s co-investment exemptive relief, be allocated in accordance with such business units’ allocation policies, which will result in such investment opportunities being allocated, in whole or in part, away from Blackstone Credit & Insurance, the Fund and Other Blackstone Credit & Insurance Clients.

When Blackstone Credit & Insurance determines not to pursue some or all of an investment opportunity for the Fund that would otherwise be within the Fund’s objectives and strategies, and Blackstone or Blackstone Credit & Insurance provides the opportunity or offers the opportunity to Other Clients (or other parties, including portfolio companies), Blackstone or Blackstone Credit & Insurance, including their personnel (including Blackstone Credit & Insurance personnel), will, in certain circumstances, receive compensation from the Other Clients and/or other parties, whether or not in respect of a particular investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the Fund to Blackstone Credit & Insurance. As a result, Blackstone Credit & Insurance (including Blackstone Credit & Insurance personnel who receive such compensation) could be incentivized to allocate investment opportunities away from the Fund to or source investment opportunities for Other Clients and/or other parties. In addition, in some cases Blackstone or Blackstone Credit & Insurance can be expected to earn greater fees when Other Clients participate alongside or instead of the Fund in an investment.

Blackstone Credit & Insurance makes good faith determinations for allocation decisions based on expectations that will, in certain circumstances, prove inaccurate. Information unavailable to Blackstone Credit & Insurance, or circumstances not foreseen by Blackstone Credit & Insurance at the time of allocation, can cause an investment opportunity to yield a different return than expected. Conversely, an investment that Blackstone Credit & Insurance expects to be consistent with the Fund’s return objectives will, in certain circumstances, fail to achieve them.

The Adviser is permitted, but will be under no obligation to, provide co-investment opportunities relating to investments made by the Fund to fund shareholders, Other Clients, and investors in such Other Clients, subject to the Fund’s exemptive relief and the 1940 Act. Such co-investment opportunities may be offered to such parties in the Adviser’s discretion subject to the Fund’s exemptive relief. From time to time, Blackstone Credit & Insurance may form one or more funds or accounts to co-invest in transactions with the Fund (or transactions alongside any of the Fund and one or more Other Clients). Furthermore, for the avoidance of doubt, to the extent that the Fund has received its target amount in respect of an investment opportunity, any remaining portion of such investment opportunity initially allocated to the Fund may be allocated to Other Clients or to co-investors in Blackstone or Blackstone Credit & Insurance’s discretion, as applicable.

Orders may be combined for the Fund and other participating Other Clients, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that Blackstone Credit & Insurance or its affiliates consider equitable.

Additionally, it can be expected that the Firm will, from time to time, enter into arrangements or strategic relationships with third parties, including other asset managers, financial firms or other businesses or companies, that, among other things, provide for referral, sourcing or sharing of investment opportunities. Blackstone or Blackstone Credit & Insurance may pay management fees and performance-based compensation in connection with such arrangements. Blackstone or Blackstone Credit & Insurance may also provide for or receive reimbursement of certain expenses incurred or received in connection with these arrangements, including diligence expenses and general overhead, administrative, deal sourcing and related corporate expenses. The amount of these rebates may relate to allocations of co-investment opportunities and increase if certain co-investment allocations are not made. While it is possible that the Fund will, along with the Firm itself, benefit from the existence of those arrangements and/or relationships, it is also possible that investment opportunities that would otherwise be presented to or made by the Fund would instead be referred (in whole or in part) to such third party, or, as indicated above, to other third parties, either as a contractual obligation or otherwise, resulting in fewer opportunities (or reduced allocations) being made available to the Fund and/or shareholders. This means that co-investment opportunities that are sourced by the Fund may be allocated to investors that are not shareholders. For example, a firm with which the Firm has entered into a strategic relationship may be afforded with “first-call” rights on a particular category of investment opportunities, although there is not expected to be substantial overlap in the investment strategies and/or objectives between the Fund and any such firm.

Underlying Investment Companies or BDCs. We may invest in investment companies or BDCs managed by affiliates of the Adviser, which could result in conflicts of interest. For example, the Adviser and its affiliates may be incentivized to cause us to invest in such investment companies or BDCs to help achieve economies of scale for such vehicles. In addition, the Adviser and its affiliates may be conflicted when determining whether and in what manner to submit repurchase requests to such underlying investment companies or BDCs, including in order to avoid repurchase requests exceeding the amount offered. As a result, we may end up deploying more of our assets into such vehicles than we would otherwise have done absent such conflicts.

Certain Investments Inside the Fund’s Mandate that are not Pursued by the Fund. Under certain circumstances, Blackstone or Blackstone Credit & Insurance can be expected to determine not to pursue some or all of an investment opportunity within the Fund’s Core Mandate, including without limitation, as a result of business, reputational or other reasons applicable to the Fund, Other Clients, their respective portfolio companies or Blackstone. In addition, Blackstone Credit & Insurance will, in certain circumstances, determine that the Fund should not pursue some or all of an investment opportunity, including, by way of example and without limitation, because the Fund has already invested sufficient capital in the investment, sector, industry, geographic region or markets in question, as determined by Blackstone Credit & Insurance in its good faith discretion, or the investment is not appropriate for the Fund for other reasons as determined by Blackstone Credit & Insurance in its good faith reasonable sole discretion. In any such case Blackstone or Blackstone Credit & Insurance could, thereafter, offer such opportunity to other parties, including Other Clients or portfolio companies or limited partners or shareholders of the Fund or Other Clients, joint venture partners, related parties or third parties. Any such Other Clients could be advised by a different Blackstone or Blackstone Credit & Insurance business group with a different investment committee, which could determine an investment opportunity to be more attractive than Blackstone Credit & Insurance believes to be the case. In any event, there can be no assurance that Blackstone Credit & Insurance’s assessment will prove correct or that the performance of any investments actually pursued by the Fund will be comparable to any investment opportunities that are not pursued by the Fund. Blackstone and Blackstone Credit & Insurance, including their personnel, are permitted to receive compensation from any such party that makes the investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the Fund to Blackstone Credit & Insurance. In some cases, Blackstone or Blackstone Credit & Insurance earns greater fees when Other Clients participate alongside or instead of the Fund in an investment.

Cross Transactions. Situations can arise where certain assets held by the Fund are transferred to Other Clients and vice versa. Such transactions will be conducted in accordance with, and subject to, the Adviser’s contractual obligations to the Fund and applicable law, including the 1940 Act.

Co-Investment. The Fund will co-invest with its shareholders, limited partners and/or shareholders of the Other Clients, the Firm’s affiliates and other parties with whom Blackstone Credit & Insurance has a material relationship. The allocation of co-investment opportunities is entirely and solely in the discretion of Blackstone Credit & Insurance, subject to applicable law. In addition to participation by consultants in specific transactions or investment opportunities, consultants and/or other Firm employees may be permitted to participate in the Firm’s side-by-side co-investment rights. Co-investors with such rights generally do not provide for an advisory fee or carried interest payable by participants therein and their participation generally results in the Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side. Furthermore, Other Clients will be permitted (or have a preferred right) to participate in the Firm’s side-by-side co-investment rights.

In certain circumstances, Blackstone Credit & Insurance will determine that a co-investment opportunity should be offered to one or more third parties (including, without limitation, one or more third-party investment funds or investment accounts for which Blackstone may provide administrative, valuation or similar non-advisory services and/or receive transaction or other fees with respect to investments) (such investors, “Co-Investors”), including investors in one or more Other Clients, and will maintain sole discretion with respect to which Co-Investors are offered any such opportunity. We are not restricted from engaging in transactions with Other Clients that are not affiliated persons within the meaning of the 1940 Act. It is expected that many investors who will, in certain circumstances, have expressed an interest in co-investment opportunities will not be offered or allocated any co-investment opportunities or will, in certain circumstances, receive a smaller amount of co-investment opportunities than the amount requested. Any co-investments offered by Blackstone Credit & Insurance will be on such terms and conditions (including with respect to advisory fees, performance-based compensation and related arrangements and/or other fees applicable to co-investors) as Blackstone Credit & Insurance determines to be appropriate in its sole discretion on a case-by-case basis, which may differ amongst co-investors with respect to the same co-investment. In addition, the performance of Other Clients co-investing with the Fund is not considered for purposes of calculating the incentive fee payable by the Fund to the Adviser. Furthermore, the Fund and co-investors will often have different investment objectives and limitations, such as return objectives and maximum hold period. Blackstone Credit & Insurance, as a result, will have conflicting incentives in making decisions with respect to such opportunities. Even if the Fund and any such parties invest in the same securities on similar terms, conflicts of interest will still arise as a result of differing investment profiles of the investors, among other items, and there is no guarantee that decisions will be made in a manner that prioritizes the interests of the Fund over those of such other parties.

a.	General Co-Investment Considerations. There are expected to be circumstances where an amount that would otherwise have been invested by the Fund is instead allocated to co-investors (who could be shareholders of the Fund or limited partners of Other Clients) or supplemental capital vehicles, and there is no guarantee that any shareholders will be offered any particular co-investment opportunity. Each co-investment opportunity (should any exist) is likely to be different, and allocation of each such opportunity will depend on the facts and circumstances specific to that unique situation (e.g., timing, industry, size, geography, asset class, projected holding period, exit strategy and counterparty). Different situations will require that the various facts and circumstances of each opportunity be weighted differently, as Blackstone Credit & Insurance deems relevant to such opportunity. Such factors are likely to include, among others, whether a co-investor adds strategic value, industry expertise or other similar synergies; whether a potential co-investor has expressed an interest in evaluating co-investment opportunities; whether a potential co-investor has an overall strategic relationship with the Firm; whether a potential co-investor has demonstrated a long-term and/or continuing commitment to the potential success of Blackstone, Blackstone Credit & Insurance, the Fund, Other Clients or other co-investments (including whether a potential co-investor will help establish, recognize, strengthen and/or cultivate relationships that can provide indirectly longer-term benefits to the Fund or Other Clients and their respective underlying portfolio companies, or whether the potential co-investor has significant capital under management by the Firm or intends to increase such amount); the ability of a potential co-investor to commit to a co-investment opportunity within the required timeframe of the particular transaction; Blackstone Credit & Insurance’s assessment of a potential co-investor’s ability to invest an amount of capital that fits the needs of the investment (taking into account the amount of capital needed as well as the maximum number of investors that can realistically participate in the transaction); whether the co-investor is considered “strategic” to the investment because it is able to offer the Fund certain benefits, including but not limited to, the ability to help consummate the investment, the ability to aid in operating or monitoring the portfolio company or the possession of certain expertise; the transparency, speed and predictability of the potential co-investor’s investment process; whether the Firm has previously expressed a general intention to seek to offer co-investment opportunities to such potential co-investor; whether a potential co-investor has the financial and operational resources and other relevant wherewithal to evaluate and participate in a co-investment opportunity; the familiarity the Firm has with the personnel and professionals of the investor in working together in investment contexts (which may include such potential co-investor’s history of investment in other Firm co-investment opportunities); the extent to which a potential co-investor has committed to an Other Client; the size of such potential co-investor’s interest to be held in the underlying portfolio company as a result of the Fund’s investment (which is likely to be based on the size of the potential co-investor’s capital commitment or investment in the Fund); the extent to which a potential co-investor has been provided a greater amount of co-investment opportunities relative to others; the ability of a potential co-investor to invest in potential add-on acquisitions for the portfolio company or participate in defensive investments; the likelihood that the potential co-investor would require governance rights that would complicate or jeopardize the transaction (or, alternatively, whether the investor would be willing to defer to the Firm and assume a more passive role in governing the portfolio company); any interests a potential co-investor might have in any competitors of the underlying portfolio company; the tax profile of the potential co-investor and the tax characteristics of the investment (including whether the potential co-investor would require particular structuring implementation or covenants that would not otherwise be required but for its participation or whether such co-investor’s participation is beneficial to the overall structuring of the investment); whether a potential co-investor’s participation in the transaction would subject the Fund and/or the portfolio company to additional regulatory requirements, review and/or scrutiny, including any necessary governmental approvals required to consummate the investment; the potential co-investor’s interaction with the potential management team of the portfolio company; whether the potential co-investor has any existing positions in the portfolio company (whether in the same security in which the Fund is investing or otherwise); whether there is any evidence to suggest that there is a heightened risk with respect to the potential co-investor maintaining confidentiality; whether the potential co-investor has demonstrated a long-term and/or continuing commitment to the potential success of the Fund, other affiliated funds and/or other co-investments, including the size of such commitment; whether the potential co-investor has any known investment policies and restrictions, guideline limitations or investment objectives that are relevant to the transaction, including the need for distributions; whether the expected holding period and risk-return profile of the investment is consistent with the stated goals of the investor and the expected underwriting of the investment; whether a particular co-investment party has provided value in the sourcing, establishing relationships, participating in diligence and/or negotiations for such potential transaction or is expected to provide value to the business or operations of a portfolio company post-closing; and such other factors as Blackstone Credit & Insurance deems relevant and believes to be appropriate under the circumstances. The factors listed in the foregoing sentence are neither presented in order of importance nor weighted, except that Blackstone Credit & Insurance has historically primarily relied upon the following two factors in making the determination to offer co-investment opportunities to co-investors: (i) whether the potential co-investor has demonstrated a long-term and/or continuing commitment to the potential success of the Fund (including whether a potential co-investor will help establish, recognize, strengthen and/or cultivate relationships that can provide indirectly longer-term benefits to the Fund or Other Clients and their respective underlying portfolio companies), other affiliated funds, and/or other co-investments, including the size of any such commitment and fee revenue or profits generated for the benefit of Blackstone Credit & Insurance or Blackstone as a result thereof and (ii) the ability of a potential co-investor to process a co-investment decision within the required timeline of the particular transaction. Except as otherwise described herein, co-investors generally will not share Broken Deal Expenses (as defined below) with the Fund and Other Clients, with the result that the Fund and such Other Clients will bear all such Broken Deal Expenses, and such expenses can be significant. However, the Adviser does not intend to offer any such co-investment opportunities to shareholders in their capacity as shareholders. Blackstone Credit & Insurance may (but is not required to) establish co-investment vehicles (including dedicated or “standing” co-investment vehicles) for one or more investors (including third-party investors and investors in the Fund) in order to co-invest alongside the Fund in one or more future investments. The existence of these vehicles could reduce the opportunity for other shareholders to receive allocations of co-investment. In addition, the allocation of investments to Other Clients, including as described under “—Other Blackstone and Blackstone Credit & Insurance Clients; Allocation of Investment Opportunities” herein, may result in fewer co-investment opportunities (or reduced allocations) being made available to shareholders.

b.	Additional Potential Conflicts of Interest with respect to Co-Investment; Strategic Relationships Involving Co-Investment. In addition, the Adviser and/or its affiliates will in certain circumstances be incentivized to offer certain potential co-investors (including, by way of example, as a part of an overall strategic relationship with the Firm) opportunities to co-invest because the extent to which any such co-investor participates in (or is offered) co-investment opportunities can impact the amount of performance-based compensation and/or management fees or other fees paid by the co-investor. The amount of carried interest or expenses charged and/or management fees paid by the Fund may be less than or exceed such amounts charged or paid by co-investment vehicles pursuant to the terms of such vehicles’ partnership agreements and/or other agreements with co-investors, and such variation in the amount of fees and expenses may create an economic incentive for Blackstone or Blackstone Credit & Insurance, as applicable, to allocate a greater or lesser percentage of an investment opportunity to the Fund or such co-investment vehicles or co-investors, as the case may be. In addition, other terms of existing and future co-investment vehicles may differ materially, and in some instances may be more favorable to Blackstone or Blackstone Credit & Insurance, as applicable, than the terms of the Fund, and such different terms may create an incentive for Blackstone or Blackstone Credit & Insurance, as applicable, to manage such vehicles, which could result in the Fund receiving a lesser percentage of an investment opportunity than if such co-investment vehicles did not exist. Such relationships will from time to time give rise to conflicts of interest, and there can be no assurance that such conflicts of interest will be resolved in favor of the Fund. Accordingly, any investment opportunities that would have otherwise been offered or allocated, in whole or in part, to the Fund can be reduced and made available to co-investment vehicles. Co-investments may be offered by the Adviser on such terms and conditions as the Adviser determines in its discretion on a case-by-case basis.

Investments in Portfolio Companies Alongside Other Clients. As a closed-end fund regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside the Other Clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities.

Blackstone has received an exemptive order that permits the Fund and other Regulated Funds to, among other things, co-invest with certain other persons, including other Regulated Funds, certain affiliates of Blackstone, Blackstone and certain funds managed and controlled by Blackstone and its affiliates, subject to certain terms and conditions. Pursuant to such order, we may co-invest in a negotiated deal with certain affiliates of the Adviser and Blackstone or certain funds managed and controlled by the Adviser, Blackstone and their respective affiliates, subject to certain terms and conditions.

From time to time, the Fund will co-invest with Other Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Other Clients) or affiliates in investments that are suitable for both the Fund and such Other Clients, as permitted by applicable law (including the 1940 Act) and/or any applicable SEC-granted exemptive order. Even if the Fund and any such Other Clients invest in the same securities or loans, conflicts of interest are still expected to arise. For example, it is possible that as a result of legal, tax, regulatory, accounting, political, national security or other considerations, the terms of such investment (and divestment thereof) (including with respect to price and timing) for the Fund and such other funds and vehicles are not the same. Additionally, the Fund and such Other Clients and/or vehicles will generally have different investment periods and/or investment objectives (including return profiles) and Blackstone Credit & Insurance, as a result, could have conflicting goals with respect to the amount, price and timing of disposition opportunities. As such, subject to applicable law and any applicable exemptive order issued by the SEC, the Fund and/or such Other Clients may dispose of any such shared investment at different times on different terms and/or otherwise on a non-pro rata basis.

Firm Involvement in Financing of Third-Party Dispositions by the Fund. The Fund is permitted to dispose of all or a portion of an investment by way of accepting a third-party purchaser’s bid where the Firm or one or more Other Clients is providing financing as part of such bid or acquisition of the investment or underlying assets thereof. This generally would include the circumstance where the Firm or one or more Other Clients is making commitments to provide financing at or prior to the time such third-party purchaser commits to purchase such investments or assets from the Fund. Such involvement of the Firm or one or more Other Clients as such a provider of debt financing in connection with the potential acquisition of portfolio investments by third parties from the Fund can give rise to potential or actual conflicts of interest.

Self-Administration of the Fund. Blackstone Credit & Insurance expects to provide certain fund administration services to the Fund in lieu of or in addition to engaging or relying on a third-party administrator to perform such services. The costs for providing these services are not included in the management fee under the Investment Advisory Agreement and will be paid separately by the Fund. Blackstone Credit & Insurance also reserves the right to charge the Fund a reduced rate for these services, or to reduce or waive such charges entirely, subject to the 1940 Act. Blackstone Credit & Insurance’s ability to determine the reimbursement obligation from the Fund creates a conflict of interest. Blackstone Credit & Insurance addresses this conflict by reviewing its fund administration costs to ensure that it is comparable and fair with regard to equivalent services performed by a non-affiliated third party at a rate negotiated on an arm’s length basis. The Board periodically reviews the reimbursement obligation.

Outsourcing. Subject to applicable law and the oversight and, in certain circumstances, approval by the Board, Blackstone may outsource to third parties several of the services performed for the Fund and/or its portfolio entities, including services (such as administrative, legal, accounting, tax, diligence, modeling, ongoing monitoring, preparation of internal templates and/or memos or other related services) that may be or historically have been performed in-house by Blackstone and its personnel. For certain third-party service providers, the fees, costs and expenses of such service providers will be borne by the Fund, and in other circumstances, the fees, costs and expenses of such service providers will be borne by Blackstone. Certain third-party service providers and/or their employees will dedicate substantially all of their business time to the Fund, Other Clients and/or their respective portfolio entities, while others will have other clients. In certain cases, third-party service providers and/or their employees may spend a significant amount of time at Blackstone offices, have dedicated office space at Blackstone, receive administrative support from Blackstone personnel or participate in meetings and events for Blackstone personnel, even though they are not Blackstone employees or affiliates. This creates a conflict of interest because Blackstone will have an incentive to outsource services to third parties due to a number of factors, including because retaining third parties will reduce Blackstone’s internal overhead and compensation costs for employees who would otherwise perform such services in-house.

The involvement of third-party service providers may present a number of risks due to, among other factors, Blackstone’s reduced control over the functions that are outsourced. There can be no assurances that Blackstone will be able to identify, prevent or mitigate the risks of engaging third-party service providers. The Fund may suffer adverse consequences from actions, errors or failures to act by such third parties, and will have obligations, including indemnity obligations, and limited recourse against them. Outsourcing may not occur uniformly for all Blackstone managed vehicles and accounts and the expenses borne by such vehicles and accounts will vary. Accordingly, certain costs may be incurred by (or allocated to) the Fund through the use of third-party service providers that are not incurred by (or allocated to) Other Clients.

Material, Non-Public Information. Blackstone Credit & Insurance will come into possession of confidential information with respect to an issuer and other actual or prospective portfolio companies. Blackstone Credit & Insurance can be restricted from buying, originating or selling securities, loans, or derivatives on behalf of the Fund until such time as the information becomes public or is no longer deemed material such that it would preclude the Fund from participating in an investment. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund might not be free to act upon any such information. Therefore, the Fund will not always have access to confidential information in the possession of Blackstone Credit & Insurance that might be relevant to an investment decision to be made for the Fund. In addition, Blackstone Credit & Insurance, in an effort to avoid buying or selling restrictions on behalf of the Fund or Other Clients, can choose to forego an opportunity to receive (or elect not to receive) information that other market participants or counterparties, including those with the same positions in the issuer as the Fund, are eligible to receive or have received, even if possession of such information would otherwise be advantageous to the Fund.

Break-up and Other Similar Fees. Break-up or topping fees with respect to the Fund’s investments can be paid to Blackstone Credit & Insurance. Alternatively, the Fund could receive the break-up or topping fees directly. Break-up or topping fees paid to Blackstone Credit & Insurance or the Fund in connection with a transaction could be allocated, or not, to Other Clients or co-investment vehicles that invest (or are expected to invest) alongside the Fund, as determined by Blackstone Credit & Insurance to be appropriate in the circumstances. Generally, Blackstone Credit & Insurance would not allocate break-up or topping fees with respect to a potential investment to the Fund, an Other Client or co-investment vehicle unless such person would also share in Broken Deal Expenses (as defined below) related to the potential investment. With respect to fees received by Blackstone Credit & Insurance relating to the Fund’s investments or from unconsummated transactions, shareholders will not receive the benefit of any fees relating to the Fund’s investments (including, without limitation, as described above). In the case of fees for services as a director of a portfolio company, the management fee will not be reduced to the extent any Firm personnel continues to serve as a director after the Fund has exited (or is in the process of exiting) the applicable portfolio company and/or following the termination of such employee’s employment with the Firm. For the avoidance of doubt, although the financial advisory and restructuring business of Blackstone has been spun out, to the extent any investment banking fees, consulting (including management consulting) fees, syndication fees, capital markets syndication and advisory fees (including underwriting fees (including, without limitation, evaluation regarding value creation opportunities and sustainability risk mitigation)), origination fees, servicing fees, healthcare consulting / brokerage fees, fees relating to group purchasing, financial advisory fees and similar fees for arranging acquisitions and other major financial restructurings, loan servicing and/or other types of insurance fees, operations fees, financing fees, fees for asset services, title insurance fees, and other similar fees and annual retainers (whether in cash or in-kind) are received by Blackstone, such fees will not be required to be shared with the Fund or the shareholders and will not reduce the management fee payable by the Fund.

Broken Deal Expenses. Any expenses that may be incurred by the Fund for actual investments as described herein may also be incurred by the Fund with respect to broken deals (i.e., investments that are not consummated) (“Broken Deal Expenses”). While Blackstone Credit & Insurance expects to generally allocate broken deal expenses pro rata among Clients and/or Other Clients that were expected to participate in the transaction, unless required by law or regulation, Blackstone Credit & Insurance is not required to and, in most circumstances, will not seek reimbursement of Broken Deal Expenses (i.e., expenses incurred in pursuit of an investment that is not consummated) from third parties, including counterparties to the potential transaction or potential co-investors. Examples of such Broken Deal Expenses include, but are not limited to, reverse termination fees, extraordinary expenses such as litigation costs and judgments, meal, travel and entertainment expenses incurred, deposits or down payments which are forfeited in connection with unconsummated transactions, costs from onboarding (i.e., KYC) investment entities with a financial institution, commitment fees that become payable in connection with a proposed investment, consulting fees and expenses (including all expenses incurred in connection with any tax audit or investigation settlement), printing and publishing expenses, costs of negotiating co-investment documentation (including non-disclosure agreements with counterparties), and legal, accounting, tax and other due diligence and pursuit costs and expenses including, for the avoidance of doubt, any consultant expenses and including in certain circumstances, broken deal expenses associated with services (including transaction support services such as identifying potential investments) provided by portfolio companies, which may include expenses incurred prior to the commencement of the Fund’s investment activities. Any such Broken Deal Expenses could, in the sole discretion of Blackstone Credit & Insurance, be allocated solely to the Fund and not to Other Clients or co-investment vehicles that could have made the investment, even when the Other Client or co-investment vehicle commonly invests alongside the Fund in its investments or the Firm or Other Clients in their investments. In such cases, the Fund’s shares of expenses would increase. The Adviser expects that until a potential investment of the Fund is formally allocated to an Other Client (it being understood that final allocation decisions are typically made shortly prior to closing an investment), the Fund is expected to bear the broken deal expenses for such investment, which may result in substantial amounts of broken deal expenses. In the event Broken Deal Expenses are allocated to an Other Client or a co-investment vehicle, Blackstone Credit & Insurance or the Fund will, in certain circumstances, advance such fees and expenses without charging interest until paid by the Other Client or co-investment vehicle, as applicable.

Other Firm Business Activities. The Firm, Other Clients, their portfolio companies, and personnel and related parties of the foregoing will receive fees and compensation, including performance-based and other incentive fees, for products and services provided to the Fund and its portfolio companies, such as fees for asset management (including, without limitation, management fees and carried interest/incentive arrangements), development and property management; portfolio operations support (such as those provided by Blackstone’s Portfolio Operations Group); arranging, underwriting (including without limitation, evaluation regarding value creation opportunities and sustainability risk mitigation); syndication or refinancing of a loan or investment (or other additional fees, including acquisition fees, loan modification or restructuring fees); servicing; loan servicing; special servicing; administrative services; advisory services on purchase or sale of an asset or company; investment banking and capital markets services; placement agent services; fund administration; internal legal and tax planning services; information technology products and services; insurance procurement; brokerage; solutions and risk management services; data extraction and management products and services; fees for monitoring and oversight of loans or title insurance provided to portfolio companies or third parties; and other products and services. For example, the Firm or Other Clients may, directly or indirectly through a portfolio entity, from time to time acquire loans or other assets for the purpose of syndicating some or all the assets to the Fund and/or Other Clients, and may receive syndication or other fees in connection therewith. In addition, following an exit of the Fund’s investment in a portfolio company, Other Clients can continue to hold interests (debt and/or equity) in such portfolio company, and Blackstone can begin to earn fees or continue to earn fees from such portfolio company for providing services to such portfolio company, including, but not limited to, capital markets advice, group purchasing and health care brokerage, insurance and other similar services, which in each case will not offset or reduce the management fee applicable to the Fund. Conflicts of interest are expected to arise as a result. Such parties will also provide products and services for fees to the Firm, Other Clients and their portfolio companies, and their personnel and related parties, as well as third parties. Through its innovations group, Blackstone incubates (or otherwise invests in) businesses that are expected to provide goods and services to the Fund (subject to the requirements of the 1940 Act and applicable guidance) and Other Clients and their portfolio companies, as well as other Firm-related parties and third parties. By contracting for a product or service from a business related to the Firm, the Fund and its portfolio companies would provide not only current income to the business and its stakeholders, but could also create significant enterprise value in them, which would not be shared with the Fund or shareholders and could benefit the Firm directly and indirectly. Also, the Firm, Other Clients and their portfolio companies, and their personnel and related parties may receive compensation or other benefits, such as through additional ownership interests or otherwise, directly related to the consumption of products and services by the Fund and its portfolio companies. The Fund and its portfolio companies will incur expenses in negotiating for any such fees and services, which will be treated as Fund Expenses. In addition, the Firm may receive fees associated with capital invested by co-investors relating to investments in which the Fund participates or otherwise, in connection with a joint venture in which the Fund participates (subject to the 1940 Act) or otherwise with respect to assets or other interests retained by a seller or other commercial counterparty with respect to which the Firm performs services. Finally, the Firm and its personnel and related parties will, in certain circumstances, also receive compensation in connection with origination activities, referrals and other related activities of such business, and unconsummated transactions.

The Fund will, as determined by Blackstone Credit & Insurance and as permitted by the governing fund documents, bear the cost of fund administration, compliance and accounting (including, without limitation, maintaining financial records, filing of the Fund’s tax returns, overseeing the calculation of the Fund’s net asset value (“NAV”), compliance monitoring (including diligence and oversight of the Fund’s other service providers), preparing reports to the Fund’s shareholders and reports filed with the SEC and other regulators, preparing materials and coordinating meetings of the Board, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others, providing office space, equipment and office services), in house legal, tax planning and other related services provided by Firm personnel and related parties to the Fund and its portfolio companies, including the allocation of their compensation and related overhead otherwise payable by the Firm, or pay for their services at market rates, as discussed above in “—Self-Administration of the Fund.” Such allocations or charges can be based on any of the following methodologies: (i) requiring personnel to periodically record or allocate their historical time spent with respect to the Fund or the Firm approximating the proportion of certain personnel’s time spent with respect to the Fund, and in each case allocating their compensation (including, without limitation, salary, bonus and benefits) and allocable overhead based on time spent, or charging their time spent at market rates, (ii) the assessment of an overall dollar amount (based on a fixed fee or percentage of assets under management) that the Firm believes represents a fair recoupment of expenses and a market rate for such services or (iii) any other similar methodology determined by the Firm to be appropriate under the circumstances. Certain Firm personnel will provide services to few, or only one, of the Fund and Other Clients, in which case the Firm could rely upon rough approximations of time spent by the employee for purposes of allocating the salary and overhead of the person if the market rate for services is clearly higher than allocable salary and overhead. However, any methodology (including the choice thereof) involves inherent conflicts and may result in incurrence of greater expenses by the Fund and its portfolio companies than would be the case if such services were provided by third parties.

Blackstone Credit & Insurance, Other Clients and their portfolio companies, and their affiliates, personnel and related parties could continue to receive fees, including performance-based or incentive fees, for the services described in the preceding paragraphs with respect to investments sold by the Fund or a portfolio company to a third-party buyer after the sale is consummated. Such post-disposition involvement will give rise to potential or actual conflicts of interest, particularly in the sale process. Moreover, Blackstone Credit & Insurance, Other Clients and their portfolio companies, and their affiliates, personnel and related parties could acquire a stake in the relevant asset as part of the overall service relationship, at the time of the sale or thereafter.

Blackstone Credit & Insurance does not have any obligation to ensure that fees for products and services contracted by the Fund or its portfolio companies are at market rates unless the counterparty is considered an affiliate of the Firm and given the breadth of the Firm’s investments and activities Blackstone Credit & Insurance may not be aware of every commercial arrangement between the Fund and its portfolio companies, on the one hand, and the Firm, Other Clients and their portfolio companies, and personnel and related parties of the foregoing, on the other hand.

Except as set forth above, the Fund and shareholders will not receive the benefit (e.g., through a reduction to the management fee or otherwise) of any fees or other compensation or benefit received by Blackstone Credit & Insurance, its affiliates or their personnel and related parties. (See also “—Service Providers, Vendors and Other Counterparties Generally” and “—Other Firm Business Activities”).

Securities and Lending Activities. Blackstone, its affiliates and their related parties and personnel will from time to time participate in underwriting or lending syndicates with respect to current or potential portfolio companies, or will otherwise act as arrangers of financing, including with respect to the public offering and/or private placement of debt or equity securities issued by, or loan proceeds borrowed by the Fund and its portfolio companies, or otherwise in arranging financing (including loans) for such portfolio companies or advise on such transactions. Such underwritings or engagements can be on a firm commitment basis or can be on an uncommitted “best efforts” basis, and the underwriting or financing parties are under no duty to provide any commitment unless specifically set forth in the relevant contract. Blackstone may also provide placement or other similar services to purchasers or sellers of securities, including loans or instruments issued by portfolio companies. There could also be circumstances in which the Fund commits to purchase any portion of such issuance from the portfolio company that a Blackstone broker-dealer intends to syndicate to third parties. As a result thereof, subject to the limitations of the 1940 Act, Blackstone may be permitted to receive commissions or other compensation, thereby creating a potential conflict of interest. This could include, by way of example, fees and/ or commissions for equity syndications to co-investment vehicles. In certain cases, subject to the limitations of the 1940 Act, a Blackstone broker-dealer will, from time to time, act as the managing underwriter, or a member of the underwriting syndicate or broker for the Fund or its portfolio companies, or as dealer, broker or advisor to a counterparty to the Fund or a portfolio company, and purchase securities from or sell securities to the Fund, Other Clients or portfolio companies of the Fund or Other Clients or advise on such transactions. Blackstone expects to also, on behalf of the Fund or other parties to a transaction involving the Fund or its portfolio companies, effect transactions, including transactions in the secondary markets that result in commissions or other compensation paid to Blackstone by the Fund or its portfolio companies or the counterparty to the transaction, thereby creating a potential conflict of interest. This could include, by way of example, fees and/or commissions for equity syndications to co-investment vehicles. Subject to applicable law, Blackstone expects to receive underwriting fees, discounts, placement commissions, loan modification or restructuring fees, servicing fees, capital markets advisory fees, lending arrangement fees, asset/property management fees, insurance (including title insurance) incentive fees and consulting fees, monitoring fees, commitment fees, syndication fees, origination fees, organizational fees, operational fees, loan servicing fees, and financing and divestment fees (or, in each case, rebates in lieu of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone, an Other Client or its portfolio companies are purchasing debt) or other compensation with respect to the foregoing activities, which are not required to be shared with the Fund. In addition, the management fee with respect to a shareholder generally will not be reduced by such amounts. Therefore, Blackstone will from time to time have a potential conflict of interest regarding the Fund and the other parties to those transactions to the extent it receives commissions, discounts or other compensation from such other parties. Subject to applicable law, including the conditions of the co-investment exemptive order, origination fees paid to Blackstone in connection with a transaction could be allocated, or not, to Other Clients or co-investment vehicles that invest (or are expected to invest) alongside the Fund. The Board, in its sole discretion, will approve any transactions, subject to the limitations of the 1940 Act, in which a Blackstone broker-dealer acts as an underwriter, as broker for the Fund, or as dealer, broker or advisor, on the other side of a transaction with the Fund only where the Board believes in good faith that such transactions are appropriate for the Fund and, by investing into the Common Shares in the Fund, a shareholder consents to all such transactions, along with the other transactions involving conflicts of interest described herein, to the fullest extent permitted by law; provided that such consent waiver shall not be construed as a waiver of the shareholder’s rights under federal securities laws or a consent to a violation of federal securities laws.

When Blackstone serves as underwriter with respect to securities of the Fund or its portfolio companies, the Fund and such portfolio companies could from time to time be subject to a “lock-up” period following the offering under applicable regulations during which time the Fund or portfolio company would be unable to sell any securities subject to the “lock-up.” This could prejudice the ability of the Fund and its portfolio companies to dispose of such securities at an opportune time. In addition, Blackstone Securities Partners L.P. can serve as underwriter in connection with the sale of securities by the Fund or its portfolio companies. Conflicts would be expected to arise because such engagement would result in Blackstone Securities Partners L.P. receiving selling commissions or other compensation in connection with such sale. (See also “—Portfolio Company Relationships Generally” below).

Blackstone and Blackstone Credit & Insurance employees are generally permitted to invest in alternative investment funds, real estate funds, hedge funds or other investment vehicles, including potential competitors of the Fund. The Fund will not receive any benefit from any such investments.

PJT. On October 1, 2015, Blackstone spun off its financial and strategic advisory services, restructuring and reorganization advisory services, and its Park Hill Group fund placement businesses and combined these businesses with PJT Partners Inc. (“PJT”), an independent financial advisory firm founded by Paul J. Taubman. While PJT operates independently from Blackstone and is not an affiliate thereof, it is expected that there will be substantial overlapping ownership between Blackstone and PJT for a considerable period of time going forward. Therefore, conflicts of interest will arise in connection with transactions between or involving the Fund and its portfolio companies, on the one hand, and PJT, on the other. The pre-existing relationship between Blackstone and its former personnel, the overlapping ownership and co-investment and other continuing arrangements between PJT and Blackstone can be expected to influence Blackstone Credit & Insurance to select or recommend PJT to perform services for the Fund or its portfolio companies, the cost of which will generally be borne directly or indirectly by the Fund and its shareholders. Given that PJT is no longer an affiliate of Blackstone, Blackstone and its affiliates are able to cause the Fund and portfolio companies to transact with PJT generally without restriction under the applicable governing documents, notwithstanding the relationship between Blackstone and PJT. In addition, one or more investment vehicles controlled by Blackstone could be established to facilitate participation in Blackstone’s side-by-side investment program by employees and/or partners of PJT.

Portfolio Company Relationships Generally. The Fund’s portfolio companies, including special purpose vehicles that might be formed in connection with investments, are expected to be counterparties to or participants in agreements, transactions or other arrangements with the Fund, Other Clients, and/or portfolio companies of the Fund and Other Clients or other Blackstone affiliates and/or any portfolio companies of the foregoing for the provision of goods and services, purchase and sale of assets and other matters (including information-sharing and/or consulting and employment relationships). For example, from time to time, certain portfolio companies of the Fund or Other Clients will provide or recommend goods or services to Blackstone, the Fund, Other Clients, or other portfolio companies of the Fund or Other Clients will similarly acquire or form one or more portfolio companies that will originate and sell loans or other assets to Blackstone, Other Clients and/or portfolio companies of Other Clients. As another example, it can also be expected that the management of one or more portfolio companies will consult with one another (or with one or more portfolio companies of an Other Client) in respect of seeking its expertise, industry view, or otherwise on a particular topic including but not limited to an asset and/or the purchase and /or sale thereof. Moreover, the Fund and/or an Other Client can consult with a portfolio company or a portfolio company of an Other Client as part of the investment diligence for a potential investment by the Fund or such Other Client. As a result of, or as part of such interactions or otherwise, personnel at one portfolio company will in certain cases transfer to or become employed by another portfolio company (including, for purposes of this disclosure, a portfolio company of an Other Client), the Fund, Blackstone or their respective affiliates. Further, personnel of Blackstone Credit & Insurance, Blackstone or their respective affiliates will transfer to or become employed by a portfolio company (together with personnel departing a portfolio company for employment at Blackstone, Blackstone Credit & Insurance, their affiliates or another portfolio company, “Transferring Personnel”). Any such transfer may result in payments by the entity that such personnel is going to, to the entity such personnel is departing from. Although the Firm might determine that such agreements, transactions or other arrangements are consistent with the requirements of such Other Clients’ offering and/or governing agreements, it is possible that such agreements, transactions or other arrangements might not have otherwise been entered into but for the affiliation with Blackstone Credit & Insurance and/or Blackstone. The compensation earned and subsequently paid to such personnel may include arrangements designed to make such person whole for unvested equity or carried interest attributable to such personnel’s entity of origin that was forfeited in connection with their departure therefrom. Transferring Personnel agreements, transactions and other arrangements present a conflict of interest in that they will involve the payment of fees and other amounts, some of which compensation may be paid in connection with unvested equity in Blackstone, an Other Client, or a portfolio company (which may be in the form of public stock, limited partnership interests or otherwise), none of which will result in any offset to the management fees and are not otherwise shared with the Fund, notwithstanding that some of the services provided by a portfolio company are similar in nature to the services provided by Blackstone Credit & Insurance. There can be no assurance that the terms of any such agreement, transaction or other arrangement will be as favorable to a portfolio company or the Fund as otherwise would be the case if the counterparty for the transfer were not related to Blackstone. As Transferring Personnel are expected to comprise individuals who are currently compensated by Blackstone and whose associated costs (e.g., overhead) are not directly or indirectly borne by the Fund or Other Clients, Blackstone Credit & Insurance has a conflict of interest in determining to arrange a transfer or employment arrangement for such Transferring Personnel such that their compensation and associated costs will be borne by portfolio companies of the Fund or Other Clients instead of by Blackstone, Blackstone Credit & Insurance or their respective affiliates, and to facilitate the transfer of such Transferring Personnel rather than engage in the retention or full-time hiring of third-party candidates for such roles at portfolio companies, Blackstone, Blackstone Credit & Insurance or their affiliates. These conflicts of interest will not necessarily be resolved in favor of the Fund.

Furthermore, any such transfer or change in employment by Transferring Personnel will involve employees of different levels of experience, functional expertise and seniority (including, for avoidance of doubt, senior managing directors at Blackstone and members of the management team at the portfolio company), and in certain instances is expected to be conducted on a programmatic basis involving a designated number of Transferring Personnel across one or a range of identified portfolio companies. Where Transferring Personnel are departing from a portfolio company, Blackstone, Blackstone Credit & Insurance or their affiliates, it is not expected in all instances that such entity will hire new personnel, or transfer existing personnel, to fill such Transferring Personnel’s prior role, and in certain cases the roles intended to be occupied by Transferring Personnel will be roles newly created for such Transferring Personnel. Moreover, the respective roles of the Transferring Personnel at the entities involved in such transfer could be substantially similar and involve functional responsibilities and activities (including as between Blackstone, Blackstone Credit & Insurance or their affiliates on the one hand, and portfolio companies of the Fund or an Other Client on the other hand) that do not materially differ. While in certain cases a dedicated search could be conducted by Blackstone or a portfolio company for the employment position that the Transferring Personnel will fill, a search is not required or expected to be performed in most instances.

Any such transfer will result in costs being transferred from the entity where such Transferring Personnel originated to the entity where such Transferring Personnel is going. The compensation earned and subsequently paid to such Transferring Personnel will in certain cases include arrangements designed to address Transferring Personnel’s pre-existing compensation interests, including unvested equity or carried interest attributable to such Transferring Personnel’s entity of origin (including but not limited to Blackstone, Blackstone Credit & Insurance or their affiliates) that was forfeited in connection with their departure therefrom, which is expected for certain Transferring Personnel to be material. For example, if a Blackstone employee transfers to or becomes employed by a portfolio company, such portfolio company could provide the Transferring Personnel equity of the portfolio company or other similar incentive or cash compensation to the Transferring Personnel to compensate them for the unvested equity or carried interest they are forfeiting as a result of the transfer. This will result in additional costs to the portfolio company that otherwise would have been borne by Blackstone or Blackstone Credit & Insurance. While in some cases benchmarking, verification or other analysis could be conducted in respect of the compensation package being offered to the Transferring Personnel (including any unvested equity or carried interest compensation), there is no requirement that benchmarking, verification or other analysis be conducted, and in some instances the compensation package could be above market rate and/or not verifiable.

Blackstone and/or Blackstone Credit & Insurance reserves the right to cause, or offer the opportunity to, portfolio companies to enter into agreements regarding benefits management, purchase of title and other insurance policies (which can be expected to include brokerage or placement thereof), and generally will be pooled across portfolio companies and discounted due to scale, including through sharing of deductibles and other forms of shared risk retention from a third party or an affiliate of Blackstone Credit & Insurance/or Blackstone, and other operational, administrative or management related matters from a third party or a Firm affiliate, and other similar operational initiatives that can result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company. Such agreements, transactions or other arrangements will generally be entered into without the consent or direct involvement of the Fund and/or such Other Client or the consent of the Board and/or the shareholders of the Fund or such Other Client (including, without limitation, in the case of minority and/or non-controlling investments by the Fund in such portfolio companies or the sale of assets from one portfolio company to another) and/or such Other Client. In any such case, the Fund might not be involved in the negotiation process, and there can be no assurance that the terms of any such agreement, transaction or other arrangement will be as favorable to a portfolio company or the Fund as otherwise would be the case if the counterparty were not related to the Firm.

In addition, it is possible that certain portfolio companies of Other Clients or companies in which Other Clients have an interest will compete with the Fund for one or more investment opportunities. It is also possible that certain portfolio companies of Other Clients will engage in activities that will have adverse consequences on the Fund and/or its portfolio companies. As an example of the latter, the laws and regulations of certain jurisdictions (e.g., bankruptcy, environmental, consumer protection and/or labor laws) would not recognize the segregation of assets and liabilities as between separate entities and could permit recourse against the assets of not just the entity that has incurred the liabilities, but also the other entities that are under common control with, or part of the same economic group as, such entity. In such circumstances, the assets of the Fund and/or its portfolio companies potentially will be used to satisfy the obligations or liabilities of one or more Other Clients, their portfolio companies and/or affiliates.

In addition, a portfolio company of the Fund will from time to time enter into agreements, transactions or other arrangements with another portfolio company of the Fund or one or more portfolio companies of an Other Client (including the sale of assets between such portfolio companies). This may give rise to actual or potential conflicts of interest for Blackstone Credit & Insurance, the Fund, the Other Clients and/or their respective affiliates, as such agreements, transactions or arrangements may be more favorable for one portfolio company than another, thus benefitting the Fund or Other Client at the expense of the other. Such agreements, transactions or other arrangements may be entered into without the consent or direct involvement of the Fund (including the investors therein) and/or such Other Client (or the consent of the limited partner advisory committee and/or the limited partners of such Other Client) (and may arise in particular in circumstances where the Fund and/or such Other Client has made a non-controlling investment in the underlying portfolio company). In any such case, the Fund may not be involved in the negotiation process and the terms of any such agreement, transaction or other arrangement may not be as favorable to the Fund as otherwise may be the case if the Fund were involved.

Certain portfolio companies have established or invested in, or can be expected to in the future establish or invest in, vehicles that are managed exclusively by the portfolio company (and not the Fund or the Firm or any of its affiliates) and that invest in asset classes or industry sectors (such as cyber security) that fall within the Fund’s investment strategy. Such vehicles, which would not be considered affiliates of the Firm and would not be subject to the Firm’s policies and procedures, have the potential to compete with the Fund for investment opportunities. In addition, Blackstone and its affiliates and portfolio companies will also establish other investment products, vehicles and platforms focusing on specific asset classes or industry sectors (such as reinsurance) that fall within the Fund’s investment strategy, which would possibly compete with Other Clients for investment opportunities. Such arrangements would give rise to conflicts of interest that would not necessarily be resolved in favor of the Fund. In addition, the Fund reserves the right to hold non-controlling interests in certain portfolio companies and, as a result, such portfolio companies could engage in activities outside of the Fund’s control that would have adverse consequences on the Fund and/or its other portfolio companies.

Blackstone has also entered into certain investment management arrangements whereby it provides investment management services for compensation to insurance companies including (i) FGL and certain of its affiliates, (ii) Everlake and certain of its affiliates, (iii) certain subsidiaries of Corebridge and (iv) certain subsidiaries of Resolution Life. As of the date hereof, Blackstone owns a minority equity interest in the parent company of Everlake and Blackstone Clients own the remaining equity interests in the parent company of Everlake, and Blackstone owns a minority equity interest in the parent company of Corebridge. The foregoing insurance company investment management arrangements will involve investments by such insurance company clients across a variety of asset classes (including investments that would otherwise be appropriate for the Fund). As a result, in addition to the compensation Blackstone receives for providing investment management services to insurance companies in which Blackstone or an Other Client owns an interest, in certain instances Blackstone receives additional compensation in its capacity as an indirect owner of such insurance companies and/or Other Clients. In the future Blackstone will likely enter into similar arrangements with other portfolio companies of the Fund, Other Clients or other insurance companies. Such arrangements have the potential to reduce the allocations of investments to the Fund, and Blackstone could be incentivized to allocate investments away from the Fund to such insurance company client under such investment management arrangements or other vehicles/accounts to the extent the economic arrangements related thereto are more favorable to Blackstone relative to the terms of the Fund.

Further, portfolio companies with respect to which the Firm can elect members of the board of directors or a managing member could, as a result, subject the Fund and/or such directors or managing member to fiduciary obligations to make decisions that they believe to be in the best interests of any such portfolio company. Although in most cases the interests of the Fund and any such portfolio company will be aligned, this will not always be the case. This has the potential to create conflicts of interest between the relevant director’s or managing member’s obligations to any such portfolio company and its stakeholders, on the one hand, and the interests of the Fund, on the other hand. Although Blackstone Credit & Insurance will generally seek to minimize the impact of any such conflicts, there can be no assurance they will be resolved favorably for the Fund. For instance, such positions could impair the ability of the Fund to sell the securities of an issuer in the event a director receives material non- public information by virtue of their role, which would have an adverse effect on the Fund. Furthermore, an employee of Blackstone serving as a director to a portfolio company owes a fiduciary duty and/or other obligations to the portfolio company, on the one hand, and the Fund, on the other hand, and such employee could be in a position where they must make a decision that is either not in the best interest of the Fund, or is not in the best interest of the portfolio company. Blackstone personnel serving as directors can make decisions for a portfolio company that negatively impact returns received by the Fund as an investor in the portfolio company. In addition, to the extent an employee serves as a director on the board of more than one portfolio company, such employees’ fiduciary duties among the two portfolio companies can be expected to create a conflict of interest. In general, the Adviser and Blackstone personnel will be entitled to indemnification from the Fund.

Portfolio Company Service Providers and Vendors. Subject to applicable law, the Fund, Other Clients, portfolio companies of each of the foregoing and Blackstone Credit & Insurance can be expected to engage portfolio companies of the Fund and Other Clients to provide some or all of the following services: (a) corporate support services (including, without limitation, accounts payable, accounts receivable, accounting/audit (e.g., valuation support services), account management (e.g., treasury, customer due diligence), insurance, procurement, placement, brokerage and consulting services, cash management and monitoring consolidation, accounts receivable financing, corporate secretarial and executive assistant services, domiciliation, data services, directorship services, finance/budgeting and forecasting, financing management, human resources (e.g., the onboarding and ongoing development of personnel), communication, public relations and publicity, information technology and software systems support, corporate governance and entity management (e.g., liquidation, dissolution and/or otherwise end of term services), risk management and compliance, internal compliance, know-your-client reviews and refreshes, judicial processes, legal, environmental due diligence support (e.g., review of property condition reports, energy consumption), climate accounting services, sustainability program management services, engineering services, services related to the sourcing, development and implementation of renewable energy, sustainability data collection and reporting services, capital planning services, operational coordination (i.e., coordination with joint venture partners, property managers), risk management, reporting (such as tax reporting, debt reporting or other reporting), tax and treasury, tax analysis and compliance (e.g., CIT and VAT compliance), transfer pricing and internal risk control, treasury and valuation services) and other services; (b) loan services (including, without limitation, monitoring, restructuring and work-out of performing, sub-performing and nonperforming loans, administrative services, and cash management), lender relationship management (i.e., coordinating with lender on any ongoing obligations under any relevant borrowing, indebtedness or other credit support (including any required consultation with or reporting to such lender) and whole loan servicing oversight (e.g., collateral management, due diligence and servicing oversight)); (c) management services (i.e., management by a portfolio company, Blackstone affiliate or third party (e.g., a third-party manager or operating partner) of operational services); (d) operational services (i.e., general management of day to day operations), including, without limitation, personnel, construction management (such as management of general contractors on capital projects), leasing services (such as leasing strategy, management of third-party brokers, negotiation of major leases and negotiation of leases), project management (such as management of development projects, project design and execution, vendor management, and turnkey services); (e) risk management (tax and treasury); (f) transaction support services (including, without limitation, acquisition support; customer due diligence and related onboarding; liquidation; reporting; managing relationships with brokers, banks and other potential sources of investments, identifying potential investments, coordinating with investors, assembling relevant information, conducting financial and market analyses and modelling, coordinating closing/post-closing procedures for acquisitions, dispositions and other transactions, coordinating design and development works (such as recommending and implementing design decisions); and providing diligence and negotiation support to acquire the same; coordinating with investors; assembling relevant information, conducting financial and market analysis and modeling; coordinating closing/post-closing procedures for acquisitions, dispositions and other transactions; marketing and distribution, overseeing brokers, lawyers, accountants and other advisors, working with consultants and third parties to pursue entitlements; providing in-house legal, sustainability and accounting services, assisting with due diligence, preparation of project feasibilities, site visits, transaction consulting and specification of technical analysis and review of (i) design and structural work, (ii) certifications, (iii) operations and maintenance manuals and (iv) statutory documents); (g) insurance procurement, placement, brokerage and consulting services; and (h) other services. Similarly, Blackstone Credit & Insurance, Other Clients and their portfolio companies can be expected to engage portfolio companies of the Fund to provide some or all of these services. Some of the services performed by portfolio company service providers could also be performed by Blackstone Credit & Insurance and vice versa. Fees paid by the Fund or its portfolio companies to or value created by other portfolio company service providers do not reduce the management fee payable by the Fund and are not otherwise shared with the Fund. In certain circumstances, Blackstone can be expected to play a substantial role in overseeing the personnel of portfolio company service providers that provide services to the Fund, Other Clients and/or their portfolio companies on an ongoing basis, including with respect to the selection, hiring, retention and compensation of such personnel. Such personnel or relevant portfolio company could be compensated with a salary and equity incentive plan, including a portion of profits derived from the Fund or a portfolio company or asset of the Fund, or other long term incentive plans, and the total compensation package is likely to differ from portfolio company to portfolio company, even where such portfolio companies service the same or similar pools of assets held by the Fund, Other Clients and/or Blackstone, which may influence decisions by such personnel with respect to allocation of time and/or opportunities to the assets held by the Fund and, in certain circumstances, encourage such personnel or portfolio company to focus on assets or pools of assets they view as providing superior compensation and present a potential conflict of interest. In addition, Blackstone has multiple business lines, which may result in competition with a portfolio company for high performing executive talent and presents actual and potential conflicts of interest. For example, Blackstone may “poach” a portfolio company executive, or such executive may interview with Blackstone during the applicable contractual period with respect to such person’s existing position and later be hired by Blackstone after such period. A portfolio company may want to retain such executives or other employees, and regardless, Blackstone is under no obligation to avoid interviewing or hiring such employees. For example, Blackstone may establish a team of personnel to provide support services exclusively to the Fund and Other Clients and their portfolio companies (and/or other investment funds or accounts managed or controlled by Blackstone).

Portfolio companies of the Fund and Other Clients some of which can be expected to provide services to the Fund and its portfolio companies include, without limitation, the following, and could include additional portfolio companies that might be formed or acquired in the future:

BTIG. BTIG, LLC (“BTIG”) is a global financial services firm in which certain Blackstone entities own a strategic minority investment. BTIG provides institutional trading, investment banking, research and related brokerage services.

Ontra (f.k.a. InCloudCounsel). Ontra is a portfolio company of certain Other Clients that provides a contract automation and intelligence platform that utilizes artificial intelligence and a network of attorneys to support processing of routine contracts and tracking of obligations in complex agreements.

Sphera. Sphera is a portfolio company of certain Other Clients that provides environmental, health and safety and sustainability software services and data.

ASK Investment Management (“ASK”). ASK is a portfolio company of certain Other Clients that provides investment management services.

Optiv. Optiv Security, Inc. is a portfolio company held by certain Blackstone private equity funds that provides a full slate of information security services and solutions.

PSAV. PSAV, Inc. is a portfolio company held by certain Blackstone private equity funds that provides outsourced audiovisual services and event production.

Kryalos. Blackstone through one or more of its funds has made a minority investment in Kryalos, an operating partner in certain real estate investments made by Other Clients.

Peridot Financial Services (“Peridot”) and Global Supply Chain Finance (“GSCF”). Peridot and GSCF are portfolio companies of certain Other Clients that provide supply chain financing and accounts receivable services globally.

RE Tech Advisors (“RE Tech”). Blackstone through one or more of its funds has made a majority investment in RE Tech, an energy audit/consulting firm that identifies and implements energy efficiency programs, calculates return on investment and tracks performance post-completion.

Legence (f.k.a. Therma Holdings) (“Legence”). Legence is a portfolio company held by certain Blackstone private equity funds that provides carbon reduction and energy management services.

Revantage. Revantage is a portfolio entity of certain Blackstone Clients that provides corporate support services (e.g., accounting, legal, tax, treasury, information technology and human resources and insurance procurement), construction and project management services, leasing services, property management services, transaction support services and management services.

Binomial. Binomial is a portfolio company of certain Other Clients that provides corporate support services.

The Fund expects to invest in affiliated registered investment companies and/or business development companies that will engage affiliated portfolio company service providers and vendors implicating similar risks as those described herein.

There may be instances where current and former employees of Other Clients’ portfolio companies are seconded to or temporarily hired by the Fund’s portfolio companies or, at times, the Fund’s investments directly. Such secondments or temporary hiring of current and former employees of Other Clients’ portfolio companies by the Fund’s portfolio companies (or its investments) may result in a potential conflict of interest between the Fund’s portfolio companies and those of such Other Clients. The costs of such employees are expected to be borne by the Fund or its relevant portfolio companies, as applicable, and the fees paid by the Fund or such portfolio companies to, other portfolio company service providers or vendors do not offset or reduce the management fee.

The Fund and its portfolio companies will compensate one or more of these service providers and vendors owned by the Fund or Other Clients, including through incentive based compensation payable to their management teams and other related parties. Some of these service providers and vendors owned or controlled by the Fund or Other Clients may charge the Fund and its portfolio companies for goods and services at rates generally consistent with those available in the market for similar goods and services. The discussion regarding the determination of market rates under “—Firm Affiliated Service Providers” herein applies equally in respect of the fees and expenses of the portfolio company service providers, if charged at rates generally consistent with those available in the market. Other service providers and vendors owned and/or controlled by the Fund or Other Clients pass through expenses on a cost reimbursement, no-profit or break-even basis, in which case the service provider allocates costs and expenses directly associated with work performed for the benefit of the Fund and its portfolio companies to them, along with any related tax costs and an allocation of the service provider’s overhead, including any of the following: salaries, wages, benefits and travel expenses; marketing and advertising fees and expenses; legal, compliance, accounting and other professional fees and disbursements; office space, furniture and fixture and equipment; insurance premiums; technology expenditures (including hardware and software costs, and servicing costs and upgrades related thereto); costs to engage recruitment firms to hire employees; diligence expenses; one-time costs, including costs related to building-out, expanding and winding-down a portfolio company; costs that are of a limited duration or non-recurring (such as start-up or technology build-up costs, one-time technology and systems implementation costs, employee on-boarding and severance payments, and readiness of initial public offerings and other infrastructure costs); taxes; and/or liabilities determined by Blackstone based on applicable margin tax rates and other operating, establishment, expansion and capital expenditures (including financing and interest thereon). Any of the foregoing costs, although allocated in a particular period, will, in certain circumstances, relate to activities occurring outside the period (including in prior periods, such as where any such costs are amortized over an extended period), and further will, in certain circumstances, be of a general and administrative nature that is not specifically related to particular services, and therefore the Fund could pay more than its pro rata portion of fees for services. In addition, in certain circumstances, Blackstone also relies on the management team of a portfolio company with respect to the determination of costs and expenses and allocation thereof and does not oversee or participate in such determinations or allocations. Moreover, to the extent a portfolio company uses an allocated cost model with respect to fees, costs and expenses, such fees, costs and expenses are typically estimated and/or accrued quarterly (or on another regular periodic basis) but not finalized until year-end and as a result, such year-end true-up is subject to fluctuation and increases such that for a given year, the year-end cumulative amount with respect to fees, costs and expenses may be greater than the sum of the quarterly estimates (or other periodic estimates where applicable) and/or accruals and therefore the Fund could bear more fees, costs and expenses at year-end than had been anticipated throughout the year. The allocation of overhead among the entities and assets to which services are provided can be expected to be based on any of a number of different methodologies, including, without limitation, “cost” basis as described above, “time-allocation” basis, “per unit” basis, “per square footage” basis or “fixed percentage” basis, and the particular methodology used to allocate such overhead among the entities and assets to which services are provided are expected to vary depending on the types of services provided and the applicable asset class involved, and could, in certain circumstances, change from one period to another. There can be no assurance that a different manner of allocation would result in the Fund and its portfolio companies bearing less or more costs and expenses. In addition, a portfolio company that uses a “cost” basis methodology may, in certain circumstances, change its allocation methodology, for example, to charging a flat fee for a particular service or instance (or vice versa) or to another methodology described herein or otherwise, and such changes may increase or reduce the amounts received by such portfolio companies for the same services, and shareholders will not necessarily be entitled to receive notice or disclosure of such changes in allocation methodology. In certain instances, particularly where such service providers and vendors are located in Europe or Asia, such service providers and vendors will charge the Fund and its portfolio companies for goods and services at cost plus a percentage of cost for transfer pricing or other tax, legal, regulatory, accounting or other reasons or even decide to amortize any costs or expenses to address accounting or operational considerations. Further, the Fund and its portfolio companies may compensate one or more of these service providers and vendors owned by the Fund or Other Clients through incentive-based compensation payable to their management teams and other related parties. Blackstone Credit & Insurance will not always perform or obtain benchmarking analysis or third-party verification of expenses with respect to services provided on a cost reimbursement, no profit or break even basis, or in respect of incentive-based compensation. There can be no assurances that amounts charged by portfolio company service providers that are not controlled by the Fund or Other Clients will be consistent with market rates or that any benchmarking, verification or other analysis will be performed with respect to such charges. If benchmarking is performed, the related expenses will be borne by the Fund, Other Clients and their respective portfolio companies and will not reduce the management fee. A portfolio company service provider will, in certain circumstances, subcontract certain of its responsibilities to other portfolio companies. In such circumstances, the relevant subcontractor could invoice the portfolio company for fees (or in the case of a cost reimbursement arrangement, for allocable costs and expenses) in respect of the services provided by the subcontractor. The portfolio company, if charging on a cost reimbursement, no-profit or break-even basis, would in turn allocate those costs and expenses as it allocates other fees and expenses as described above. Similarly, Other Clients, their portfolio companies and Blackstone Credit & Insurance can be expected to engage portfolio companies of the Fund to provide services, and these portfolio companies will generally charge for services in the same manner described above, but the Fund and its portfolio companies generally will not be reimbursed for any costs (such as start-up costs or technology build-up costs) relating to such portfolio companies incurred prior to such engagement. Some of the services performed by these service providers could also be performed by Blackstone Credit & Insurance from time to time and vice versa. Fees paid by the Fund or its portfolio companies to these service providers do not offset or reduce the management fees payable to the Adviser.

Where compensation paid to an affiliated service provider from the Fund or its portfolio company is based on market rates, such compensation will not be based on the cost incurred by the applicable service provider and therefore will likely result in a profit to such service provider. In the event the service provider is an affiliate of Blackstone Credit & Insurance, Blackstone Credit & Insurance experiences a conflict of interest in determining the terms of any such engagement. There can be no assurance that an unaffiliated third party would not charge a lesser rate.

Blackstone Credit & Insurance has retained Trimont and/or one or more other similar service providers (collectively, the “Agent”) to provide various services relating to the Fund’s investments and activities. The Agent will work closely with and be overseen by Blackstone Credit & Insurance’s asset management, securities and operations teams and other personnel, and is expected to provide advice, analyses and recommendations to Blackstone Credit & Insurance in connection with providing such services. The Agent is expected to provide various customary loan servicing and other related services, including with respect to sponsor equity verification, future funding draw packages and funding summaries, release of collateral, repayment expectations, loan servicing (including review of remittances, payoffs, billing statements, waterfalls and performance analysis), reporting, new loan set up and onboarding, covenant testing, financial reporting, quarterly asset updates (including performance commentary and asset summary presentations) and quarterly data review, aggregation and analysis. Other services the Agent is expected to perform include, among other things, surveillance monitoring, due diligence, ongoing reporting, credit analysis, spot valuations, re-underwriting, structure and waterfall analysis, maturity and disposition tracking, site inspections and quality assurance reviews. Any Agent has a team of personnel dedicated exclusively to providing such services to Blackstone Credit & Insurance (and/or other funds and accounts managed by Blackstone Credit & Insurance). Such personnel (or the personnel of other service providers of Blackstone Credit & Insurance) may have attributes of Blackstone “employees” (e.g., they may have dedicated offices at Blackstone, receive administrative support from Blackstone personnel, participate in general meetings and events for Blackstone personnel, have Blackstone-related e-mail addresses or business cards and participate in certain benefit arrangements typically reserved for Blackstone employees), even though they are not Blackstone employees, affiliates or personnel for purposes of the organizational documents, as applicable, and their salary and related expenses are borne by the Fund as Fund Expenses or by portfolio companies without any reduction or offset to management fees. Moreover, Blackstone Credit & Insurance expects to play a substantial role in overseeing such personnel (and may with respect to other service providers of the Fund) on an ongoing basis, including with respect to the selection, hiring, retention and compensation of such personnel. Moreover, the Fund may be responsible for covering the compensation and related costs of such personnel if Blackstone Credit & Insurance terminates the Agent, and Blackstone Credit & Insurance may enter into similar arrangements with other service providers.

Service Providers, Vendors and Other Counterparties Generally. Certain third-party advisors and other service providers and vendors or their affiliates to the Fund and its portfolio companies (including accountants, administrators, paying agents, depositories, lenders, bankers, brokers, attorneys, consultants, title agents and investment or commercial banking firms) are owned by the Firm, the Fund or Other Clients or provide goods or services to, or have other business, personal, financial or other relationships with, the Firm, the Other Clients and their respective portfolio companies and affiliates and personnel. Such advisors and service providers referred to above could be investors in the Fund, affiliates of the Adviser, sources of financing and investment opportunities or co-investors or commercial counterparties or entities in which the Firm and/or Other Clients have an investment, and payments by the Fund and/or such entities can be expected to indirectly benefit the Firm, the Other Clients and their respective portfolio companies or any affiliates or personnel. Also, advisors, lenders, investors, commercial counterparties, vendors and service providers (including any of their affiliates or personnel) to the Fund and its portfolio companies could have other commercial or personal relationships with the Firm, Other Clients and their respective portfolio companies, or any affiliates, personnel or family members of personnel of the foregoing. Although the Firm selects service providers and vendors it believes are most appropriate in the circumstances based on its knowledge of such service providers and vendors (which knowledge is generally greater in the case of service providers and vendors that have other relationships to the Firm), the relationship of service providers and vendors to the Firm as described above will influence the Firm in deciding whether to select, recommend or form such an advisor or service provider to perform services for the Fund, subject to applicable law, or a portfolio company, the cost of which will generally be borne directly or indirectly by the Fund and can be expected to incentivize the Firm to engage such service provider over a third party, utilize the services of such service providers and vendors more frequently than would be the case absent the conflict, or to pay such service providers and vendors higher fees or commissions, resulting in higher fees and expenses being borne by the Fund, than would be the case absent the conflict. The incentive could be created by current income and/or the generation of enterprise value in a service provider or vendor; the Firm can be expected to also have an incentive to invest in or create service providers and vendors to realize on these opportunities.

The Firm has a practice of not entering into any arrangements with advisors, vendors or service providers that provide lower rates or discounts to the Firm itself compared to those it enters into on behalf of the Fund and its portfolio companies for the same services. However, legal fees for unconsummated transactions are often charged at a discounted rate, such that if the Fund and its portfolio companies consummate a higher percentage of transactions with a particular law firm than the Firm, the Fund, Other Clients and their portfolio companies, the shareholders could indirectly pay a higher net effective rate for the services of that law firm than the Firm, the Fund or Other Clients or their portfolio companies. Also, advisors, vendors and service providers often charge different rates or have different arrangements for different types of services. For example, advisors, vendors and service providers often charge fees based on the complexity of the matter as well as the expertise and time required to handle it. Therefore, to the extent the types of services used by the Fund and its portfolio companies are different from those used by the Firm, Other Clients and their portfolio companies, and their affiliates and personnel, the Fund and its portfolio companies can be expected to pay different amounts or rates than those paid by such other persons. Similarly, the Firm, the Fund, the Other Clients and their portfolio companies and affiliates can be expected to enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm and including counterparties which provide goods or services to the Fund or Other Clients) whereby such counterparty will, in certain circumstances, charge lower rates (or no fee) or provide discounts, rebates or other similar concessions (including, for the avoidance of doubt, equity or equity-like arrangements, such as warrants, in the counterparty) for such counterparty’s products or services depending on certain factors, including without limitation the volume of transactions entered into with such counterparty by the Firm, the Fund and its investment and/or portfolio companies in the aggregate, Blackstone’s referrals to third parties, the provision of other strategic support by Blackstone or other factors. Further, where such agreements or other arrangements result in Blackstone or portfolio companies or affiliates paying lower rates or fees or receiving discounts, rebates or other similar concessions depending on the goods or services provided by the advisors, vendors or service providers to the Fund or Other Clients, Blackstone could be incentivized to engage such advisor, vendor or service provider over other competitors. This could result in the Fund or Other Clients paying such advisors, vendors or service providers higher rates than what other advisors, vendors or service providers charge for similar goods or services.

Conflicts of interest exist in the allocation of the costs and benefits of arrangements with service providers for the provision of goods or services to Blackstone, Blackstone Credit & Insurance, the Fund, Other Clients and/or their respective portfolio companies. Blackstone and/or Blackstone Credit & Insurance, manages such conflicts and makes allocation judgments with respect to such costs and benefits in its fair and reasonable discretion, notwithstanding its interest in the outcome, subject to applicable law. Blackstone and/or Blackstone Credit & Insurance’s allocation decisions with respect to service providers at times are informed by input from the relevant service provider (including but not limited to where the service provider provides recommended allocation percentages across the relevant parties or provides market practice insight with respect to allocation percentages), and it is possible that the relevant service provider could, due to a conflict, recommend expense allocations that are more favorable to Blackstone and/or Blackstone Credit & Insurance than the Fund or portfolio companies, subject to applicable law.

Subject to applicable law, the Fund, Other Clients and their portfolio companies are expected to enter into joint ventures with third parties to which the service providers and vendors described above will, in certain circumstances, provide services. In some of these cases, the third-party joint venture partner may be permitted to negotiate to not pay its pro rata share of fees, costs and expenses to be allocated as described above, in which case the Fund, Other Clients and their portfolio companies that also use the services of the portfolio company service provider will, directly or indirectly, pay the difference, or the portfolio company service provider will bear a loss equal to the difference.

The Firm expects to encourage service providers to the Fund, Other Clients and their investments to use, generally at market rates and/or on arm’s length terms (and/or on the basis of best execution, if applicable), the Firm-affiliated service providers in connection with the business of the Fund, portfolio companies, and unaffiliated entities. This practice creates a conflict of interest because it provides an indirect benefit to the Firm in the form of added business for the Firm-affiliated service providers without any reduction to the Fund’s management fee.

Certain portfolio companies that provide services to the Fund, Other Clients and/or portfolio companies or assets of the Fund and/or Other Clients could be transferred between and among the Fund and/or Other Clients (where the Fund might be a seller or a buyer in any such transfer) for minimal or no consideration (based on a third-party valuation confirming the same). Such transfers may give rise to actual or potential conflicts of interest for Blackstone Credit & Insurance.

Firm Affiliated Service Providers. Certain of the Fund’s, the Firm’s and/or portfolio companies’ advisers and other service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, and investment or commercial banking firms) also provide goods or services to, or have business, personal, financial or other relationships with, the Firm, its affiliates and portfolio companies. Such advisers and service providers (or their affiliates) may be investors in the Fund, affiliates of the Firm, sources of investment opportunities, co-investors, commercial counterparties and/or portfolio companies in which the Firm and/or the Fund has an investment. Accordingly, payments by the Fund and/or such entities may indirectly benefit the Fund and/or its affiliates, including the Firm and Other Clients. No fees charged by these service providers and vendors will reduce the management fees payable to the Adviser. Furthermore, the Firm, the Other Clients and their portfolio companies and their affiliates and related parties will use the services of these Firm affiliates, including at different rates. Although the Firm believes the services provided by its affiliates are equal or better than those of third parties, the Firm directly benefits from the engagement of these affiliates, including from any profits generated by such affiliates as described in the following sentence, and there is therefore an inherent conflict of interest such as those described above. As a result of services provided to the Fund, Other Clients and their portfolio companies, affiliated service providers are permitted and could be expected to from time to time generate profits, including incidental profits from services provided to the Fund, Other Clients and their portfolio companies.

Because the Firm has many different businesses, including the Blackstone Capital Markets Group, which Blackstone investment teams and portfolio companies can engage to provide underwriting and capital market advisory services, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would be subject if it had just one line of business. To the extent Blackstone determines appropriate, conflict mitigation strategies would be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Adviser. Service providers affiliated with the Firm, which are generally expected to receive competitive market rate fees (as determined by the Adviser or its affiliates) with respect to certain investments, include:

a. Aquicore. Aquicore is a cloud-based platform that tracks, analyzes and predicts key metrics in real estate, with a focus on the reduction of energy consumption. Blackstone holds a minority investment in Aquicore.

b. Blackstone Capital Markets. Blackstone Capital Markets Group is a Blackstone affiliate that Blackstone, the Fund and its portfolio companies, Other Clients and their portfolio companies, and third parties will, in certain circumstances, engage for debt and equity financings and to provide other investment banking, brokerage, investment advisory or other services.

c. Equity Healthcare. Equity Healthcare LLC (“Equity Healthcare”) is a Blackstone affiliate that negotiates with providers of standard administrative services and insurance carriers for health benefit plans and other related services for cost discounts, quality of service monitoring, data services and clinical consulting. Because of the combined purchasing power of its client participants, which include unaffiliated third parties, Equity Healthcare is able to negotiate pricing terms that are believed to be more favorable than those that the portfolio companies could obtain for themselves on an individual basis. The fees received by Equity Healthcare in connection with such services provided to investments will not reduce the management fee payable by the Fund.

d. LNLS. Lexington National Land Services (“LNLS”) is a Blackstone affiliate that (i) acts as a title agent in facilitating and issuing title insurance, (ii) provides title support services for title insurance underwriters, (iii) in certain circumstances, provides courtesy title settlement services and (iv) acts as escrow agent in connection with investments by the Fund, Other Clients and their portfolio companies, affiliates and related parties, and third parties, including, from time to time, Blackstone’s borrowers. In exchange for such services, LNLS earns fees which would have otherwise been paid to third parties. Blackstone will periodically benchmark the relevant costs to the extent that market data is available except when such data is impractical or unduly burdensome to obtain, or when LNLS is providing such services in a state where the insurance premium or escrow fee, as applicable, is regulated by the state or when LNLS is part of a syndicate of title insurance companies where the insurance premium is negotiated by other title insurance underwriters or their agent. There will be no related management fee offset for the Fund or Other Clients. As a result, while Blackstone believes that LNLS will provide services equal to or better than those provided by third parties (even in jurisdictions where insurance rates are regulated), there is an inherent conflict of interest that gives Blackstone incentive to engage LNLS over a third party.

e. 73 Strings. 73 Strings is an integrated platform that provides data extraction for analysis in portfolio monitoring and valuation purposes. Blackstone holds a minority investment in 73 Strings. Blackstone, the Clients and Other Clients will engage 73 Strings to collect data from portfolio companies and store critical valuation inputs. The fees, compensation and other amounts received by 73 Strings in connection with such services provided to Clients will not offset the management fee payable by Client investors and will not otherwise be shared with Client investors.

In addition, Blackstone acquired a minority interest in Corebridge, and in connection therewith has entered into a long-term asset management partnership with certain subsidiaries and/or affiliates of Corebridge to serve as the exclusive external manager with respect to certain asset classes within their investment portfolio, for compensation. While Blackstone will not control Corebridge, the aforementioned investment in Corebridge and asset management arrangements could incentivize Blackstone to cause (and Blackstone will benefit indirectly from causing) the Fund and/or its portfolio companies to engage Corebridge or its affiliates (including Corebridge Financial, Inc. and its other affiliates and subsidiaries) to provide various services and engage in other transactions and otherwise present conflicts of interests as a result of Blackstone’s interest and relationship therewith.

Certain Blackstone-affiliated service providers and their respective personnel will receive a management promote, an incentive fee and other performance-based compensation in respect of investments, sales or other transaction volume. Furthermore, Blackstone-affiliated service providers can be expected to charge costs and expenses based on allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses).

In connection with such relationships, Blackstone Credit & Insurance and, if required by applicable law, the Board will make determinations of competitive market rates based on its consideration of a number of factors, which are generally expected to include Blackstone Credit & Insurance’s experience with non-affiliated service providers, benchmarking data and other methodologies determined by Blackstone Credit & Insurance to be appropriate under the circumstances (i.e., rates that fall within a range that Blackstone Credit & Insurance has determined is reflective of rates in the applicable market and certain similar markets, though not necessarily equal to or lower than the median rate of comparable firms and in certain circumstances, is expected to be in the top of the range). In respect of benchmarking, while Blackstone Credit & Insurance often obtains benchmarking data regarding the rates charged or quoted by third parties for services similar to those provided by Blackstone Credit & Insurance affiliates in the applicable market or certain similar markets, relevant comparisons would not be available for a number of reasons, including, without limitation, as a result of a lack of a substantial market of providers or users of such services or the confidential or bespoke nature of such services (e.g., different assets could receive different services). In addition, benchmarking data is based on general market and broad industry overviews, rather than determined on an asset by asset basis. As a result, benchmarking data does not take into account specific characteristics of individual assets then invested in by the Fund (such as location or size), or the particular characteristics of services provided. Further, it could be difficult to identify comparable third-party service providers that provide services of a similar scope and scale as the Firm-affiliated service providers that are the subject of the benchmarking analysis or to obtain detailed information about pricing of a service comparable to that being provided to the Fund from third-party service providers if such service providers anticipate that Blackstone will not in fact engage their services. For these reasons, such market comparisons would not necessarily result in precise market terms for comparable services. Expenses to obtain benchmarking data will be borne by the Fund, Other Clients and their respective portfolio companies and will not reduce the management fee. Finally, in certain circumstances Blackstone Credit & Insurance may determine that third-party benchmarking is unnecessary, including in circumstances where the price for a particular good or service is mandated by law (e.g., title insurance in rate regulated states) or because in Blackstone Credit & Insurance’s view no comparable service provider offering such good or service (or an insufficient number of comparable service providers for a reasonable comparison) exists or because Blackstone Credit & Insurance has access to adequate market data (including from third-party clients of the Firm-affiliated service provider that is the subject of the benchmarking analysis) to make the determination without reference to third-party benchmarking. For example, in certain circumstances a Firm-affiliated service provider or a portfolio company service provider could provide services to third parties, in which case if the rates charged to such third parties are consistent with the rates charged to the Fund, Other Clients and their respective portfolio companies, then a separate benchmarking analysis of such rates is not expected to be prepared. Some of the services performed by Firm-affiliated service providers could also be performed by the Firm from time to time and vice versa. Fees paid by the Fund or its portfolio companies to or value created in Firm affiliated service providers or vendors do not reduce the management fee. These conflicts related to Firm-affiliated service providers will not necessarily be resolved in favor of the Fund, and shareholders might not be entitled to receive notice or disclosure of the occurrence of these conflicts.

Advisers and service providers, or their affiliates, often charge different rates, including below-market or no fee, or have different arrangements for different types of services. With respect to service providers, for example, the fee for a given type of work could vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Fund and/or portfolio companies differ from those used by the Firm and its affiliates (including personnel), Blackstone Credit & Insurance and/or Blackstone or their respective affiliates (including personnel) potentially will pay different amounts or rates than those paid by the Fund and/or portfolio companies. However, Blackstone Credit & Insurance and its affiliates have a longstanding practice of not entering into any arrangements with advisers or service providers that could provide for lower rates or discounts than those available to the Fund, Other Clients and/or portfolio companies for the same services. Furthermore, it is possible that certain advisers and service providers will provide services exclusively to the Firm and its affiliates, including the Fund, Other Clients and their portfolio companies, although such advisers and service providers would not be considered employees of Blackstone or Blackstone Credit & Insurance. Similarly, Blackstone, Blackstone Credit & Insurance, each of their respective affiliates, the Fund, the Other Clients and/or their portfolio companies, can enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) whereby such counterparty would charge lower rates (or no fee) and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including volume of transactions entered into with such counterparty by the Firm, its affiliates, the Fund, the Other Clients and their portfolio companies in the aggregate.

In addition, investment banks or other financial institutions, as well as certain Blackstone employees, are expected to also be investors in the Fund. These institutions and employees are a potential source of information and ideas that could benefit the Fund. Blackstone has procedures in place reasonably designed to prevent the inappropriate use of such information by the Fund.

Transactions with Portfolio Companies. The Firm and portfolio companies of the Fund and Other Clients operate in multiple industries and provide products and services to or otherwise contract with the Fund and its portfolio companies, among others. In the alternative, the Firm could form a joint venture with such a company to implement such referral arrangement. For example, such arrangements could include the establishment of a joint venture or other business arrangement between the Firm, on the one hand, and a portfolio company of the Fund, portfolio company of an Other Client or third party, on the other hand, pursuant to which the joint venture or business provides services (including, without limitation, corporate support services, loan management services, management services, operational services, ongoing account services (e.g., interacting and coordinating with banks generally and with regard to their know your client requirements), risk management services, data services, consulting services, brokerage services, sustainability and clean energy consulting services, insurance procurement, placement, brokerage and consulting services, and other services) to portfolio companies of the Fund (and portfolio companies of Other Clients) that are referred to the joint venture or business by the Firm. The Firm, the Fund and Other Clients and their respective portfolio companies and personnel and related parties of the foregoing can be expected to make referrals or introductions to the Fund or portfolio companies of the Fund or Other Clients in an effort, in part, to increase the customer base of such companies or businesses (and therefore the value of the investment held by the Fund or Other Client, which would also benefit the Firm financially through its participation in such joint venture or business) or because such referrals or introductions will, in certain circumstances, result in financial benefits, such as cash payments, additional equity ownership, participation in revenue share and/or milestones benefiting the referring or introducing party that are tied or related to participation by the portfolio companies of the Fund and/or of Other Clients, accruing to the party making the introduction (e.g., personnel of Blackstone, including the Adviser’s investment professionals). Such joint venture or business could use data obtained from such portfolio companies (see “—Data” elsewhere herein). The Fund and the shareholders typically will not share in any fees, economics, equity or other benefits accruing to the Firm, Other Clients and their portfolio companies as a result of the introduction of the Fund and its portfolio companies. Moreover, payments made to the Firm in connection with such arrangements will not reduce the management fees payable to the Adviser. There could, however, be instances in which the applicable arrangements provide that the Fund or its portfolio companies share in some or all of any resulting financial incentives (including, in some cases, cash payments, additional equity ownership, participation in revenue share and/or milestones) based on structures and allocation methodologies determined in the sole discretion of the Firm. Conversely, where the Fund or one of its portfolio companies is the referring or introducing party, rather than receiving all of the financial incentives (including, in some cases, cash payments, additional equity ownership, participation in revenue share and/or milestones) for similar types of referrals and/or introductions, such financial incentives (including, in some cases, cash payments, additional equity ownership, participation in revenue share and/or milestones) could be similarly shared with the participating Other Clients or their respective portfolio companies.

The Firm is also permitted to enter into commercial relationships with third-party companies, including those in which the Fund considered making an investment (but ultimately chose not to pursue). For example, the Firm could enter into an introducer engagement with such company, pursuant to which the Firm introduces the company to unaffiliated third parties (which can include current and former portfolio companies and portfolio companies of Other Clients and/or their respective employees) in exchange for a fee from, or equity interest in, such company. This creates a conflict of interest because, even though the Firm could benefit financially from this commercial relationship, the Firm will be under no obligation to reimburse the Fund for Broken Deal Expenses incurred in connection with its consideration of the prospective investment and such arrangements will not be subject to the management fees payable to the Adviser and otherwise described herein.

Additionally, the Firm or an affiliate is expected to hold equity or other investments in companies or businesses (even if they are not “affiliates” of the Firm) that provide services to or otherwise contract with portfolio companies. Blackstone and Blackstone Credit & Insurance have in the past entered (and can be expected in the future to enter) into relationships with companies in the information technology, corporate services and related industries whereby Blackstone acquires an equity or similar interest in such company. In connection with such relationships, Blackstone and/or Blackstone Credit & Insurance reserves the right to also make referrals and/or introductions to portfolio companies (which could result in financial incentives (including additional equity ownership) and/or milestones benefitting Blackstone and/or Blackstone Credit & Insurance that are tied or related to participation by portfolio companies). Such joint venture or business could use data obtained from portfolio companies of the Fund and/or portfolio companies of Other Clients. These arrangements are expected to be entered into without the consent or direct involvement of the Fund. The Fund and the shareholders will not share in any fees or economics accruing to Blackstone and/or Blackstone Credit & Insurance as a result of these relationships and/or participation by portfolio companies.

With respect to transactions or agreements with portfolio companies (including, for the avoidance of doubt, long-term incentive plans), at times if officers unrelated to the Firm have not yet been appointed to represent a portfolio company, the Firm is permitted to negotiate and execute agreements between the Firm and/or the Fund on the one hand, and the portfolio company or its affiliates, on the other hand, without arm’s length representation of the portfolio company, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures the Firm can be expected to use to mitigate such conflicts are to involve outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms, or establish separate groups with information barriers within the Firm to advise on each side of the negotiation.

Related Party Leasing. Subject to applicable law, the Fund and its portfolio companies may lease property to or from Blackstone, Other Clients and their portfolio companies and affiliates and other related parties. The leases are generally expected to, but might not always, be at market rates. Blackstone can be expected to confirm market rates by reference to other leases it is aware of in the market, which Blackstone expects to be generally indicative of the market given the scale of Blackstone’s real estate business. Blackstone will nonetheless have conflicts of interest in making these determinations, and with regard to other decisions related to such assets and investments. There can be no assurance that the Fund and its portfolio companies will lease to or from any such related parties on terms as favorable to the Fund and its portfolio companies as would apply if the counterparties were unrelated.

Cross-Guarantees and Cross-Collateralization. While Blackstone Credit & Insurance generally seeks to use reasonable efforts to avoid cross-guarantees and other similar arrangements, a counterparty, lender or other participant in any transaction to be pursued by the Fund other than alternative investment vehicles and/or the Other Clients could require or prefer facing only one fund entity or group of entities, which might result in any of the Fund, such Other Clients, the portfolio companies, such Other Clients’ portfolio companies and/or other vehicles being jointly and severally liable for such applicable obligation (subject to any limitations set forth in the applicable governing documents thereof), which in each case could result in the Fund, such Other Clients, such portfolio companies and portfolio companies, and/or vehicles entering into a back-to-back or other similar reimbursement agreement, subject to applicable law. In such situation, better financing terms could be available through a cross-collateralized arrangement, but it is not expected that any of the Fund or such Other Clients or vehicles would be compensated (or provide compensation to the other) for being primarily liable vis-à-vis such third-party counterparty. Also, it is expected that cross-collateralization will generally occur at portfolio companies rather than the Fund for obligations that are not recourse to the Fund except in limited circumstances such as “bad boy” events. Any cross-collateralization arrangements with Other Clients could result in the Fund losing its interests in otherwise performing investments due to poorly performing or non-performing investments of Other Clients in the collateral pool.

Similarly, a lender could require that it face only one portfolio company of the Fund and Other Clients, even though multiple portfolio companies of the Fund and Other Clients benefit from the lending, which will typically result in (i) the portfolio company facing the lender being solely liable with respect to the entire obligation, and therefore being required to contribute amounts in respect of the shortfall attributable to other portfolio companies, and (ii) portfolio companies of the Fund and Other Clients being jointly and severally liable for the full amount of the obligation, liable on a cross-collateralized basis or liable for an equity cushion (which cushion amount can vary depending upon the type of financing or refinancing (e.g., cushions for refinancings could be smaller)). The portfolio companies of the Fund and Other Clients benefiting from a financing may enter into a back-to-back or other similar reimbursement agreements whereby each agrees that no portfolio company bears more than its pro rata portion of the debt and related obligations. It is not expected that the portfolio companies would be compensated (or provide compensation to other portfolio companies) for being primarily liable, or jointly liable, for other portfolio companies pro rata share of any financing.

Joint Venture Partners. The Fund reserves the right to enter into one or more joint venture arrangements with third-party joint venture partners. Investments made with joint venture partners will often involve performance-based compensation and other fees payable to such joint venture partners, as determined by the Adviser in its sole discretion. The joint venture partners could provide services similar to those provided by the Adviser to the Fund. Yet, no compensation or fees paid to the joint venture partners would reduce the management fees payable by the Fund. Additional conflicts would arise if a joint venture partner is related to the Firm in any way, such as a limited partner investor in, lender to, a shareholder of, or a service provider to the Firm, the Fund, Other Clients, or their respective portfolio companies, or any affiliate, personnel, officer or agent of any of the foregoing and there is no assurance that any such conflicts would be resolved in favor of the Fund.

Diverse Shareholder Group. The Fund’s shareholders are expected to be based in a wide variety of jurisdictions and take a wide variety of forms. The shareholders may have conflicting investment, tax and other interests with respect to their investments in the Fund and with respect to the interests of investors in other investment vehicles managed or advised by the Adviser and Blackstone Credit & Insurance that may participate in the same investments as the Fund. The conflicting interests of individual shareholders with respect to other shareholders and relative to investors in other investment vehicles would generally relate to or arise from, among other things, the nature of investments made by the Fund and such other partnerships, the structuring or the acquisition of investments and the timing of disposition of investments. As a consequence, conflicts of interest may arise in connection with the decisions made by the Adviser or Blackstone Credit & Insurance, including with respect to the nature or structuring of investments that may be more beneficial for one investor than for another investor, especially with respect to investors’ individual tax situations. In addition, the Fund may make investments that may have a negative impact on related investments made by the shareholders in separate transactions, such as credit investments that, by consequence of the exercise of remedies related to such investments, adversely impact equity-like investments in respect of those same issuers. In selecting and structuring investments appropriate for the Fund, the Adviser or Blackstone Credit & Insurance will consider the investment and tax objectives of the Fund and the shareholders (and those of investors in other investment vehicles managed or advised by the Adviser or Blackstone Credit & Insurance) as a whole, not the investment, tax or other objectives of any shareholder individually.

In addition, certain shareholders also may be investors in Other Clients, including supplemental capital vehicles and co-investment vehicles that invest alongside the Fund in one or more investments, consistent with applicable law and/or any applicable SEC-granted exemptive order. Shareholders also might include affiliates of the Firm, such as Other Clients, affiliates of portfolio companies of the Fund or Other Clients, charities, foundations or other entities or programs associated with Firm personnel and/or current or former Firm employees, the Firm’s senior advisors and/or operating partners and any affiliates, funds or persons may also invest in the Fund through the vehicles established in connection with the Firm’s side-by-side co-investment rights, subject to applicable law, in each case, without being subject to management fees, and shareholders will not be afforded the benefits of such arrangements. Some of the foregoing Firm related parties are sponsors of feeder vehicles that could invest in the Fund as shareholders. The Firm related sponsors of feeder vehicles generally charge their investors additional fees, including performance based fees, which could provide the Firm current income and increase the value of its ownership position in them. The Firm will therefore have incentives to refer potential investors to these feeder vehicles. All of these Firm related shareholders will have equivalent rights to vote and withhold consents as nonrelated shareholders. Nonetheless, the Firm could have the ability to influence, directly or indirectly, these Firm related shareholders.

It is also possible that the Fund or its portfolio companies will be a counterparty (such counterparties dealt with on an arm’s-length basis) or participant in agreements, transactions or other arrangements with a shareholder or an affiliate of a shareholder. Such transactions may include agreements to pay performance fees to operating partners, a management team and other related persons in connection with the Fund’s investment therein, which will reduce the Fund’s returns. Such shareholders described in the previous sentences may therefore have different information about the Firm and the Fund than shareholders not similarly positioned. In addition, conflicts of interest may arise in dealing with any such shareholders, and the Adviser and its affiliates may not be motivated to act solely in accordance with its interests relating to the Fund. Similar information disparity could occur as a result of shareholders monitoring their investments in vehicles such as the Fund differently. For example, certain shareholders may periodically request from the Adviser information regarding the Fund, its investments and/or portfolio companies that is not otherwise set forth in (or has yet to be set forth) in the reporting and other information required to be delivered to all shareholders. In such circumstances, the Adviser is permitted to provide such information to such shareholders, subject to applicable law and regulations. Unless required by applicable law, the Adviser will not be obligated to affirmatively provide such information to all shareholders (although the Adviser will generally provide the same information upon request and treat shareholders equally in that regard). As a result, certain shareholders may have more information about the Fund than other shareholders, and, unless required by applicable law, the Adviser will have no duty to ensure all shareholders seek, obtain or process the same information regarding the Fund, its investments and/or portfolio companies. Therefore, certain shareholders may be able to take actions on the basis of such information which, in the absence of such information, other shareholders do not take. Furthermore, at certain times the Firm may be restricted from disclosing to the shareholders material non-public information regarding any assets in which the Fund invests, particularly those investments in which an Other Client or portfolio company that is publicly registered co-invests with the Fund. In addition, investment banks or other financial institutions, as well as Firm personnel, may also be shareholders. These institutions and personnel are a potential source of information and ideas that could benefit the Fund, and may receive information about the Fund and its portfolio companies in their capacity as a service provider or vendor to the Fund and its portfolio companies. Further, shareholders with different domiciles or tax categorizations could receive different investment returns or amounts of tax basis and/or pay different levels of expenses, e.g., based on tax savings or ownership of “blocker” or other structures used to facilitate their investments in the Fund.

Possible Future Activities. The Firm and its affiliates are expected to expand the range of services that it provides over time. Except as provided herein, the Firm and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who might hold or might have held investments similar to those intended to be made by the Fund. These clients could themselves represent appropriate investment opportunities for the Fund or could compete with the Fund for investment opportunities.

Restrictions Arising under the Securities Laws. The Firm’s activities and the activities of Other Clients (including the holding of securities positions or having one of its employees on the board of directors of a portfolio company) could result in securities law restrictions on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund and thus the return to the shareholders.

The 1940 Act may limit the Fund’s ability to undertake certain transactions with or alongside its affiliates that are registered under the 1940 Act. As a result of these restrictions, the Fund may be prohibited from executing “joint” transactions with the Fund’s 1940 Act registered affiliates, which could include investments in the same portfolio company (whether at the same or different times) or buying investments from, or selling them to, Other Clients. These limitations have the potential to limit the scope of investment opportunities that would otherwise be available to the Fund.

Blackstone has received an exemptive order that permits the Fund and other Regulated Funds to, among other things, co-invest with certain other persons, including other Regulated Funds, certain affiliates of Blackstone, Blackstone and certain funds managed and controlled by Blackstone and its affiliates, subject to certain terms and conditions.

Shareholders’ Outside Activities. A shareholder shall be entitled to and can be expected to have business interests and engage in activities in addition to those relating to the Fund, including business interests and activities in direct competition with the Fund and its portfolio companies, and can engage in transactions with, and provide services to, the Fund or its portfolio companies (which will, in certain circumstances, include providing leverage or other financing to the Fund or its portfolio companies as determined by the Adviser in its sole discretion). None of the Fund, any shareholder or any other person shall have any rights by virtue of the Fund’s operative documents or any related agreements in any business ventures of any shareholder. The shareholder, and in certain cases the Adviser, will have conflicting loyalties in these situations.

Insurance. The Adviser will cause the Fund to purchase, and/or bear premiums, fees, costs and expenses (including any expenses or fees of insurance brokers) for insurance to insure the Fund and the Board against liability in connection with the activities of the Fund. This includes a portion of any premiums, fees, costs and expenses for one or more “umbrella,” group or other insurance policies maintained by the Firm that cover the Fund and one or more of the Other Clients, the Adviser, Blackstone Credit & Insurance and/or Blackstone (including their respective directors, officers, employees, agents, representatives, independent client representative (if any), portfolio entities and other indemnified parties). The Adviser will make judgments about the allocation of premiums, fees, costs and expenses for such “umbrella,” group or other insurance policies among the Fund, one or more Other Clients, the Adviser, Blackstone Credit & Insurance and/or Blackstone on a fair and reasonable basis, subject to approval by the Board, and may revise allocations should it determine subsequently that such forward adjustments are necessary or advisable.

Technological and Scientific Innovations. Recent technological and scientific innovations have disrupted numerous established industries and those with incumbent power in them. As technological and scientific innovation continues to advance rapidly, it could impact one or more of the Fund’s strategies. Moreover, given the pace of innovation in recent years, the impact on a particular portfolio company might not have been foreseeable at the time the Fund made such investment and could adversely impact the Fund and/or its portfolio companies. Furthermore, Blackstone Credit & Insurance could base investment decisions on views about the direction or degree of innovation that prove inaccurate and lead to losses.

Additional Potential Conflicts of Interest. The officers, directors, members, managers, employees and personnel of the Adviser may trade in securities for their own accounts, subject to restrictions and reporting requirements as required by law or the Firm’s policies, or otherwise determined by the Adviser. In addition, certain Other Clients may be subject to the 1940 Act or other regulations that, due to the role of the Firm, could restrict the ability of the Fund to buy investments from, to sell investments to or to invest in the same securities as, such Other Clients. Such regulations may have the effect of limiting the investment opportunities available to the Fund. In addition, as a consequence of Blackstone’s status as a public company, the officers, directors, members, managers and personnel of the Adviser may take into account certain considerations and other factors in connection with the management of the business and affairs of the Fund and its affiliates that would not necessarily be taken into account if Blackstone were not a public company. The directors of Blackstone have fiduciary duties to shareholders of the public company that may have the potential to conflict with their duties to the Fund. Finally, although the Firm believes its positive reputation in the marketplace provides benefit to the Fund and Other Clients, the Adviser could decline to undertake investment activity or transact with a counterparty on behalf of the Fund for reputational reasons, and this decision could result in the Fund foregoing a profit or suffering a loss.

Restrictive Covenants; Restrictions on Fund Activities. Subject to applicable law and the terms of the Fund’s co-investment exemptive relief, Blackstone, the Fund, Other Clients, joint venture partners and/or their respective portfolio entities and affiliates can be expected to enter into covenants that restrict or otherwise limit the ability of Blackstone, the Fund, Other Clients, joint venture partners and/or their respective portfolio entities and affiliates to make investments in, or otherwise engage in, certain businesses or activities. For example, Other Clients could have granted exclusivity to a joint venture partner that limits the Fund and Other Clients from owning assets within a certain distance of any of the joint venture’s assets. Blackstone, the Fund, an Other Client, a joint venture partner and/or their respective portfolio entities and affiliates could have entered into a non-compete agreement or other undertaking in connection with a purchase, sale or other transaction, including, without limitation, that Blackstone, the Fund, Other Clients, joint venture partners and/or their respective portfolio entities and affiliates will not make investments or otherwise engage in any business or activity if such investment, business or activity could adversely affect or materially delay obtaining regulatory or other approvals in connection with any such purchase, sale or other transaction. These types of restrictions may negatively impact the ability of the Fund to implement its investment program. See also “—Multiple Blackstone Business Lines” herein.

(a)(3)	Portfolio Manager Compensation as of December 31, 2025.

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the Adviser.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. The discretionary compensation is not based on a precise formula, benchmark or other metric. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

(a)(4)	Dollar Range of Securities Owned as of December 31, 2025.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Registrant(1)
Michael Zawadzki	None
Dan Oneglia	$100,001 – $500,000
Eugene Lee	$100,001 – $500,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

(b)	Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 16.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)	(1)	The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer in response to Item 2 of Form N-CSR is attached hereto.

(2)	Not applicable.

(3)	The certifications required by Rule 30a-2(a) under the 1940 Act, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(4)	Not applicable.

(5)	Not applicable.

(6)	The Proxy Voting Policies and Procedures in response to Item 12 of Form N-CSR are attached hereto.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone Private Multi-Asset Credit and Income Fund

By:	/s/ Dan Oneglia
Dan Oneglia (Principal Executive Officer)
Chairperson, Chief Executive Officer and Trustee

Date:	March 4, 2026

By:	/s/ Kevin Kresge
Kevin Kresge (Principal Financial Officer)
Chief Financial Officer

Date:	March 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone Private Multi-Asset Credit and Income Fund

By:	/s/ Dan Oneglia
Dan Oneglia (Principal Executive Officer)
Chairperson, Chief Executive Officer and Trustee

Date:	March 4, 2026

By:	/s/ Kevin Kresge
Kevin Kresge (Principal Financial Officer)
Chief Financial Officer

Date:	March 4, 2026